UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:     811-8255

Exact name of registrant
    as specified in charter:            The World Funds, Inc.

Address of principal
    executive offices:                  8730 Stony Point Parkway
                                        Suite 205
                                        Richmond, VA 23235

Name and address
    of agent for service:               Thomas S. Harman, Esq.
                                        Morgan, Lewis, Bockius
                                        1111 Pennsylvania Avenue, Northwest
                                        Washington, D.C. 20004


Registrant's telephone number,
         including area code:           (800) 527-9525

Date of fiscal year end:                December 31

Date of reporting period:               December 31


Item #1.  Reports to Stockholders.

INDEX

Eastern European Equity Fund;
Epoch International Small Cap Fund;
Epoch U.S. All Cap Fund;
Epoch Global Equity Shareholder Yield Fund;
Dividend Capital Realty Income Fund; and
REMS Real Estate Value Opportunity Fund

EASTERN EUROPEAN EQUITY FUND
INVESTMENT COMMENTARY 2006


                                Gunter Faschang/Thomas Neuhold/Tatiana Halacova


Excellent Risk-Adjusted Performance

     In the fourth quarter of 2006, the Eastern European Equity Fund increased by 12.16% net and increased by 29.58% net for the full fiscal year of 2006. The Fund invests independently from the benchmark, with the aim of delivering high absolute returns with relatively low risks.

     Owing to its broad diversification, disciplined value-oriented investment approach and strict selling discipline, we believe the Fund's risk profile is considerably lower than that of other Central and Eastern European equity funds. In 2006, the Fund's volatility (risk measure) was just 13%, while other Central and Eastern European equity funds have volatility rates of around 25%. Over three years, the Fund returned 32.12% net with volatility of only 14.2%. Accordingly, we believe the Fund's three and five year risk/return ratios are the best of all Central and Eastern European equity funds and admirable on a worldwide level.

     Increasing indications of a slowdown in growth in the U.S. prompted profit-taking in commodities. Despite the recent mini correction, however, commodity stocks continue to be high risk investments. In our view, valuations are excessively high on the basis of normalized earnings. This will certainly be the case if the still highly positive market consensus regarding the prospects for the global economy continues to deteriorate. Although based on current year price-earnings multiples of 8-12, commodity shares appear relatively inexpensively valued at first glance, the high earnings and accordingly low price to earnings (P/E) ratios are a result of current extremely high return-on-equity levels of 20-40%. We assume that in the longer run these returns will subside to cost of capital levels of around 10-15% and consequently expect earnings to decline sharply in the medium term. Going forward, therefore, the downside risk related to commodity stocks remains high. While these shares have historically often traded below book value, levels at 3-4 times book value are currently the norm. In view of these excessive overvaluations, we are maintaining our zero weighting in the sector.

Markets and Companies

     We have kept our high weighting in consumer and consumer-related stocks in the portfolio. Real income and wealth levels in Central and Eastern Europe are rising steadily and consumption and penetration rates are significantly lower than in Western Europe. Russian consumer and consumer-related

Eastern European Equity Fund
stocks are particularly interesting in this regard; we expect positive developments in Russia driven by the huge demand for commodities from China and India although there will always be cyclical fluctuations.

     Figures posted for the third quarter of 2006 were, for the most part, in line with the positive expectations. Banks and consumer companies in particular reported high rates of earnings growth. The currently high earnings level in the commodities sector is, in our opinion, cyclically induced. Apart from the risk of falling commodity prices, we primarily see the ongoing rise in costs attributable to higher wages and the possibility of further (real) currency appreciation in Eastern Europe as potential sources of danger for currently record-high return on equity levels.

New or Increased Positions

     Meinl European Land, CA-Immo International (Eastern Europe, real estate). The two companies are active in the Eastern European real estate sector, primarily in Poland, Hungary, the Czech Republic and Russia. We believe that the Eastern European real estate sector is interesting due to expected positive economic prospects, supply shortages and attractive returns.

Closed or Trimmed Positions

     TPSA (Poland, telecom). Having moved sharply higher in recent weeks, the shares of Polish telecommunication giant TPSA have reached our price target. With a dividend yield of now around 6%, the slow-growing company is fairly valued. We have accordingly reduced our position.

     Sistema (Russia, holding). Sistema is the main owner of leading Russian mobile phone operator MTS. The holding company successfully floated its real estate arm Sistema Hals as well as its fixed line unit Comstar on the stock market. These positive developments provided a boost to the company's share price, which led us to reduce our position.

     Demasz (Hungary, electric utility). The shares of the Hungarian electric utility company were de-listed by French majority owner EDF. We took advantage of the approximately 30% share price increase following the takeover bid to sell our holdings.

Portfolio Manager Reflections

     The Eastern European Equity Fund returned 29.58% net in 2006. We invest according to a value-oriented, risk-conscious approach and avoid investments in illiquid, high risk stocks. The portfolio is broadly diversified across countries and sectors, and we maintain a strict selling discipline. As a result, we believe the Fund has one of the lowest volatility and one of the best risk/return ratio of all Central and Eastern European funds.

     The Eastern European Equity Fund aims to participate in the secular growth trend in Eastern Europe and is primarily invested in the consumer goods sector as well as in consumer-related stocks. The Central and Eastern European region is likely to maintain good rates of growth for many years to come. On the one hand, the rapid catching-up process in the EU convergence countries is still unfolding. On the other hand, the Russian economy will make solid progress provided Asia's commodity hunger continues.

Eastern European Equity Fund

We believe Eastern European commodity stocks are currently greatly overvalued, and expect this segment to correct sharply in the medium term. For the time being, therefore, the Eastern European Equity Fund is no longer investing in the commodities and energy sectors.

     The valuation of the stocks in the Eastern European Equity Fund remains attractive with a P/E multiple of 13, as the rising prices have so far been driven by the companies' higher sales and earnings. By focusing our investments on consumer and consumer-related sectors, we continue to believe the Fund offers outstanding access to the structural growth in the central and Eastern European region, but without exposure to the incalculable risks of commodity stocks, which have now been rising for a number of years.


Eastern European Equity Fund

COMPARISON OF $10,000 INVESTMENT IN
EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*


                                    [CHART]

          Eastern European Equity Fund Class A Shares

               VEEEX                NRI Composite-11
            -----------             ----------------
 2/15/1996   $ 9,425                   $10,000
12/31/1996    14,034                    13,476
12/31/1997    14,949                    13,571
12/31/1998     7,979                    10,607
12/31/1999     9,136                    12,358
12/31/2000     7,538                    11,061
12/31/2001     6,979                    10,278
12/31/2002     8,410                    12,730
12/31/2003    12,586                    18,811
12/31/2004    19,133                    28,500
12/31/2005    22,835                    38,609
12/31/2006    29,629                    58,359


Eastern European Equity Fund Class C Shares

                                [CHART]

                  VEEEX        NRI Composite-11
                 --------      ----------------
  1/9/2003        10,000           10,000
12/31/2003        14,750           14,867
12/31/2004        21,765           22,523
12/31/2005        25,796           30,512
12/31/2006        33,217           46,121


* Nomura Research Institute's ("NRI") composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in US$.

              Annualized Returns for Year Ended December 31, 2006

                                        1 year 5 years 10 years Since Inception
                                        ------ ------- -------- ---------------
Class A Shares (inception date 2/15/96) 29.92%  31.60%   7.12%       10.49%
Class C Shares (inception date 1/9/03)  28.77%     NA      NA        35.20%
NRI Composite-11 (inception Class A)    51.16%  41.53%  15.79%       17.59%
NRI Composite-11 (inception Class C)    51.16%     NA      NA        45.49%

   Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND

Fund Expenses Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                             Expenses Paid During
                                         Beginning Account  Ending Account         Period*
                                               Value             Value       July 1, 2006 through
                                           July 1, 2006    December 31, 2006  December 31, 2006
CLASS A                                  ----------------- ----------------- --------------------
Actual                                        $1,000           $1,182.51            $13.42
Hypothetical (5% return before expenses)      $1,000           $1,012.80            $12.38

Eastern European Equity Fund

                                                                             Expenses Paid During
                                         Beginning Account  Ending Account         Period*
                                               Value             Value       July 1, 2006 through
                                           July 1, 2006    December 31, 2006  December 31, 2006
CLASS C                                  ----------------- ----------------- --------------------
Actual                                        $1,000           $1,178.41            $18.78
Hypothetical (5% return before expenses)      $1,000           $ 1,007.9            $17.31

*Expenses are equal to the Fund's annualized expense ratio of 2.54% for Class A and 3.29% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Portfolio Holdings, by Sector, as Percentage of Net Assets
                    [CHART]
            Eastern European Equity Fund
Portfolio Holdings, by Sector, as Percentage of Net Assets
              as of December 31, 2006
-----------------------------------------------------------
Industry Classification                   Percentage of Net Assets
-----------------------                   ------------------------
Commercial Banks and Finances                         8.76%
Cosmetics & Toiletries                                1.62%
Manufacturing                                         2.24%
Medical-Drugs                                         2.94%
Minerals & mining                                     0.64%
Real Estate Management/Services                       9.00%
Real Estate Operations/Development                   17.01%
Telecom Services                                     11.59%
Telephone-Integrated                                  3.06%
Water                                                 0.24%


Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 2006

       Number
       of                                         % of
       Shares    Security Description             Net Assets Market Value
       --------- --------------------             ---------- ------------

                 Common Stocks:                     57.09%

                 Austria:                           18.66%
         190,000 CA Immobilien Anlagen*                      $  3,960,540
          10,000 Hypo South Eastern Opportunity*                2,096,895
         110,000 Meinl European Land Ltd.*                      2,822,642
         349,000 Sparkassen Immobilien AG*                      4,516,874
             180 Uralchimplast Beteiligungs*                    1,828,550
                                                             ------------
                                                               15,225,501
                                                             ------------

                 Bulgaria:                           4.29%
         149,000 Equest Invest Bulgaria*                        3,497,868
                                                             ------------

                 Cyprus:                             2.05%
         120,000 XXI Century Invest W/I*                        1,668,812
                                                             ------------

                 Czech Republic:                     6.80%
          15,700 Komercni Banka AS Sponsored ADR*               2,331,832
         140,000 Telefonica 02 Czech Republic*                  3,218,954
                                                             ------------
                                                                5,550,786
                                                             ------------

                 Estonia:                            0.24%
          10,000 AS Tallinna Vesi*                                198,027
                                                             ------------

                 Germany:                            2.50%
         630,000 Magnat Real Estate Opps*                       2,036,340
                                                             ------------

                 Great Britain:                      3.96%
          30,000 Celtic Resources Holdings*                        99,600
           4,500 Eastern Property Holdings *                      438,750
       1,200,000 EMAC Illyrian Land Fund*                       1,586,326
         136,000 Highland Gold Mining Ltd.*                       426,213
          60,000 Ukraine Opportunity Trust PL*                    645,000
          12,000 Ukraine Opportunity WTS*                          39,000
                                                             ------------
                                                                3,234,889
                                                             ------------

Eastern European Equity Fund

        Number
        of                                       % of
        Shares  Security Description             Net Assets Market Value
        ------- --------------------             ---------- ------------

                Hungary:                            8.14%
          9,000 Egis RT                                     $  1,237,529
          5,100 Gedeon Richter Ltd GDR Reg S                   1,162,046
        450,000 Magyar Telekom Telecomm*                       2,497,246
         22,000 OTP Bank RT.                                   1,009,704
          8,000 OTP Bank GDR Reg S                               733,600
                                                            ------------
                                                               6,640,125
                                                            ------------

                Israel:                             3.76%
        315,000 Bank Hapoalim Ltd.                             1,481,694
        390,000 Bank Leumi Le-Israel                           1,585,877
                                                            ------------
                                                               3,067,571
                                                            ------------

                Poland:                             3.11%
        300,000 Telekomunikacja Polska SA                      2,534,586
                                                            ------------

                Russia:                             1.96%
         50,000 AFK Sistema - Reg S Spons GDR                  1,600,000
              1 OAO Open Investments                                  28
                                                            ------------
                                                               1,600,028
                                                            ------------

                Sweden:                             1.62%
         32,000 OriFlame Cosmetics SA - SDR                    1,318,970
                                                            ------------

                Total Investments
                (Cost: $36,378,013)                57.09%     46,573,503
                Other assets, net of liabilities   42.91%     35,000,216
                                                  -------   ------------
                Net Assets                        100.00%   $ 81,573,719
                                                  =======   ============

* Non-income producing
ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.
SDR - Security represented is held by the custodian bank in the form of Special Drawing Rights.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006


ASSETS
  Investments at value (identified cost of $36,378,013) (Note 1)                                    $46,573,503
  Cash                                                                                                3,470,027
  Foreign currency (cost of $30,435,364)                                                             31,211,429
  Receivable for securities sold                                                                        322,582
  Receivable for capital stock sold                                                                     176,594
  Tax reclaim receivable                                                                                 16,671
  Prepaid expenses                                                                                       30,077
  Unrealized gain on forward foreign currency                                                               173
                                                                                                    -----------
     TOTAL ASSETS                                                                                    81,801,056
                                                                                                    -----------

LIABILITIES
  Payable for capital stock redeemed                                                                     36,039
  Accrued investment management fees                                                                     82,527
  Accrued administration                                                                                  3,377
  Accrued 12b-1 fees                                                                                      1,722
  Accrued professional fees                                                                              23,549
  Accrued compliance fees                                                                                10,481
  Accrued custodian fees                                                                                 22,885
  Other accrued expenses                                                                                 46,757
                                                                                                    -----------
     TOTAL LIABILITIES                                                                                  227,337
                                                                                                    -----------

NET ASSETS                                                                                          $81,573,719
                                                                                                    ===========

NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 2,756,285 $.01 par value shares of beneficial interest outstanding  $72,170,924
  Undistributed net investment income (loss)                                                            116,262
  Accumulated net realized gain (loss) on investments and foreign currency transactions              (1,689,240)
  Net unrealized appreciation/(depreciation) on investments and foreign currency transactions        10,975,773
                                                                                                    -----------
  Net Assets                                                                                        $81,573,719
                                                                                                    ===========
NET ASSET VALUE PER SHARE
  A Class
  ($80,710,820 / 2,726,114 shares outstanding; 20,000,000 authorized)                               $     29.61
                                                                                                    ===========
  Maximum Offering Price Per Share ($29.61 x 100/94.25)                                             $     31.42
                                                                                                    ===========
  C Class
  ($862,899 / 30,171 shares outstanding; 15,000,000 authorized)                                     $     28.60
                                                                                                    ===========

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2006

INVESTMENT INCOME
 Dividend (Net of foreign tax withheld of $167,726 )                      $   966,759
 Interest income                                                              304,913
                                                                          -----------
   Total investment income                                                  1,271,672
                                                                          -----------

EXPENSES:
 Investment management fees (Note 2)                              892,488
 12b-1 fees Class A (Note 2)                                      180,226
 12b-1 fees Class C (Note 2)                                        7,539
 Recordkeeping and administrative services (Note 2)               142,015
 Custodian fees                                                   129,620
 Accounting fees                                                   40,482
 Transfer agent fees (Note 2)                                     119,220
 Shareholder servicing and reports (Note 2)                        59,576
 Professional fees                                                 80,177
 Compliance fees                                                   25,485
 Directors fees                                                     8,400
 Filing and registration fees (Note 2)                             38,378
 Insurance expense                                                 16,338
 Other                                                             40,112
                                                                  -------
   Total expenses                                                           1,780,056
                                                                          -----------
 Less custodian fee credits                                                   (87,465)
                                                                          -----------
 Net expenses                                                               1,692,591
                                                                          -----------
 Net investment loss                                                         (420,919)
                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                   17,442,451
 Net realized gain (loss) on foreign currency conversions                     782,072
 Net change in unrealized appreciation of investments and foreign
   currencies                                                                 839,182
                                                                          -----------
 Net realized and unrealized gain (loss)                                   19,063,705
                                                                          -----------
 Increase in Net Assets From Operations                                   $18,642,786
                                                                          ===========

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended        Year ended
                                                               December 31, 2006 December 31, 2005
                                                               ----------------- -----------------
Increase (Decrease) in net assets
OPERATIONS
 Net investment gain (loss)                                      $   (420,919)     $   (813,675)
 Net realized gain (loss) on investments and foreign currency
  transactions                                                     18,224,523        14,833,788
 Change in unrealized appreciation/depreciation on investments
  and foreign currencies                                              839,182        (3,569,883)
                                                                 ------------      ------------
 Increase in net assets from operations                            18,642,786        10,450,230
                                                                 ------------      ------------

DISTRIBUTION TO SHAREHOLDERS
 Net investment income
   Class A                                                           (102,867)               --
   Class C                                                                 --                --
                                                                 ------------      ------------
 Decrease in net assets from distributions                           (102,867)               --
                                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold
   Class A                                                         18,854,377        20,329,667
   Class C                                                            363,372           463,171
 Shares reinvested
   Class A                                                             93,748                --
   Class C                                                                 --                --
 Shares redeemed
   Class A                                                        (19,547,005)      (21,115,028)
   Class C                                                           (180,883)          (90,699)
                                                                 ------------      ------------
 Decrease in net assets from capital share transactions              (416,391)         (412,889)
                                                                 ------------      ------------

NET ASSETS
 Increase (decrease) during year                                   18,123,528        10,037,341
 Beginning of year                                                 63,450,191        53,412,850
                                                                 ------------      ------------
 End of year (including undistributed net investment income
   (loss) of $116,262 and $(142,024), respectively)              $ 81,573,719      $ 63,450,191
                                                                 ============      ============


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                              Class A shares
                                                          -------------------------------------------------
                                                                         Years ended December 31,
                                                          -------------------------------------------------
                                                              2006        2005     2004     2003^      2002^
                                                          --------      -------  -------  --------  -------
Net asset value, beginning of period                      $  22.82      $ 19.12  $ 12.84  $   8.58  $  7.12
                                                          --------      -------  -------  --------  -------
Investment activities
  Net investment loss                                        (0.15)       (0.29)   (0.21)    (0.08)   (0.13)
  Net realized and unrealized gain (loss) on investments      6.98         3.99     6.49      4.34     1.59
                                                          --------      -------  -------  --------  -------
Total from investment activities                              6.83         3.70     6.28      4.26     1.46
                                                          --------      -------  -------  --------  -------

Distributions
  Net investment income                                      (0.04)          --       --        --       --
                                                          --------      -------  -------  --------  -------
Total distributions                                          (0.04)          --       --        --       --
                                                          --------      -------  -------  --------  -------
Net asset value, end of period                            $  29.61      $ 22.82  $ 19.12  $  12.84  $  8.58
                                                          ========      =======  =======  ========  =======

Total Return                                                29.92%       19.35%   48.91%    49.65%   20.51%
Ratios/Supplemental Data
Ratio to average net assets:
  Expenses                                                   2.49%/(A)/   2.54%    3.04%     2.94%    3.23%/(A)/
  Expenses - net                                             2.37%        2.54%    3.04%     2.94%    3.23%/(B)/
  Net investment loss                                       (0.58%)      (1.34%)  (1.55%)   (0.09%)  (1.62%)
Portfolio turnover rate                                    115.04%       67.09%   91.97%   117.27%   85.90%
Net assets, end of year (000's)                           $ 80,711      $62,939  $53,324  $ 38,648  $18,902

 * Commencement of operations for Class C shares was January 9, 2003.
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (continued)

                                                                         Class C Shares
                                                          ------------------------------------------
                                                             Years ended December 31,     Period ended
                                                          ------------------------------  December 31,
                                                              2006        2005     2004      2003*^
                                                          --------      -------  -------  ------------
Net asset value, beginning of period                      $  22.21      $ 18.74  $ 12.70    $   8.61
                                                          --------      -------  -------    --------
Investment activities
  Net investment loss                                        (0.22)       (0.37)   (0.24)      (0.27)
  Net realized and unrealized gain (loss) on investments      6.61         3.84     6.28        4.36
                                                          --------      -------  -------    --------
Total from investment activities                              6.39         3.47     6.04        4.09
                                                          --------      -------  -------    --------

Distributions
  Net investment income                                         --           --       --          --
                                                          --------      -------  -------    --------
Total distributions                                             --           --       --          --
                                                          --------      -------  -------    --------
Net asset value, end of period                            $  28.60      $ 22.21  $ 18.74    $  12.70
                                                          ========      =======  =======    ========

Total Return                                                28.77%       18.49%   47.54%      47.50%
Ratios/Supplemental Data
Ratio to average net assets:
  Expenses                                                   3.24%/(A)/   3.29%    3.79%       3.94%**
  Expenses - net                                             3.12%        3.29%    3.79%       3.94%**
  Net investment loss                                       (1.33%)      (2.09%)  (2.30%)     (1.90%)**
Portfolio turnover rate                                    115.04%       67.09%   91.97%     117.27%
Net assets, end of year (000's)                           $    863      $   511  $    89    $      4

 * Commencement of operations for Class C shares was January 9, 2003.
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000)
of its 1,050,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Eastern European Equity Fund

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Fund had capital loss carryforwards of $1,689,240 available to offset future capital gains, all of which expires in 2010.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Fund increased accumulated net investment income by $782,072 and decreased accumulated net realized gain on investments and foreign currency transactions by $782,072.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

Eastern European Equity Fund

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision-making with respect to the Fund's investment program. VAM, with CCM's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2006, CCM earned and received $892,488 in advisory fees.

Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2006, FDCC received $47,508 in underwriting fees and commissions and $75,663 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the

Eastern European Equity Fund

Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. As of December 31, 2006, there were $180,226 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of December 31, 2006, there were $7,539 in Class C 12b-1 and distribution expenses incurred.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $38,378 of filing and registration fees expense incurred and the $59,576 of shareholder services and reports expense incurred, CSS received $4,420 and $8,718, respectively, for these services. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $142,015 for its services for the year ended December 31, 2006.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $119,220 for its services for the year ended December 31, 2006.

Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

Purchases and sales of securities other than short-term notes aggregated $56,787,738 and $74,292,960, respectively, for the year ended December 31, 2006.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                     Year ended        Period ended
                                  December 31, 2006 December 31, 2005*
                                  ------------------------------------
         Distributions paid from:
         Ordinary income              $102,867             $--
                                      ========             ===

Eastern European Equity Fund

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                               Year ended December 31, 2006
                                               ----------------------------
    Undistributed net investment income (loss)         $   116,262
    Capital loss carryforward                           (1,689,240)
    Unrealized appreciation                             10,975,773
                                                       -----------
    Total                                              $ 9,402,795
                                                       ===========

Cost for Federal income tax purpose is $36,378,013 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $10,512,445
                   Gross unrealized depreciation    (316,955)
                                                 -----------
                   Net unrealized appreciation   $10,195,490
                                                 ===========

5. CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

                                   Class A Shares         Class C Shares
                                     Year ended             Year ended
                                  December 31, 2006     December 31, 2006
                              ------------------------  -----------------
                                Shares        Value     Shares    Value
                              ----------  ------------  ------  ---------
      Shares sold                745,856  $ 18,854,377  14,518  $ 363,372
      Shares reinvested            3,190        93,748      --         --
      Shares redeemed           (780,709)  (19,547,005) (7,379)  (180,883)
                              ----------  ------------  ------  ---------
      Net increase (decrease)    (31,663) $   (598,880)  7,139  $ 182,489
                              ==========  ============  ======  =========

                                   Class A Shares         Class C Shares
                                     Year ended             Year ended
                                  December 31, 2005     December 31, 2005
                              ------------------------  -----------------
                                Shares        Value     Shares    Value
                              ----------  ------------  ------  ---------
      Shares sold                985,204  $ 20,329,667  22,635  $ 463,171
      Shares redeemed         (1,016,089)  (21,115,028) (4,340)   (90,699)
                              ----------  ------------  ------  ---------
      Net increase (decrease)    (30,885) $   (785,361) 18,295  $ 372,472
                              ==========  ============  ======  =========

6. FORWARD FOREIGN CURRENCY CONTRACTS

In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at December 31, 2006 were as follows:

                          U.S. $  Currency  Settle  Unrealized
                 Currency Amount   Amount    Date   Gain/(Loss)
                 -------- ------   ------    ----   -----------
                   EUR    758,750 575,246  1/2/2007    $173

Eastern European Equity Fund

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Eastern European Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in it's net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                      TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

Eastern European Equity Fund

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

      Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)          Other
Year Born                 with Company     Funds in    During the Past Five (5) Years   Directorships by
                          and Tenure       the Company                                  Directors and
                                           Overseen                                     Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
--------------------------------------------------------------------------------------------------------
Interested Directors:
--------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of         The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder          Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the       Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and
                                                       Director of Fund Services, Inc.,
                                                       the Company's Transfer and
                                                       Disbursing Agent since 1987;
                                                       President and Treasurer of
                                                       Commonwealth Capital
                                                       Management, Inc. since 1983,
                                                       President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund
                                                       Accounting, Inc., which provides
                                                       bookkeeping services to the
                                                       Company; and Chairman and
                                                       Trustee of The World Insurance
                                                       Trust, a registered investment
                                                       company, since May, 2002. Mr.
                                                       Pasco is also a certified public
                                                       accountant.
--------------------------------------------------------------------------------------------------------

Name, Address and       Position(s) Held Number of   Principal Occupation(s)                Other
Year Born               with Company     Funds in    During the Past Five (5) Years         Directorships by
                        and Tenure       the Company                                        Directors and
                                         Overseen                                           Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Interested Directors (continued):
------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.(1)     Director since   10          Retired. Manager of the Customer       The World
8730 Stony Point        May, 1997                    Services Operations and Accounting     Insurance
Parkway, Suite 205                                   Division of the Potomac Electric       Trust - 1 Fund;
Richmond, VA 23235                                   Power Company; from August, 1978       Satuit Capital
(1940)                                               until April, 2005; a Trustee of World  Management
                                                     Insurance Trust, a registered          Trust - 1 Fund.
                                                     investment company, since May,
                                                     2002; a Trustee of Satuit Capital
                                                     Management Trust, a registered
                                                     investment company, since October,
                                                     2002; and a Trustee of Janus
                                                     Advisors Series Trust, a registered
                                                     investment company, from 2003 to
                                                     2005.
------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------------------------------------------
William E. Poist        Director since   10          Financial and Tax Consultant           The World
8730 Stony Point        May, 1997                    through his firm Management            Insurance
Parkway, Suite 205                                   Consulting for Professionals since     Trust - 1 Fund;
Richmond, VA 23235                                   1974; a Trustee of Satuit Capital      Satuit Capital
(1939)                                               Management Trust, a registered         Management
                                                     investment company, since              Trust - 1 Fund.
                                                     November, 2003; and a Trustee of
                                                     World Insurance Trust, a registered
                                                     investment company, since May,
                                                     2002. Mr. Poist is also a certified
                                                     public accountant.
------------------------------------------------------------------------------------------------------------
Paul M. Dickinson       Director since   10          President of Alfred J. Dickinson, Inc. The World
8730 Stony Point        May, 1997                    Realtors since April, 1971; a Trustee  Insurance
Parkway, Suite 205                                   of Satuit Capital Management Trust,    Trust - 1 Fund;
Richmond, VA 23235                                   a registered investment company,       Satuit Capital
(1947)                                               since November, 2003; and Trustee      Management
                                                     of World Insurance Trust, a            Trust - 1 Fund.
                                                     registered investment company, since
                                                     May, 2002.
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust       President of the N/A         President of CSI Capital                     N/A
600 California Street   CSI Equity                   Management, Inc., a registered
18/th/ Floor            Fund series                  investment adviser, since 1978.
San Francisco, CA 94108 since October,               Partner in the law firm Taylor &
(1946)                  1997                         Faust since September, 1975.
------------------------------------------------------------------------------------------------------------

Name, Address and      Position(s) Held Number of   Principal Occupation(s)              Other
Year Born              with Company     Funds in    During the Past Five (5) Years       Directorships by
                       and Tenure       the Company                                      Directors and
                                        Overseen                                         Number of Funds
                                                                                         in the Complex
                                                                                         Overseen
---------------------------------------------------------------------------------------------------------
Officers (continued):
---------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.  Vice President   N/A         President of Third Millennium              N/A
1185 Avenue of the     of the                       Investment Advisors, LLC, a
Americas, 32/nd/ Floor Company and                  registered investment adviser, since
New York, New York     President of the             April, 1998; and Director of Teton
10036                  Third                        Energy Corporation since 1993.
(1941)                 Millennium
                       Russia Fund
                       series since
                       October, 1998
---------------------------------------------------------------------------------------------------------
* Robert J. Sullivan   Vice President   N/A         Chairman, President and Treasurer          N/A
2807 Gaston Gate       of the                       of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466 Company and                  an open-end investment
(1960)                 President of the             management company, since
                       Genomics Fund                December, 2000; Managing Director
                       series since                 and Investment Officer of Satuit
                       January, 2003.               Capital Management, LLC, a
                                                    registered investment adviser, from
                                                    June, 2000 to Present.
---------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor    Vice President   N/A         Chief Operating Officer of Dividend        N/A
518 17/th/ Street      of the                       Capital Investments LLC
Suite 1200             Company, and                 (investment adviser) since December,
Denver, CO 80202       President of the             2005; Vice President of Business
(1973)                 Dividend                     Services from February, 2004 to
                       Capital Realty               December, 2005; Product Manager,
                       Income Fund                  INVESCO Inc. from July, 2003 to
                       series since                 January, 2004; and Manager of
                       March, 2006.                 Marketing and Business Analytics,
                                                    INVESCO Funds Group Inc. from
                                                    1999 to 2003.
---------------------------------------------------------------------------------------------------------
* Gunter Faschang      Vice President   N/A         Vice President, Vontobel Asset             N/A
450 Park Avenue        of the Company               Management (investment adviser)
New York, New York     and President of             since 2001 and head of Eastern
10022                  the Eastern                  European equity management and
(1972)                 European                     research, Vontobel Asset
                       Equity Fund                  Management AG since 2001.
                       series since
                       May, 2001.
---------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)           Other
Year Born                    with Company     Funds in the During the Past Five (5) Years    Directorships by
                             and Tenure       Company                                        Directors and
                                              Overseen                                       Number of Funds
                                                                                             in the Complex
                                                                                             Overseen
-------------------------------------------------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey              N/A
Shrewsbury Executive Center  of the Company                Partners Investment
II 1040 Broad Street         and President of              Management, LLC (investment
Shrewsbury, New Jersey 07702 the Osprey                    adviser) since 2004; Principal at
(1961)                       Concentrated                  Osprey Partners Investment
                             Large Cap                     Management, LLC from 2002 to
                             Value Equity                  2004; Senior Vice President at
                             Fund series                   Osprey Partners Investment
                             since September,              Management, LLC from 1999 to
                             2006.                         2002.
-------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of             N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003;
(1964)                                                     Financial Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to
                                                           2003.
-------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing                 N/A
230 Spring Hills Drive       Compliance                    Member of Drake Compliance,
Suite 340                    Officer                       LLC (compliance consulting)
Spring, TX 77380                                           since 2004; founder and
(1957)                                                     controlling shareholder of David
                                                           Jones & Associates (law firm)
                                                           since 1998; President and Chief
                                                           Executive Officer of Citco
                                                           Mutual Fund Services, Inc. from
                                                           2001 to 2003.
-------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent. Additionally, Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on August 23-24, 2006 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved (i) the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC ("CCM") and (ii) the investment sub-advisory agreement (together with the advisory agreement, the "Agreements") between CCM and Vontobel Asset Management Inc. ("Vontobel"), relating to the Fund.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from CCM and Vontobel, including written materials provided by CCM and Vontobel regarding: (i) the nature, extent and quality of the services to be provided by CCM and Vontobel; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by CCM and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Agreements, the Board considered many factors, including the following:

   (i) The nature, extent and quality of services provided by CCM and Vontobel. The Board reviewed the services that CCM and Vontobel provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by Vontobel in managing the Fund. Additionally, representatives from Vontobel joined the Meeting, and along with a representative from CCM, provided the Board with a presentation regarding CCM's and Vontobel's management of the Fund. The Board considered and discussed, among other things, the Fund's performance, market conditions in Eastern Europe, the liquidity of the Fund's portfolio and Vontobel's

Eastern European Equity Fund
trading practices. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by CCM and Vontobel.

   (ii) Investment performance of the Fund and CCM and Vontobel. The Board, using written materials provided by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods ended July 31, 2006. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

   (iii) Consideration of advisory fee; Cost of advisory services and level of profitability of CCM and Vontobel from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of CCM. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. In reviewing the advisory fee, the Board considered fees paid by other emerging market funds of comparable size and investment objective, noting that the advisory fee received by CCM was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

   (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by CCM from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed Vontobel's financial condition with representatives from Vontobel at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered CCM's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

   (v) Other considerations. The Board also determined that CCM and Vontobel have made a significant entrepreneurial commitment to the management and success of the Fund, reflected by CCM's expense limitation and fee waiver arrangement with the Fund.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Agreements contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Agreements.

Eastern European Equity Fund

Investment Adviser:

   Commonwealth Capital Management, LLC
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free or locate us on the web at theworldfunds.com.

                                 Annual Report
                                to Shareholders

                               EASTERN EUROPEAN
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                              For the Year Ended
                               December 31, 2006

Dear Shareholder:

For the calendar year 2006, the Epoch International Small Cap (EPIEX) Fund was up 38.40%, at net asset value. In comparison, the Fund's benchmark, the S&P/Citigroup EMI EPAC index was up 30.35%. The Fund significantly outperformed its benchmark while displaying attractive risk characteristics as illustrated by a high information ratio and a benign Beta vs. its benchmark.

Our focus on combining a top-down thematic approach with fundamental bottom-up stock analysis and our preference for investing in quality businesses at reasonable prices led us to build a diversified portfolio of stocks, the Fund's portfolio, in aggregate, exhibited higher returns on equity, higher returns on assets and faster growth in revenues and earnings when compared to the benchmark, while trading at attractive valuations.

Superior stock selection across all major sectors (as defined by the benchmark) helped generate strong absolute and relative returns. Stock picking was particularly strong in the Consumer Staples, Materials, Healthcare, Financials and Consumer Discretionary sectors. Several of our largest positions were also among the strongest contributors. Among our best performers were C&C Group, an Irish producer of cider and spirits, Lonmin, one of the world's largest producers of platinum group metals, Phonak Holding, a maker of hearing aids based in Switzerland, Marfin Financial Group, a Greek diversified financial services company and the Osaka Securities Exchange, the 2/nd/ largest securities exchange in Japan.

From a sector perspective, the Fund benefited from our underweight positioning in Consumer Discretionary sector and overweights in Healthcare, Industrials and Consumer Staples. From a geographic perspective, the Fund benefited from an active management of our Japan exposure and overweight positions in Ireland and Greece. An underweight position in Australia detracted from performance. In Japan, we started the year with an overweight position that we had held since mid 2005. In the first quarter of 2006, we decided to underweight our exposure in Japan relative to the benchmark. Among the reasons for that change were our concerns regarding stock valuations after the very strong performance of the Japanese market in the second half of 2005, as well as concerns regarding the possible impact of several highly visible setbacks against prominent shareholder activists.

As we begin 2007, we remain constructive on the international small cap asset class and international equity markets in general. We believe that globalization continues to be a powerful and positive force, enhancing global economic growth, productivity and profits while constraining inflation. At the same time, we remain vigilant regarding the impact that a possible deceleration of global GDP growth, a potential rise in investor risk aversion and certain geopolitical events could have on global equity markets. We believe the Fund is well positioned and reflects our world views for 2007.

                                    Daniel Geber
                                    Portfolio Manager

                                    William W. Priest
                                    Portfolio Manager

                                    [CHART]



                                    [CHART]



                                                   Class I Shares                   Class P Shares
                 -                  -------------------------------------------  ---------------------
                                                              Average Annual      Total Return Since
                                    Total Return One Year Return Since Inception       Inception
                                       Ended 12-31-06*    01-25-05 to 12-31-06*  08-02-06 to 12-31-06*
                                    --------------------- ---------------------- ---------------------
Epoch International Small Cap Fund:         38.40%                31.00%                 17.10%
            S&P/Citigroup EMI EPAC:         30.35%                27.53%                 18.61%

* Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                      Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
   The S & P/Citigroup Extended Market Index - Europe Pacific Asia Composite ("EMI EPAC Index") is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The EMI EPC Index is made up of stocks in the bottom 20% market cap of each country

   The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.
--------------------------------------------------------------------------------

EPOCH INTERNATIONAL SMALL CAP FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example for Class I is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006 and held for the six months ended December 31, 2006. The example for Class P is based on an investment of $1,000 invested at the beginning of the period August 2, 2006 (commencement of operations) and held for the period ended December 31, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------
                              Beginning        Ending       Expenses Paid During Period*
                            Account Value   Account Value       July 1, 2006 through
I Class                     July 1, 2006  December 31, 2006      December 31, 2006
----------------------------------------------------------------------------------------
Actual                         $1,000         $1,188.69                $8.55
----------------------------------------------------------------------------------------
Hypothetical                   $1,000         $1,017.25                $7.88
(5% return before expenses)
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                              Beginning         Ending       Expenses Paid During Period*
                            Account Value    Account Value      August 2, 2006 through
P Class                     August 2, 2006 December 31, 2006      December 31, 2006
-----------------------------------------------------------------------------------------
Actual                          $1,000         $1,170.99                $8.08
-----------------------------------------------------------------------------------------
Hypothetical                    $1,000         $1,016.00                $7.51
(5% return before expenses)
-----------------------------------------------------------------------------------------

*--Expensesare equal to the Fund's annualized expense ratio of 1.55% for the I
           Class and 1.80% for the P Class, multiplied by the average account value for the period, multiplied by 184 days for the I Class and 152 days for the P Class in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

                       Epoch International Small Cap Fund
          Portfolio Holdings, by Country, as Percentage of Net Assets
                            as of 12/31/2006

                                    [CHART]

                                              Percentage of
                                                Net Assets
                                              -------------
                   AUSTRALIA                      2.00%
                   AUSTRIA                        2.31%
                   BELGIUM                        7.39%
                   DENMARK                        2.37%
                   FRANCE                         5.86%
                   GERMANY                        6.82%
                   GREAT BRITAIN                 21.10%
                   IRELAND                        3.85%
                   JAPAN                         17.34%
                   NETHERLANDS                    5.32%
                   SPAIN                          4.02%
                   SWITZERLAND                    5.48%
                   OTHER                         16.14%

                      EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2006

        Number                                      % of      Market
        of Shares Security Description           Net Assets   Value
        --------- --------------------           ---------- -----------

                  COMMON STOCKS:                   99.30%

                  AUSTRALIA:                        2.00%
         106,800  AGL Energy Ltd*                           $ 1,361,856
          61,677  Alinta Limited                                574,542
          57,428  Bank of Queensland Ltd                        704,683
         120,700  Baycorp Advantage Limited                     250,175
         178,900  Bolnisi Gold NL                               431,433
         157,838  Coates Hire Limited                           727,694
         157,625  Macquarie Infrastructure Group                429,816
          65,000  Sino Gold Limited*                            373,953
          52,541  Sydney Roads Group                             54,658
         111,600  Transfield Service NPV                        843,459
                                                            -----------
                                                              5,752,269
                                                            -----------

                  AUSTRIA:                          2.31%
          15,400  Andritz AG                                  3,338,119
         109,400  Immoeast AG*                                1,537,130
         110,300  Immofinanz AG*                              1,571,603
           3,360  OMV AG                                        190,568
                                                            -----------
                                                              6,637,420
                                                            -----------

                  BELGIUM:                          7.39%
          55,758  Ackermans & Van Haaren                      4,634,376
          17,200  Almancora Comm. Va.                         2,450,732
           3,000  Compagnie d' Enterprises CFE                3,827,289
          13,650  Cumerio NPV                                   327,754
          30,000  Devgen*                                       716,380
          13,350  ETS Colruyt Halle                           2,849,728
          40,267  EVS Broadcasting Equipment SA               2,326,842
          45,332  Telenet Group Holding*                      1,282,850
          16,450  Umicore                                     2,799,621
                                                            -----------
                                                             21,215,572
                                                            -----------

                  CANADA:                           0.94%
          14,765  Agnico Eagle Mines Ltd                        608,909
          40,000  Alamos Gold Inc.*                             331,503

      Number                                          % of      Market
      of Shares Security Description               Net Assets   Value
      --------- --------------------               ---------- -----------

                CANADA (continued):
       111,100  Bema Gold Corporation*                        $   581,426
        14,400  Goldcorp Inc.                                     409,536
        18,690  Iamgold Corporation                               165,478
         4,924  Inmet Mining Corporation                          263,647
        12,000  Meridian Gold Inc.*                               333,871
                                                              -----------
                                                                2,694,370
                                                              -----------

                CHINA:                                0.49%
       977,710  China Communications Construction*                965,428
       625,049  Zijin Mining Group Co.                            435,574
                                                              -----------
                                                                1,401,002
                                                              -----------

                DENMARK:                              2.37%
        37,200  Biomar Holding A/S                              1,619,223
        32,400  Carlsberg As B Shs*                             3,216,151
        28,000  Schmack Biogas AG*                              1,974,095
                                                              -----------
                                                                6,809,469
                                                              -----------

                FINLAND:                              0.54%
       161,891  Capman Oyj                                        645,020
        32,500  YIT - Yhtyma Oyj                                  898,278
                                                              -----------
                                                                1,543,298
                                                              -----------

                FRANCE:                               5.86%
        44,300  Alten*                                          1,651,655
         2,248  April Group                                       107,925
        12,400  Bacou Dalloz                                    1,658,835
        74,680  Edf Energies Nouvell*                           3,951,851
         3,700  Eiffage SA                                        351,706
         3,800  Euler & Hermes SA                                 549,462
        20,114  Gameloft SA*                                      120,210
        21,038  Group Bourbon SA                                1,155,459
        25,550  Neopost SA                                      3,207,327
        37,500  Oprea*                                          3,549,742
         4,000  Orco Property Group                               509,250
                                                              -----------
                                                               16,813,422
                                                              -----------

                GERMANY:                              6.82%
           886  AMB Generali Holding AG                           127,994
         9,400  Bilfinger Berger AG                               688,527

         Number                                    % of      Market
         of Shares Security Description         Net Assets   Value
         --------- --------------------         ---------- -----------

                   GERMANY (continued):
           30,500  Curanum AG                              $   277,647
           15,192  Fresenius AG Preferred                    3,263,169
           10,561  Interhyp AG*                                912,620
            7,017  Merck KGaA                                  727,086
          147,300  Mobilcom AG*                              4,294,757
            5,000  Rhoen-Klinikum AG                           242,355
           25,500  Salzgitter AG                             3,332,255
           70,025  Stada Arzneimittel AG                     4,014,084
           23,400  Techem AG                                 1,713,375
                                                           -----------
                                                            19,593,869
                                                           -----------

                   GREAT BRITAIN:                 21.10%
           36,000  Acergy SA - ADR*                            693,360
          424,000  Aggreko PLC                               3,616,779
          349,280  Balfour Beatty PLC                        3,030,717
              500  Bodycote International PLC                    2,235
          148,000  British Airways                           1,529,157
           35,177  Burren Energy PLC                           609,776
          430,780  Cobham PLC                                1,634,802
          190,000  Collins Stewart PLC London*                 945,269
           36,942  Davis Servic Gp                             364,686
           32,000  Domestic & General Grp PLC                  782,853
           31,718  Drax Group PLC                              506,949
          246,295  Engel East Europe NV                        750,160
          146,069  Expro International Group                 2,529,171
          147,400  Greene King PLC                           3,282,660
          103,343  Homeserve PLC                             3,825,699
           48,512  Lonmin ORD                                2,860,116
          137,380  Mitchells & Butler                        1,911,857
            4,300  NDS Group PLC Sponsored ADR*                207,733
           26,173  Northgate PLC                               618,256
          377,368  Northumbrian Water Group PLC              2,261,801
           83,000  Pennon Group                                928,287
           66,600  Petrofac Ltd                                525,385
          117,927  Punch Taverns PLC                         2,954,280
          185,000  Scottish & Newcastle PLC                  2,027,401
          420,609  Serco Group PLC                           3,147,095
           29,100  Soco International PLC*                     787,715
          336,100  Spice PLC                                 2,949,269
          190,000  Tullett Prebon PLC*                       2,418,994

      Number                                           % of      Market
      of Shares Security Description                Net Assets   Value
      --------- --------------------                ---------- -----------

                GREAT BRITAIN (continued):
       140,458  Tullow Oil PLC                                 $ 1,094,958
        33,040  Ultra Electronics Holdings PLC                     703,457
        81,400  United Utilities                                 1,243,618
        74,900  Venture Production                               1,295,420
        85,601  Whatman PLC                                        444,317
        63,500  Whitbread deferred shares*                              --
       178,475  Whitbread                                        5,855,448
        63,129  Wolverhampton and Dudley New                     2,238,079
                                                               -----------
                                                                60,577,759
                                                               -----------

                GREECE:                                2.58%
        96,182  Hellenic Exchanges SA                            1,768,887
        80,450  Intralot SA                                      2,812,649
       293,895  Marfin Financial Group SA*                       2,814,961
                                                               -----------
                                                                 7,396,497
                                                               -----------

                HONG KONG:                             0.01%
        41,100  China Shineway Pharmaceutical Group                 23,779
                                                               -----------

                IRELAND:                               3.85%
       195,560  Anglo Irish Bank Corp. PLC                       4,044,469
       306,701  C&C Group PLC                                    5,462,513
        56,100  Irish Life & Permanent*                          1,546,866
                                                               -----------
                                                                11,053,848
                                                               -----------

                ITALY:                                 1.62%
       228,200  Amplifon SPA                                     1,928,317
        47,600  Davide Campari Milano                              471,618
        47,100  Fondiaria - Sai SPA                              2,251,918
                                                               -----------
                                                                 4,651,853
                                                               -----------

                JAPAN:                                17.34%
        33,400  Aeon Credit Service Company                        632,544
       113,600  AIOI Insurance Co. Ltd                             801,411
       253,700  Air Water Inc.                                   2,693,179
        20,300  AOC Holdings, Inc.                                 332,622
        24,720  Aruze Corporation                                  710,023
        55,850  Asahi Pretec Corp.                               1,116,343
        12,700  Asatsu DK Inc.                                     403,175

       Number                                         % of      Market
       of Shares Security Description              Net Assets   Value
       --------- --------------------              ---------- -----------

                 JAPAN (continued):
         92,740  Asics Corp.                                  $ 1,163,631
         91,080  Daiseki Co. Ltd                                2,287,135
        124,363  Dowa Mining Co.                                1,063,253
        124,363  Dowa Mining RTS                                       --
         45,360  Electric Power Development Co.                 1,996,191
        131,960  Fuji Fire & Marine                               492,065
        264,000  Hokuhoku Financial Group, Inc.                   966,692
         27,150  Honeys Co. Ltd                                 1,007,836
        245,400  Iwatani International                            671,877
         79,700  Japan Securities Finance Co., Ltd                964,539
         58,560  JFE Shoji Holdings Inc.                          283,775
         75,020  Konaka Co. Ltd                                 1,067,934
         69,440  Kubota Corporation                               642,671
         49,400  Millea Holdings Inc.                           1,742,504
         84,500  Mori Seiki Co., Ltd                            1,891,262
         22,150  Moshi Moshi Hotline, Inc.                        917,103
         14,200  Nakanishi Inc.                                 1,741,161
         38,900  Nisshinbo Inds.                                  402,819
            345  Osaka Securities Exchange                      1,726,883
         28,900  Ryohin Keikaku Co. Ltd                         2,211,128
         28,250  Sankyo Co. Ltd Gunma                           1,563,513
         81,770  Shinko Elec Industries                           755,413
         28,100  Sumco Corp.                                    2,374,116
         62,970  Sumikin Bussan Corp.*                            278,174
        112,200  Sumitomo Realty & Development Co.              3,599,597
        163,000  The Sumitomo Warehouse Co.                     1,244,369
        201,700  Suruga Bank Ltd                                2,496,899
         53,753  Sysmex Corporation                             2,103,712
            370  Tempstaff Co. Ltd                                522,046
         23,000  Tokyo Tatemono                                   256,135
        506,400  Topix Banks Exchange Trd Fds                   1,790,496
        128,510  Toshiba Plant Systems & Servcies
                 Corporation                                      796,510
         36,700  Valor Co. Ltd                                    485,758
        102,400  Yoshimoto Kogyo Co., Ltd                       1,623,677
                                                              -----------
                                                               49,820,171
                                                              -----------

                 MALAYSIA:                            0.91%
        672,800  Top Glove Corp.                                2,608,933
                                                              -----------

        Number                                       % of      Market
        of Shares Security Description            Net Assets   Value
        --------- --------------------            ---------- -----------

                  NETHERLANDS:                       5.32%
           24,121 Aalberts Industries NV                     $ 2,084,396
          126,999 Binck NV                                     2,456,280
           59,608 Boskalis Westminster NV                      5,898,063
           16,600 Euronext NV                                  1,960,084
           61,300 SBM Offshore NV*                             2,106,744
           18,200 TNT NV                                         782,287
                                                             -----------
                                                              15,287,854
                                                             -----------

                  NORWAY:                            2.57%
           25,700 Aker American Shipping*                        432,917
           28,600 Cermaq ASA                                     417,532
            8,750 Leroy Seafood Group ASA                        154,413
          201,630 Nordic Semiconductor ASA*                    1,520,320
          303,500 Pan Fish ASA*                                  277,534
            5,900 Renewable Energy Corp. ASA*                    107,904
          273,953 Tandberg                                     4,131,292
          195,000 Yantai Raffles Shipyard*                       328,478
                                                             -----------
                                                               7,370,390
                                                             -----------

                  POLAND:                            1.86%
          385,650 Globe Trade Centre SA*                       5,335,236
                                                             -----------

                  PORTUGAL:                          0.46%
           13,300 Jeronimo Martins, SGPS, SA                     298,294
           26,352 Sonae Industria SGPS SA*                       260,746
          388,700 Sonae SGPS SA                                  774,346
                                                             -----------
                                                               1,333,386
                                                             -----------

                  SINGAPORE:                         0.84%
        1,158,307 China Fishery Group Ltd                      2,401,027
                                                             -----------

                  SOUTH AFRICA:                      1.25%
          165,154 Aquarius Platinum Ltd                        3,587,472
                                                             -----------

                  SPAIN:                             4.02%
           80,300 Abengoa SA                                   2,946,186
           53,757 ACS Actividades de Construccion              3,029,062
           25,000 Banco Pastor                                   486,492
           14,350 Bankinter SA Registered                      1,128,344

      Number                                          % of       Market
      of Shares Security Description               Net Assets    Value
      --------- --------------------               ---------- ------------

                SPAIN (continued):                     4.02%
       35,736   Indra Sistemas SA                             $    877,396
       94,400   Prosegur, Compania de Seguridad                  3,076,185
                                                              ------------
                                                                11,543,665
                                                              ------------

                SWEDEN:                                1.01%
       93,501   Boliden AB                                       2,405,276
       37,500   Eniro AB                                           496,039
                                                              ------------
                                                                 2,901,315
                                                              ------------

                SWITZERLAND:                           5.48%
          230   Bank Sarasin & Compagnie Ltd Reg B                 724,748
       10,230   Galencia Holding AG                              2,861,700
        1,169   Jelmoli Holding AG                               2,620,883
        6,920   Kuehne & Nagel International AG                    502,876
        1,850   Nobel Biocare Holding AG                           546,325
       10,950   Pargesa Holding AG                               1,245,889
       34,019   Phonak Holding AG                                2,705,011
        1,194   SGS SA                                           1,329,168
        5,679   St. Galler Kantonalbank                          2,383,513
       48,000   Temenos Group AG*                                  812,526
                                                              ------------
                                                                15,732,639
                                                              ------------

                UNITED STATES:                         0.36%
       58,000   Ishares MSCI Japan Index                           824,180
          162   Put Option Oil SVC Holders Trust*                   56,700
        2,200   Streettracks Gold Trust*                           139,062
                                                              ------------
                                                                 1,019,942
                                                              ------------

                TOTAL INVESTMENTS
                (Cost: $224,834,058)                  99.30%   285,106,457
                Other assets, net of liabilities       0.70%     2,003,114
                                                     ------   ------------
                NET ASSETS                           100.00%  $287,109,571
                                                     ======   ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $224,834,058) (Note 1)                        $285,106,457
 Cash & cash equivalents                                                                   1,662,323
 Foreign currency (cost of $4,811,752)                                                     4,825,981
 Receivable for capital stock sold                                                         1,147,136
 Dividends receivable                                                                        294,368
 Tax reclaim receivable                                                                      172,641
 Interest receivable                                                                           1,275
 Miscellaneous receivable                                                                      3,094
 Prepaid expenses                                                                             46,627
                                                                                        ------------
   TOTAL ASSETS                                                                          293,259,902
                                                                                        ------------

LIABILITIES
 Payable for securities purchased                                                          5,794,207
 Payable for capital stock redeemed                                                           34,437
 Unrealized loss on forward foreign currency                                                   1,216
 Accrued investment management fees                                                          255,765
 Accrued 12b-1 fees                                                                              144
 Other accrued expenses                                                                       64,562
                                                                                        ------------
   TOTAL LIABILITIES                                                                       6,150,331
                                                                                        ------------

NET ASSETS                                                                              $287,109,571
                                                                                        ============
 Net Assets Consist of:
 Paid-in-capital applicable to 12,009,442 $0.01 par value shares of beneficial interest
   outstanding                                                                          $221,150,748
 Undistributed net investment income (loss)                                                 (210,490)
 Accumulated net realized gain (loss) on investments and foreign currency transactions     5,887,123
 Net unrealized appreciation of investments and foreign currency                          60,282,190
                                                                                        ------------
 Net Assets                                                                             $287,109,571
                                                                                        ============
NET ASSET VALUE PER SHARE
 I Class
   ($286,841,431 / 11,998,028 shares outstanding; 20,000,000 authorized)                $      23.91
                                                                                        ============
 P Class
   ($268,140 / 11,414 shares outstanding; 15,000,000 authorized)                        $      23.49
                                                                                        ============

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS

Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend (net of foreign tax withheld of $314,894 )                                     $ 3,072,952
 Interest                                                                                    189,956
                                                                                         -----------
   Total investment income                                                                 3,262,908
                                                                                         -----------
EXPENSES
 Investment management fees (Note 2)                                           2,157,375
 12b-1 fees, Class P (Note 2)                                                        144
 Recordkeeping and administrative services (Note 2)                              230,729
 Custodian fees                                                                  205,995
 Accounting fees                                                                  88,430
 Transfer agent fees (Note 2)                                                     76,883
 Shareholder servicing and reports (Note 2)                                       24,349
 Professional fees                                                                98,371
 Compliance fees                                                                  33,905
 Filing and registration fees (Note 2)                                            33,182
 Insurance expense                                                                16,989
 Directors fees                                                                    8,400
 Other                                                                            78,356
                                                                               ---------
   Total expenses                                                                          3,053,108
                                                                                         -----------
 Net investment income (loss)                                                                209,800
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES & RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                  22,327,556
 Net realized gain (loss) on foreign currency conversions                                   (283,652)
 Net increase (decrease) in unrealized appreciation of investments and foreign
   currencies                                                                             40,867,175
                                                                                         -----------
 Net realized and unrealized gain (loss) on investments                                   62,911,079
                                                                                         -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                        $63,120,879
                                                                                         ===========

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Year ended        Period ended
                                                                   December 31, 2006* December 31, 2005*
                                                                   ------------------ ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                         $    209,800       $    103,443
 Net realized gain (loss) on investments and foreign currency
   transactions                                                         22,043,904         (1,433,052)
 Change in unrealized appreciation/depreciation on
   investments and foreign currencies                                   40,867,175         19,415,015
                                                                      ------------       ------------
 Increase (decrease) in net assets from operations                      63,120,879         18,085,406
                                                                      ------------       ------------

DISTRIBUTION TO SHAREHOLDERS
 Net investment income
   I Class                                                                (263,929)                --
   P Class                                                                      (5)                --
 Net realized gain
   I Class                                                             (14,973,912)                --
   P Class                                                                 (13,576)                --
                                                                      ------------       ------------
 Decrease in net assets from distributions                             (15,251,422)                --
                                                                      ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold
   I Class                                                             130,126,712        107,324,196
   P Class                                                                 244,971
 Shares reinvested
   I Class                                                              14,982,913
   P Class                                                                  11,215
 Shares redeemed
   I Class                                                             (21,803,855)        (9,728,790)
   P Class                                                                  (2,654)
                                                                      ------------       ------------
 Increase (decrease) in net assets from capital share transactions     123,559,302         97,595,406
                                                                      ------------       ------------

NET ASSETS
 Increase during period                                                171,428,759        115,680,812
 Beginning of period                                                   115,680,812                 --
                                                                      ------------       ------------
End of period
 (Including undistributed net investment income (loss) of
   $(210,490) and $71,621, respectively)                              $287,109,571       $115,680,812
                                                                      ============       ============

* Commencement of operations was January 25, 2005 for Class I shares and August 2, 2006 for Class P shares.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                         Class I Shares              Class P Shares
                                                              --------------------------------     -------------------
                                                                 Year ended        Period ended       Period ended
                                                              December 31, 2006 December 31, 2005* December 31, 2006**
                                                              ----------------- ------------------ -------------------
Net asset value, beginning of period                              $  18.26           $  15.00            $21.20
                                                                  --------           --------            ------
Investment activities
  Net investment income (loss)                                       (0.01)              0.02              (.02)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                      7.00               3.24            $ 3.63
                                                                  --------           --------            ------
  Total from investment activities                                    6.99               3.26              3.61
                                                                  --------           --------            ------
Distributions
  Net investment income                                              (0.02)                --             (0.00)/1/
  Net realized gain                                                  (1.32)                --             (1.32)
                                                                  --------           --------            ------
  Total distributions                                                (1.34)                --             (1.32)
                                                                  --------           --------            ------
Net asset value, end of period                                    $  23.91           $  18.26            $23.49
                                                                  ========           ========            ======
Total Return                                                         38.40%             21.73%            17.10%
                                                                  ========           ========            ======
Ratios/Supplemental Data
Ratio to average net assets-
  Expenses                                                            1.55%              1.73%***          1.80%***
  Net investment income (loss)                                        0.11%              0.13%***          (.41%)***
Portfolio turnover rate                                              74.83%             48.91%            74.83%
Net assets, end of period (000's)                                 $286,841           $115,681            $  268

*Commencement of operations was January 25, 2005.
**Commencement of operations was August 2, 2006.
***Annualized
/1/Less/  /than $0.01 per share.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 20,000,000; P Class: 15,000,000; A
Class: 15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

      The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost which approximates market value. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no material impact on the financial statements.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Fund decreased accumulated net investment income by $227,977, increased accumulated realized gain by $231,937 and decreased paid-in-capital by $3,960.

Class Net Asset Values and Expenses

      All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the year ended December 31, 2006, EIP earned and received $2,157,375 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.75% for Class I and 2.0% for Class P of average net assets, respectively. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three
(3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. There were no reimbursements recoverable at December 31, 2006.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the period ended December 31, 2006, there were $144 of 12b-1 fees incurred by the Fund's Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.15% of average daily net assets. CSS earned and received $230,729 for its services for the year ended December 31, 2006. Additionally, CSS received $3,450 of the $24,349 of shareholder services and reports expense incurred and $1,510 of the $33,182 of filing and registration fees for hourly services provided to the Fund.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI earned and received $76,883 for its services for the year ended December 31, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

NOTE 3 - INVESTMENTS

      Purchases and sales of securities other than short-term notes aggregated $254,556,210 and $144,561,155, respectively, for the year ended December 31, 2006.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of dividends paid during the year ended
December 31, 2006 and the period ended December 31, 2005, respectively, was as follows:

                                      Year ended       Period ended
                                   December 31, 2006 December 31, 2005
                     -             ----------------- -----------------
          Distributions paid from:
          Ordinary income*            $ 7,112,319           $--
          Long term capital gains       8,139,103            --
                                      -----------           ---
                                      $15,251,422           $--
                                      ===========           ===

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                         Year ended
                                                                      December 31, 2006
                                  -                                   -----------------
Undistributed net investment income (loss)*                              $ 1,364,965
Accumulated net realized gain (loss) on investments and foreign
  currency transactions                                                    5,088,300
Net unrealized appreciation/(depreciation) of investments and foreign
  currency                                                                59,626,197
Post October losses on foreign currency                                     (120,639)
                                                                         -----------
Total                                                                    $65,958,823
                                                                         ===========

* For tax purposes, short-term capital gain and short-term capital gain distributions are considered ordinary income.

      The difference between components of distributable earnings on a book and tax basis is primarily related to the tax deferral of losses on wash sales, passive foreign investment companies income and post October losses on foreign currencies.

      Cost for Federal income tax purpose is $225,490,051 and net unrealized appreciation consists of :

            Gross unrealized appreciation              $64,294,211
            Gross unrealized depreciation               (4,667,805)
                                                       -----------
            Net unrealized appreciation on investments $59,616,406
                                                       ===========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                              Class I Year ended     Class P Period ended
                               December 31, 2006     December 31, 2006*
                           ------------------------  -------------------
                             Shares        Value     Shares      Value
                           ----------  ------------  ------    --------
         Shares sold        6,051,101  $130,126,712  11,043    $244,971
         Shares reinvested    631,858    14,982,913     481      11,215
         Shares redeemed   (1,020,649)  (21,803,855)   (110)     (2,654)
                           ----------  ------------   ------   --------
         Net increase       5,662,310  $123,305,770  11,414    $253,532
                           ==========  ============   ======   ========

*Commencementof operations was August 2, 2006.

                              Class I Period ended
                              December 31, 2005**
                            -----------------------
                              Shares         Value
                            ---------    ------------
                            6,926,533    $107,324,196
                             (590,815)     (9,728,790)
                            ---------    ------------
                            6,335,718    $ 97,595,406
                            =========    ============

**Commencementof operations was January 25, 2005.

NOTE 6 - SPOT FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at December 31, 2006 were as follows:

           Spot / Forward         Currency  Date     Unrealized
              Currency    Amount  Settled  Settled   Gain/(Loss)
           -------------- ------- -------- -------- -----------
                AUD       289,016 365,196  1/3/2007   $(1,205)
                AUD       354,645 354,572  1/2/2007       (73)
                EUR       355,542 354,572  1/2/2007       970
                EUR       404,660 403,537  1/4/2007     1,123
                GBP       284,527 145,330  1/2/2007       131
                JPY       403,179 403,537  1/4/2007       358
                JPY       489,236 489,124  1/9/2007       112
                JPY       289,004 289,963  1/4/2007      (959)
                JPY       287,597 288,649  1/4/2007    (1,052)
                JPY       218,465 219,086  1/5/2007      (621)
                                                      -------
                                                      $(1,216)
                                                      =======

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Epoch International Small Cap Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and the period January 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch International Small Cap Fund as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

      Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)             Other
Year Born                 with Company     Funds in    During the Past Five (5) Years      Directorships by
                          and Tenure       the Company                                     Directors and
                                           Overseen                                        Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of            The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder             Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the          Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and Director
                                                       of Fund Services, Inc., the
                                                       Company's Transfer and Disbursing
                                                       Agent since 1987; President and
                                                       Treasurer of Commonwealth
                                                       Capital Management, Inc. since
                                                       1983, President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund Accounting,
                                                       Inc., which provides bookkeeping
                                                       services to the Company; and
                                                       Chairman and Trustee of The World
                                                       Insurance Trust, a registered
                                                       investment company, since May,
                                                       2002. Mr. Pasco is also a certified
                                                       public accountant.
-----------------------------------------------------------------------------------------------------------

Name, Address and     Position(s) Held Number of   Principal Occupation(s)              Other
Year Born             with Company     Funds in    During the Past Five (5) Years       Directorships by
                      and Tenure       the Company                                      Directors and
                                       Overseen                                         Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
--------------------------------------------------------------------------------------------------------
Interested Directors (continued):
--------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr./(2)/ Director since   10          Retired. Manager of the Customer     The World
8730 Stony Point      May, 1997                    Services Operations and Accounting   Insurance
Parkway, Suite 205                                 Division of the Potomac Electric     Trust - 1 Fund;
Richmond, VA 23235                                 Power Company; from August,          Satuit Capital
(1940)                                             1978 until April, 2005; a Trustee of Management
                                                   World Insurance Trust, a registered  Trust - 1 Fund.
                                                   investment company, since May,
                                                   2002; a Trustee of Satuit Capital
                                                   Management Trust, a registered
                                                   investment company, since October,
                                                   2002; and a Trustee of Janus
                                                   Advisors Series Trust, a registered
                                                   investment company, from 2003 to
                                                   2005.
--------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------------------------------
William E. Poist      Director since   10          Financial and Tax Consultant         The World
8730 Stony Point      May, 1997                    through his firm Management          Insurance
Parkway, Suite 205                                 Consulting for Professionals since   Trust - 1 Fund;
Richmond, VA 23235                                 1974; a Trustee of Satuit Capital    Satuit Capital
(1939)                                             Management Trust, a registered       Management
                                                   investment company, since            Trust - 1 Fund.
                                                   November, 2003; and a Trustee of
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002. Mr. Poist is also a certified
                                                   public accountant.
--------------------------------------------------------------------------------------------------------
Paul M. Dickinson     Director since   10          President of Alfred J. Dickinson,    The World
8730 Stony Point      May, 1997                    Inc. Realtors since April, 1971; a   Insurance
Parkway, Suite 205                                 Trustee of Satuit Capital            Trust - 1 Fund;
Richmond, VA 23235                                 Management Trust, a registered       Satuit Capital
(1947)                                             investment company, since            Management
                                                   November, 2003; and Trustee of       Trust - 1 Fund.
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002.
--------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held  Number of   Principal Occupation(s)              Other
Year Born                with Company      Funds in    During the Past Five (5) Years       Directorships by
                         and Tenure        the Company                                      Directors and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the  N/A         President of CSI Capital             N/A
600 California Street    CSI Equity Fund               Management, Inc., a registered
18/th/ Floor             series since                  investment adviser, since 1978.
San Francisco, CA 94108  October, 1997                 Partner in the law firm Taylor &
(1946)                                                 Faust since September, 1975.
------------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.    Vice President    N/A         President of Third Millennium        N/A
1185 Avenue of the       of the Company                Investment Advisors, LLC, a
Americas, 32/nd/ Floor   and President of              registered investment adviser, since
New York, New York 10036 the Third                     April, 1998; and Director of Teton
(1941)                   Millennium                    Energy Corporation since 1993.
                         Russia Fund
                         series since
                         October, 1998
------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan     Vice President    N/A         Chairman, President and Treasurer    N/A
2807 Gaston Gate         of the Company                of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466   and President of              an open-end investment
(1960)                   the Genomics                  management company, since
                         Fund series                   December, 2000; Managing
                         since January,                Director and Investment Officer of
                         2003.                         Satuit Capital Management, LLC, a
                                                       registered investment adviser, from
                                                       June, 2000 to Present.
------------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor      Vice President    N/A         Chief Operating Officer of Dividend  N/A
518 17/th/ Street        of the Company,               Capital Investments LLC
Suite 1200               and President of              (investment adviser) since
Denver, CO 80202         the Dividend                  December, 2005; Vice President of
(1973)                   Capital Realty                Business Services from February,
                         Income Fund                   2004 to December, 2005; Product
                         series since                  Manager, INVESCO Inc. from July,
                         March, 2006.                  2003 to January, 2004; and Manager
                                                       of Marketing and Business
                                                       Analytics, INVESCO Funds Group
                                                       Inc. from 1999 to 2003.
------------------------------------------------------------------------------------------------------------
* Gunter Faschang        Vice President    N/A         Vice President, Vontobel Asset       N/A
450 Park Avenue          of the Company                Management (investment adviser)
New York, New York 10022 and President of              since 2001 and head of Eastern
(1972)                   the Eastern                   European equity management and
                         European Equity               research, Vontobel Asset
                         Fund series since             Management AG since 2001.
                         May, 2001.
------------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)              Other
Year Born                    with Company     Funds in the During the Past Five (5) Years       Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey                 N/A
Shrewsbury Executive Center  of the Company                Partners Investment Management,
II 1040 Broad Street         and President of              LLC (investment adviser) since
Shrewsbury, New Jersey 07702 the Osprey                    2004; Principal at Osprey Partners
(1961)                       Concentrated                  Investment Management, LLC
                             Large Cap                     from 2002 to 2004; Senior Vice
                             Value Equity                  President at Osprey Partners
                             Fund series                   Investment Management, LLC
                             since                         from 1999 to 2002.
                             September,
                             2006.
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of                N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003; Financial
(1964)                                                     Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing                    N/A
230 Spring Hills Drive       Compliance                    Member of Drake Compliance,
Suite 340                    Officer                       LLC (compliance consulting) since
Spring, TX 77380                                           2004; founder and controlling
(1957)                                                     shareholder of David Jones &
                                                           Associates (law firm) since 1998;
                                                           President and Chief Executive
                                                           Officer of Citco Mutual Fund
                                                           Services, Inc. from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.
/(2)/Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

EPOCH INTERNATIONAL SMALL CAP FUND
SUPPLEMENTAL INFORMATION (continued) (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

      At a meeting of the Board of Directors of the Company (the "Board") held on November 9, 2006 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor"), relating to the Fund.

      In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

      (i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, representatives from the Advisor joined the Meeting and provided the Board with a presentation regarding the Advisor's organization, capital structure and its positive compliance history. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets, the Advisor's investment process and its Code of Ethics. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

      (ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods ended September 30, 2006. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

      (iii) Consideration of advisory fee; Cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other international funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

      (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

      (v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

      After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

ADDITIONAL FEDERAL TAX INFORMATION

      The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was reported to shareholders on the 2006 Form 1099-DIV.

      The fund hereby designates the following approximate amount as a capital gains distribution for the purpose of the Dividends Paid Deduction: 8,139,103

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         Annual Report to Shareholders

                              EPOCH INTERNATIONAL
                                SMALL CAP FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                     For the Year Ended December 31, 2006

Dear Shareholder,

Market Environment:

2006 was indeed a good year for equity returns. What initially had looked like a relatively good year for the stock market turned into an excellent one. The market rally, which began in response to the Federal Reserve's August decision to pause in its string of rate hikes, turned into a full-blown frenzy during the fourth quarter. Indeed, the robust returns of the fourth quarter represented more than half of the year's return.

We believe that by December 31st, the market had become overly optimistic about a "Goldilocks" economic scenario, in which a mid-cycle slowing moderates both GDP growth and inflation to a "just right" level allowing the Fed to begin to make interest-rate cuts that re-ignite economic growth. This optimism drove returns particularly in the materials, energy and financial sectors.

Portfolio Performance:

Because of strong stock selection, the Fund's holdings within the Consumer Discretionary and Information Technology sectors had the largest positive effect on results for the year. In Consumer Discretionary, we favored leisure/entertainment companies in media, gaming and entertainment software over retail/consumer goods companies. The Fund's position in Materials also positively contributed to performance. Most of the stocks we hold in this sector are "late cycle" cyclicals, which we selected in anticipation of good performance at this point in the economic cycle.

In Technology, although each of our holdings has a different investment thesis, the companies we have purchased for the Fund performed well, generally benefiting from corporate spending increases or consumer product cycles. Most of these companies own valuable intellectual property, which results in greater profitability than their peers' more commoditized product offerings.

The Fund's economically sensitive stocks were well-positioned for the rally. Still, the magnitude of the rally was difficult to match overall, given its speculative nature. Our philosophy is to choose stocks that generate consistent and growing free cash flow. Total return is a result of the intelligent use of that cash by companies to either grow the business or return value to shareholders over a market cycle. Given our preference for consistency over financial and economic leverage, our investments tend to do well in most environments - except for speculative rallies when expanding P/E ratios tend to drive returns.
There were three areas in which our more conservative positioning in the Fund did not keep pace with short term market results. In the volatile energy sector, the Fund was positioned in less commodity price sensitive companies in favor of those with more stable cash flows. In Health Care, the performance of this traditionally defensive sector struggled with regulatory and political uncertainties that have overwhelmed the strong financial performance of many individual companies. Finally, our ongoing concerns about the multiple risks confronting the Financial Sector including real estate lending, derivatives exposure and system wide leverage have driven us to a low portfolio weight in the sector, which was one of the stronger performing sectors once the Fed paused and the market became convinced that a rate cut was on the horizon.

Market Outlook:

The "Goldilocks" scenario prevalent in the market seems unlikely to us. Although we worry that the year's returns resulted from an overly optimistic market outlook, we are confident that the fundamentals of our investment holdings will yield a satisfactory total return given the current economic scenario.

Due to our concern about economic prospects in 2007, we will continue restructuring the portfolio with a focus toward defensive areas of the economy. In the months ahead, we look to buy companies likely to thrive in a more difficult global economic environment. We also believe that our emphasis on consistent and sustainable free cash flow generation will act as a buffer in market downturns and will provide positive returns through dividends, stock buybacks and debt reduction over the long run.

The Fund continues to be invested consistent with our investment philosophy. We look for companies that demonstrate consistent and growing Free Cash Flow. We require that they are run by management who are committed to creating shareholder value from this cash by reinvesting profitably in the business, making accretive acquisitions, or returning the money to shareholders through dividends, share buybacks, or debt reduction. We strive to pay low valuations for these profitable businesses, which from a bottom-up stock selection process helps drive our sector weightings. A great company run by great management for the benefit of shareholders will be a great investment regardless of the type of business it happens to be. Over time, we do expect this bottom-up fundamental stock selection process to be the main driver of our returns.

                                    David N. Pearl
                                    Portfolio Manager

                                    William W. Priest
                                    Portfolio Manager

             COMPARISON OF $10,000 INVESTMENT IN
EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                        Class I Shares

                           [CHART]

             EPOCH U.S. ALL CAP EQUITY FUND           RUSSELL 3000 INDEX
             ------------------------------           ------------------

 7/25/2005         $10,000                               $10,000
12/31/2005           9,940                                10,264
12/31/2006          11,328                                11,877


             COMPARISON OF $10,000 INVESTMENT IN
EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                        Class P Shares

                           [CHART]

                 EPOCH U.S. ALL CAP EQUITY FUND           RUSSELL 3000 INDEX
                 ------------------------------           ------------------

 8/15/2006                             $10,000                $10,000
12/31/2006                              11,084                 11,144


                                         Class I Shares        Class P Shares
                                  ---------------------------  ---------------
                                                   Average
                                  Total Return  Annual Return   Total Return
                                    One Year   Since Inception Since Inception
                                     Ended       07-25-05 to     08-15-06 to
                                   12-31-06*      12-31-06*       12-31-06*
                                  ------------ --------------- ---------------
  Epoch U.S. All Cap Equity Fund:    13.96%          9.07%          10.84%
              Russell 3000 Index:    15.71%         12.70%          11.44%

           * Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

The Russell 3000 Index is a diversified U. S. equity broad based market index.

The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

--------------------------------------------------------------------------------

EPOCH U.S. ALL CAP EQUITY FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example for Class I is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006 and held for the six months ended December 31, 2006. The example for Class P is based on an investment of $1,000 invested at the beginning of the period August 15, 2006 (commencement of operations) and held for the period ended December 31, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------
                              Beginning        Ending       Expenses Paid During Period*
                            Account Value   Account Value       July 1, 2006 through
Class I Shares              July 1, 2006  December 31, 2006      December 31, 2006
----------------------------------------------------------------------------------------
Actual                         $1,000         $1,120.12                $6.89
----------------------------------------------------------------------------------------
Hypothetical                   $1,000         $1,018.55                $6.56
(5% return before expenses)
----------------------------------------------------------------------------------------

*--Expensesare equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

                               Beginning         Ending       Expenses Paid During Period*
                             Account Value    Account Value     August 15, 2006 through
Class P Shares              August 15, 2006 December 31, 2006      December 31, 2006
------------------------------------------------------------------------------------------
Actual                          $1,000          $1,108.43                $6.18
------------------------------------------------------------------------------------------
Hypothetical                    $1,000          $1,017.30                $5.92
(5% return before expenses)
------------------------------------------------------------------------------------------

*--Expensesare equal to the Fund's annualized expense ratio of 1.54%, multiplied by the average account value for the period, multiplied by 139 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

                                    [CHART]

                Epoch U.S. All Cap Equity Fund
     Portfolio Holdings by Sector, as Percentage of Net Assets
                    as of December 31, 2006


  Sector Description                        Percentage of Assets
  ------------------                        --------------------
  Aerospace                                        4.00%
  Broadcast, Radio, TV                             7.81%
  Consumer Discretionary                           1.64%
  Consumer Staples                                 5.08%
  Cosmetics & Toiletries                           1.72%
  Energy                                           3.56%
  Environmental Services                           2.33%
  Entertainment                                    4.95%
  Financial Services                               6.07%
  Healthcare Products                              7.40%
  Healthcare Services                             11.35%
  Insurance                                        1.42%
  Manufacturing                                    7.16%
  Major Chemicals                                  2.57%
  Materials                                        0.49%
  Oil & Gas Exploration                           11.43%
  Other assets, net of liabilities                 2.06%
  Software & Services                             15.50%
  Specialty Chemicals                              1.91%
  Transport Services                               1.55%

                        EPOCH U.S. ALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2006

       Number                                          % of      Market
       of Shares Security Description               Net Assets   Value
       --------- --------------------               ---------- ----------

                 COMMON STOCKS                        97.94%

                 AEROSPACE:                            4.00%
         4,100   Alliant Techsystems, Inc.*                    $  320,579
         8,650   Boeing Co.                                       768,466
                                                               ----------
                                                                1,089,045
                                                               ----------

                 BROADCAST, RADIO, TV:                 7.81%
        18,550   Comcast CL - A Special*                          776,874
         3,700   Liberty Media Corp - Capital A*                  362,526
        13,250   Liberty Media - Interactive A*                   285,803
        32,700   News Corp. CL - A                                702,396
                                                               ----------
                                                                2,127,599
                                                               ----------

                 CONSUMER DISCRETIONARY:               1.64%
         4,500   Nike, Inc.                                       445,635
                                                               ----------

                 CONSUMER STAPLES:                     5.08%
         5,000   Bunge Limited                                    362,550
         7,850   Hershey Foods                                    390,930
         9,050   Smithfield Foods, Inc.*                          232,223
        10,850   Sysco Corp.                                      398,846
                                                               ----------
                                                                1,384,549
                                                               ----------

                 COSMETICS & TOILETRIES:               1.72%
         9,550   International Flavors & Fragrances               469,478
                                                               ----------

                 ENERGY:                               3.56%
        13,300   Arch Coal, Inc.                                  399,399
        44,900   Silicon Image, Inc.*                             571,128
                                                               ----------
                                                                  970,527
                                                               ----------

                 ENVIRONMENTAL SERVICES:               2.33%
        17,250   Waste Management Inc.                            634,282
                                                               ----------

                 ENTERTAINMENT:                        4.95%
        10,100   Harrah's Entertainment, Inc.                     835,472

      Number                                            % of      Market
      of Shares Security Description                 Net Assets   Value
      --------- --------------------                 ---------- ----------

                ENTERTAINMENT (continued):
       11,100   International Game Technology                   $  512,820
                                                                ----------
                                                                 1,348,292
                                                                ----------

                FINANCIAL SERVICES:                     6.07%
       13,600   First Data Corp.                                   347,072
        6,550   Bank of New York Company, Inc.                     257,873
       29,300   Hudson City Bancorp, Inc.                          406,684
        6,450   Istar Financial, Inc.                              308,439
       14,950   Western Union Co.                                  335,179
                                                                ----------
                                                                 1,655,247
                                                                ----------

                HEALTHCARE PRODUCTS:                    7.40%
       28,950   Boston Scientific Corp.*                           497,361
       20,850   Bristol Myers Squibb, Inc.                         548,772
       19,550   Endo Pharmaceuticals Holdings, Inc.*               539,189
       16,650   Pfizer Inc.                                        431,235
                                                                ----------
                                                                 2,016,557
                                                                ----------

                HEALTHCARE SERVICES:                   11.35%
       14,000   Aetna US Healthcare                                604,520
       11,850   Davita, Inc.*                                      674,028
        6,850   Laboratory Co. of America Holdings*                503,270
        9,700   Thermo Fischer Scientific Inc.*                    439,313
       13,450   Ventas Inc.                                        569,204
        3,850   Wellpoint, Inc.*                                   302,956
                                                                ----------
                                                                 3,093,291
                                                                ----------

                INSURANCE:                              1.42%
        3,950   Everest Re Group Ltd.                              387,534
                                                                ----------

                MANUFACTURING:                          7.16%
        4,650   Altria Group Inc.                                  399,063
       12,300   Donaldson Co. Inc.                                 426,933
        3,650   Eaton Corp.                                        274,261

       Number                                        % of      Market
       of Shares Security Description             Net Assets   Value
       --------- --------------------             ---------- -----------

                 MANUFACTURING (continued):
        11,550   Memc Electronic Materials, Inc.*            $   452,067
         8,550   Toro Company                                    398,687
                                                             -----------
                                                               1,951,011
                                                             -----------

                 MAJOR CHEMICALS:                     2.57%
        14,400   Du Pont EI De Nemours & Co.                     701,424
                                                             -----------

                 MATERIALS:                           0.49%
         1,900   Weyerhaeuser Co.                                134,235
                                                             -----------

                 OIL & GAS EXPLORATION:              11.43%
         9,300   Conocophillips                                  669,135
        10,650   Exxon Mobil Corp.                               816,109
         5,650   National Oilwell Varco Inc.*                    345,667
         8,450   Oneok, Inc.                                     364,364
        10,783   Southern Union Co.                              301,371
        18,050   Todco CL - A*                                   616,769
                                                             -----------
                                                               3,113,415
                                                             -----------

                 SOFTWARE & SERVICES:                15.49%
         8,650   Apple Computer, Inc.*                           733,866
         5,550   Automatic Data Processing, Inc.                 273,338
         9,900   Diebold, Inc.                                   461,340
         5,950   Electronic Arts, Inc.*                          299,642
         6,850   Fair Isaac Corp.                                278,452
        23,260   Micron Technology, Inc.*                        324,709
        39,750   Microsoft Corp.                               1,186,936
        38,900   Oracle Corp.*                                   666,746
                                                             -----------
                                                               4,225,029
                                                             -----------

                 SPECIALTY CHEMICALS:                 1.91%
         3,650   Air Products & Chemicals, Inc.                  256,522
         4,450   Praxair, Inc.                                   264,018
                                                             -----------
                                                                 520,540
                                                             -----------

                 TRANSPORT SERVICES:                  1.55%
        19,900   Omi, Corp.                                      421,283
                                                             -----------

                 TOTAL INVESTMENTS
                 (Cost: $23,666,639)                 97.94%   26,688,973
                 Other assets, net of liabilities     2.06%      560,597
                                                    ------   -----------
                 NET ASSETS                         100.00%  $27,249,570
                                                    ======   ===========

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $23,666,639) (Note 1)                        $26,688,973
 Cash                                                                                      521,795
 Dividends receivable                                                                       22,279
 Interest receivable                                                                         1,831
 Prepaid expenses                                                                           24,608
                                                                                       -----------
   TOTAL ASSETS                                                                         27,259,486
                                                                                       -----------

LIABILITIES
 Accrued investment management fees                                                          6,036
 Accrued 12b-1 fees                                                                            123
 Accrued administration                                                                        518
 Accrued accounting fees                                                                     1,039
 Accrued custody fees                                                                        2,200
                                                                                       -----------
   TOTAL LIABILITIES                                                                         9,916
                                                                                       -----------

NET ASSETS                                                                             $27,249,570
                                                                                       ===========
 Net Assets Consist of:
 Paid-in-capital applicable to 1,604,297 $0.01 par value shares of beneficial interest
   outstanding                                                                         $24,354,232
 Undistributed net investment income (loss)                                                  8,107
 Accumulated net realized gain (loss) on investments                                      (135,103)
 Net unrealized appreciation of investments                                              3,022,334
                                                                                       -----------
 Net Assets                                                                            $27,249,570
                                                                                       ===========
NET ASSET VALUE PER SHARE
 I Class
   ($27,107,857/ 1,595,945 shares outstanding; 20,000,000 authorized)                  $     16.99
                                                                                       ===========
 P Class
   ($141,713/ 8,352 shares outstanding; 15,000,000 authorized)                         $     16.97
                                                                                       ===========

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS

Year Ended December 31, 2006
--------------------------------------------------------------------------------

  INVESTMENT INCOME
   Dividend                                                       $  277,314
   Interest                                                           39,347
                                                                  ----------
     Total investment income                                         316,661
                                                                  ----------
  EXPENSES
   Investment management fees (Note 2)                    237,216
   12b-1 fees, Class P (Note 2)                               123
   Recordkeeping and administrative services (Note 2)      23,722
   Accounting fees (Note 2)                                16,605
   Custodian fees                                          20,025
   Transfer agent fees (Note 2)                             8,664
   Professional fees                                       35,616
   Filing and registration fees (Note)                     16,482
   Directors fees                                           8,400
   Compliance fees                                          5,070
   Shareholder servicing & reports (Note 2)                14,868
   Other                                                   21,267
                                                          -------
     Total expenses                                                  408,058
     Management fee waivers (Note 2)                                (102,855)
                                                                  ----------
     Net expenses                                                    305,203
                                                                  ----------
   Net investment income (loss)                                       11,458
                                                                  ----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                            26,561
   Net increase in unrealized appreciation on investments          2,933,237
                                                                  ----------
   Net realized and unrealized gain (loss) on investments          2,959,798
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $2,971,256
                                                                  ==========

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Year ended        Period ended
                                                      December 31, 2006* December 31, 2005*
                                                      ------------------ ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                            $    11,458        $    (3,321)
 Net realized gain (loss) on investments                      26,561           (161,664)
 Change in net unrealized appreciation on investments      2,933,237             89,097
                                                         -----------        -----------
 Increase (decrease) in net assets from operations         2,971,256            (75,888)
                                                         -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, I Class                               (3,351)                --
                                                         -----------        -----------
 Decrease in net assets from distributions                    (3,351)                --
                                                         -----------        -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5 )
 Shares sold
   I Class                                                16,267,469         14,593,137
   P Class                                                   126,686                 --
 Distributions reinvested
   I Class                                                     3,042                 --
   P Class                                                        --                 --
 Shares redeemed
   I Class                                                (6,203,741)          (429,040)
   P Class                                                        --                 --
                                                         -----------        -----------
 Increase (decrease) in net assets from capital share
   transactions                                           10,193,456         14,164,097
                                                         -----------        -----------

NET ASSETS
 Net increase in net assets                               13,161,361         14,088,209
 Net assets beginning of period                           14,088,209                 --
                                                         -----------        -----------
End of period (Including undistributed net investment
  income of $8,107 and $0, respectively)                 $27,249,570        $14,088,209
                                                         ===========        ===========

* Commencement of operations was July 25, 2005 for Class I shares and August 15, 2006 for Class P shares.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                     Class I Shares              Class P Shares
                                                          -------------------------------      -------------------
                                                             Year ended        Period ended       Period ended
                                                          December 31, 2006 December 31, 2005* December 31, 2006**
                                                          ----------------- ------------------ -------------------
Net asset value, beginning of period                           $ 14.91           $ 15.00             $15.31
                                                               -------           -------             ------
Investment activities
  Net investment income (loss)                                    0.01                --/1/           (0.01)
  Net realized and unrealized gain (loss) on investments          2.07             (0.09)              1.67
                                                               -------           -------             ------
  Total from investment activities                                2.08             (0.09)              1.66
                                                               -------           -------             ------
Distributions
  Net investment income                                             --/1/             --                 --
                                                               -------           -------             ------
  Total distributions                                               --                --                 --
                                                               -------           -------             ------
Net asset value, end of period                                 $ 16.99           $ 14.91             $16.97
                                                               =======           =======             ======
Total Return                                                     13.96%            (0.60%)            10.84%
                                                               =======           =======             ======
Ratios/Supplemental Data
Ratio to average net assets/ (A)/
  Expenses, net /(B)/                                             1.29%             1.29%***           1.54%***
  Net investment income (loss)                                    0.05%            (0.07%)***         (0.21%)***
Portfolio turnover rate                                          63.87%            16.96%             63.87%
Net assets, end of period (000's)                              $27,108           $14,088             $  142

*Commencement of operations was July 25, 2005
**Commencement of operations was August 15, 2006
***Annualized
/1/Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.43% for Class I and 1.08% for Class P for the year ended December 31, 2006 and 1.26% for the period ended December 31, 2005.
/(B)/Expense ratio -- net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 (I Class: 20,000,000; P Class: 15,000,000; A Class: 15,000,000)
shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

      The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Security Transactions and Income

      Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Fund had capital loss carryforwards of $121,603 available to offset future capital gains, of which 34,203 expires in 2013 and 87,400 expires in 2014.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no material impact on the financial statements.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2006, there were no reclassifications.

Class Net Asset Values and Expenses

      All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the year ended December 31, 2006, EIP earned $237,216 in advisory fees, of which $102,855 was waived.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until August 1, 2008 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets of Class I shares and 1.54% of Class P shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three
(3)years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2006 was $150,655 and expire as follows:

                           Year Expiring      Amount
                           -------------     --------
                           December 31, 2008 $ 47,800
                           December 31, 2009  102,855
                                             --------
                                             $150,655
                                             ========

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the period ended December 31, 2006, there were $123 of 12b-1 fees incurred by the Fund's Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 1% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.10% of average daily net assets. CSS earned and received $23,722 for its services for the year ended December 31, 2006. Additionally, CSS received $2,615 and $3,720 of the $14,868 in shareholder services and $16,482 registration fees, respectively, for hourly services provided to the Fund.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI earned and received $8,664 for its services for the year ended December 31, 2006.

      Commonwealth Fund Accounting ("CFA") is the Fund's Pricing Agent. CFA earned and received $16,605 for its services for the year ended December 31, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended December 31, 2006, were $24,677,895 and $14,364,541, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions during the year ended December 31, 2006 and the period ended December 31, 2005 were as follows:

                                      Year ended       Period ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------
          Distributions paid from:
          Ordinary income               $3,351              $--
                                        ======              ===

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

            Undistributed net investment income          $    8,107
            Accumulated net realized loss on investments   (121,603)
            Unrealized appreciation                       3,008,834
                                                         ----------
                                                         $2,895,338
                                                         ==========

      The difference between components of distributable earnings on a book and tax basis is primarily related to wash sales.

      Cost of securities for Federal Income tax purpose is $23,680,139 and the related tax-based net unrealized appreciation consists of:

                   Gross unrealized appreciation $ 3,431,529
                   Gross unrealized depreciation    (422,695)
                                                 -----------
                   Net unrealized appreciation   $ 3,008,834
                                                 ===========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for the fund were:

                            Class I Shares Year ended Class P Shares Period ended
                               December 31, 2006      December 31, 2006*
                            -----------------------   ---------------------------
                              Shares        Value       Shares        Value
                            ----------   -----------  --------        --------
          Shares sold       1, 050,610   $16,267,469   8,352        $126,686
          Shares reinvested        178         3,042      --              --
          Shares redeemed     (399,589)   (6,203,741)     --              --
                            ----------   -----------   -----          --------
          Net increase         651,199   $10,066,770   8,352        $126,686
                            ==========   ===========   =====          ========

*--Commencementof operations was August 15, 2006.

                                     Class I Shares Period ended
                                      December 31, 2005**
                                     --------------------------
                                      Shares        Value
                                      -------     -----------
                     Shares sold     973,402     $14,593,137
                     Shares redeemed (28,656)       (429,040)
                                      -------     -----------
                     Net increase    944,746     $14,164,097
                                      =======     ===========

**--Commencementof operations was July 25, 2005.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Epoch US All Cap Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets,and the financial highlights for the year then ended,and the period July 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch US All Cap Equity Fund as of December 31, 2006, the results of its operations, the change in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.



                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

      Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)             Other
Year Born                 with Company     Funds in    During the Past Five (5) Years      Directorships by
                          and Tenure       the Company                                     Directors and
                                           Overseen                                        Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of            The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder             Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the          Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and Director
                                                       of Fund Services, Inc., the
                                                       Company's Transfer and Disbursing
                                                       Agent since 1987; President and
                                                       Treasurer of Commonwealth
                                                       Capital Management, Inc. since
                                                       1983, President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund Accounting,
                                                       Inc., which provides bookkeeping
                                                       services to the Company; and
                                                       Chairman and Trustee of The World
                                                       Insurance Trust, a registered
                                                       investment company, since May,
                                                       2002. Mr. Pasco is also a certified
                                                       public accountant.
-----------------------------------------------------------------------------------------------------------

Name, Address and     Position(s) Held Number of   Principal Occupation(s)              Other
Year Born             with Company     Funds in    During the Past Five (5) Years       Directorships by
                      and Tenure       the Company                                      Directors and
                                       Overseen                                         Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
--------------------------------------------------------------------------------------------------------
Interested Directors (continued):
--------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr./(2)/ Director since   10          Retired. Manager of the Customer     The World
8730 Stony Point      May, 1997                    Services Operations and Accounting   Insurance
Parkway, Suite 205                                 Division of the Potomac Electric     Trust - 1 Fund;
Richmond, VA 23235                                 Power Company; from August,          Satuit Capital
(1940)                                             1978 until April, 2005; a Trustee of Management
                                                   World Insurance Trust, a registered  Trust - 1 Fund.
                                                   investment company, since May,
                                                   2002; a Trustee of Satuit Capital
                                                   Management Trust, a registered
                                                   investment company, since October,
                                                   2002; and a Trustee of Janus
                                                   Advisors Series Trust, a registered
                                                   investment company, from 2003 to
                                                   2005.
--------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------------------------------
William E. Poist      Director since   10          Financial and Tax Consultant         The World
8730 Stony Point      May, 1997                    through his firm Management          Insurance
Parkway, Suite 205                                 Consulting for Professionals since   Trust - 1 Fund;
Richmond, VA 23235                                 1974; a Trustee of Satuit Capital    Satuit Capital
(1939)                                             Management Trust, a registered       Management
                                                   investment company, since            Trust - 1 Fund.
                                                   November, 2003; and a Trustee of
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002. Mr. Poist is also a certified
                                                   public accountant.
--------------------------------------------------------------------------------------------------------
Paul M. Dickinson     Director since   10          President of Alfred J. Dickinson,    The World
8730 Stony Point      May, 1997                    Inc. Realtors since April, 1971; a   Insurance
Parkway, Suite 205                                 Trustee of Satuit Capital            Trust - 1 Fund;
Richmond, VA 23235                                 Management Trust, a registered       Satuit Capital
(1947)                                             investment company, since            Management
                                                   November, 2003; and Trustee of       Trust - 1 Fund.
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002.
--------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held  Number of   Principal Occupation(s)              Other
Year Born                with Company      Funds in    During the Past Five (5) Years       Directorships by
                         and Tenure        the Company                                      Directors and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the  N/A         President of CSI Capital             N/A
600 California Street    CSI Equity Fund               Management, Inc., a registered
18/th/ Floor             series since                  investment adviser, since 1978.
San Francisco, CA 94108  October, 1997                 Partner in the law firm Taylor &
(1946)                                                 Faust since September, 1975.
------------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.    Vice President    N/A         President of Third Millennium        N/A
1185 Avenue of the       of the Company                Investment Advisors, LLC, a
Americas, 32/nd/ Floor   and President of              registered investment adviser, since
New York, New York 10036 the Third                     April, 1998; and Director of Teton
(1941)                   Millennium                    Energy Corporation since 1993.
                         Russia Fund
                         series since
                         October, 1998
------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan     Vice President    N/A         Chairman, President and Treasurer    N/A
2807 Gaston Gate         of the Company                of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466   and President of              an open-end investment
(1960)                   the Genomics                  management company, since
                         Fund series                   December, 2000; Managing
                         since January,                Director and Investment Officer of
                         2003.                         Satuit Capital Management, LLC, a
                                                       registered investment adviser, from
                                                       June, 2000 to Present.
------------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor      Vice President    N/A         Chief Operating Officer of Dividend  N/A
518 17/th/ Street        of the Company,               Capital Investments LLC
Suite 1200               and President of              (investment adviser) since
Denver, CO 80202         the Dividend                  December, 2005; Vice President of
(1973)                   Capital Realty                Business Services from February,
                         Income Fund                   2004 to December, 2005; Product
                         series since                  Manager, INVESCO Inc. from July,
                         March, 2006.                  2003 to January, 2004; and Manager
                                                       of Marketing and Business
                                                       Analytics, INVESCO Funds Group
                                                       Inc. from 1999 to 2003.
------------------------------------------------------------------------------------------------------------
* Gunter Faschang        Vice President    N/A         Vice President, Vontobel Asset       N/A
450 Park Avenue          of the Company                Management (investment adviser)
New York, New York 10022 and President of              since 2001 and head of Eastern
(1972)                   the Eastern                   European equity management and
                         European Equity               research, Vontobel Asset
                         Fund series since             Management AG since 2001.
                         May, 2001.
------------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)              Other
Year Born                    with Company     Funds in the During the Past Five (5) Years       Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey                 N/A
Shrewsbury Executive Center  of the Company                Partners Investment Management,
II 1040 Broad Street         and President of              LLC (investment adviser) since
Shrewsbury, New Jersey 07702 the Osprey                    2004; Principal at Osprey Partners
(1961)                       Concentrated                  Investment Management, LLC
                             Large Cap                     from 2002 to 2004; Senior Vice
                             Value Equity                  President at Osprey Partners
                             Fund series                   Investment Management, LLC
                             since                         from 1999 to 2002.
                             September,
                             2006.
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of                N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003; Financial
(1964)                                                     Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing                    N/A
230 Spring Hills Drive       Compliance                    Member of Drake Compliance,
Suite 340                    Officer                       LLC (compliance consulting) since
Spring, TX 77380                                           2004; founder and controlling
(1957)                                                     shareholder of David Jones &
                                                           Associates (law firm) since 1998;
                                                           President and Chief Executive
                                                           Officer of Citco Mutual Fund
                                                           Services, Inc. from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.
/(2)/Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

EPOCH U.S. ALL CAP EQUITY FUND
SUPPLEMENTAL INFORMATION (continued)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

      At a meeting of the Board of Directors of the Company (the "Board") held on November 9, 2006 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor"), relating to the Fund.

      In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

      (i) The nature, extent and quality of services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, representatives from the Advisor joined the Meeting and provided the Board with a presentation regarding the Advisor's organization, capital structure and its positive compliance history. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets, the Advisor's investment process and its Code of Ethics. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

      (ii) Investment performance of the Fund and the Advisor. The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods ended September 30, 2006. In particular, the Board noted that the Fund's performance was within the range of its peer group and the Lipper Index, and concluded that it was satisfied with the investment performance of the Fund.

      (iii) Consideration of advisory fee; Cost of advisory services and level of profitability of the Advisor from the relationship with the Fund. Next, the Board considered the level of advisory fees paid by the Fund and the profitability of the Advisor. As part of its analysis, the Board considered fee and expense analyses compiled by Lipper, and noted that the Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. Representatives from the Advisor also discussed with the Board fees charged by comparable funds. In reviewing the advisory fee, the Board considered fees paid by other funds of comparable size and investment objective, noting that the advisory fee received by the Advisor was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

      (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect such economies of scale. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed, among other things, a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Fund and concluded that such profits were not excessive. The Board also discussed the Advisor's financial condition with representatives of the Advisor at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the expense ratio paid by the Fund was consistent with industry standards. The Board also considered the Advisor's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

      (v) Other considerations. The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund, which have resulted in the Advisor waiving a substantial amount of the advisory fee for the benefit of shareholders.

      After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The Board, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         Annual Report to Shareholders

                              EPOCH U.S. ALL CAP
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                              For the Year Ended
                               December 31, 2006

Dear Shareholder:

We are pleased to report the results for Global Equity Shareholder Yield Fund (the "Fund") first full year. During the period 12/31/05-12/31/06, the fund produced total returns of 25.78%. Returns for the S&P/ Citigroup Broad Market Index-Global Equity Index (the "BMI") were 21.75% over the same period. We made qualified dividend distributions of approximately 3.88%, well in excess of those made by many other investment vehicles.

In addition to outperforming over the 12 month period, we produced market beating performance during the global liquidity crisis in May and June. Global interest rate concerns led to the mid-May meltdown when many markets fell by double digit amounts. Our expectation that the focus on high quality, dividend paying companies would perform well in periods of stress proved well founded as the Fund protected investors from approximately 40% of the losses experienced by the global markets during the correction (as measured relative to the BMI).

The financial markets more than bounced back as a slow down in the US economy during the second quarter prompted the US Fed to leave interest rates unchanged at their August meeting. This pause, the resolution of current tensions in Lebanon and strong third quarter earnings gave the markets around the globe a strong tailwind through year end. The Fund's participation in the recovery exceeded our expectations, rising 10.09% in the final quarter of 2006.

Other notable items included the significant increase in assets under management in the Fund to $273mm from $74mm, and the positive impact from mergers and acquisition activities. In early September, AWG plc, a London-based water utility received a takeover bid from a European buyout fund. The company's solid execution and modest leverage proved more attractive to private equity investors than public shareholders. This was an example of our belief that hedge funds and private equity investors will drive value when markets and/ or management can not.

As 2006 came to a close, the fundamentals for continued success looked good. Cash balances were a significant portion of total corporate assets. By this measure, the ability to return capital to shareholders through dividends has never been greater. While the US economy appears to be slowing as a result of the many interest rate increases over the past two years, foreign markets are still growing. The addition of three billion workers and consumers from China, India and other emerging economies to the global marketplace has had a very positive impact on global economic growth.

Despite general optimism for 2007, we must acknowledge the fragile conditions in the financial markets. As of the writing of this commentary, the markets have had two serious tremors. First, in early January 2007, investors were shocked by the realization the Fed might not be finished raising interest rates. More recently, attempts by the Chinese to reign in speculation in local shares and the increased scrutiny/ regulation in the US sub-prime markets has reminded investors just how closely related markets and asset classes have become. Goldilocks is a fairy tale, not an economic environment. Our response to the possibility of more volatile financial markets is to re-double our focus on high quality companies that return substantial cash to their owners on a current basis. We are also increasing the Fund's regional and industry diversification. Through these efforts, we believe the Fund will be well positioned should the financial markets prove difficult and less rewarding than in recent years.

                                    William W. Priest
                                    Portfolio Manager

                                    Michael Welhoelter
                                    Portfolio Manager

COMPARISON OF $10,000 INVESTMENT IN EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
       VS. THE S&P/CITIGROUP BROAD MARKET INDEX - GLOBAL EQUITY INDEX
                       Class I Shares

                                 [CHART]

                 EPOCH GLOBAL EQUITY               S&P/CITIGROUP BMI
               SHAREHOLDER YIELD FUND                GLOBAL INDEX
               ----------------------            ---------------------
12/27/2005                $10,000                          $10,000
12/31/2005                  9,947                            9,962
12/31/2006                 12,511                           12,017


COMPARISON OF $10,000 INVESTMENT IN EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
       VS. THE S&P/CITIGROUP BROAD MARKET INDEX - GLOBAL EQUITY INDEX
                        Class P Shares

                                     [CHART]

                 EPOCH GLOBAL EQUITY            S&P/CITIGROUP BMI
               SHAREHOLDER YIELD FUND             GLOBAL INDEX
               ----------------------           --------------------
 8/03/2006               $10,000                     $10,000
12/31/2006                11,373                      11,273


                                                   Class I Shares        Class P Shares
                                            ---------------------------  ---------------
                                                             Average
                                            Total Return  Annual Return   Total Return
                                              One Year   Since Inception Since Inception
                                               Ended       12-27-05 to     08-03-06 to
                                             12-31-06*      12-31-06*       12-31-06*
                                            ------------ --------------- ---------------
Epoch Global Equity Shareholder Yield Fund:    25.71%         24.80%          13.73%
S&P BMI Global:                                21.75%         21.10%          13.28%

     *The Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption
                                of Fund shares.

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

The S&P/Citigroup Broad Market Index--Global Equity Index ("BMI Global Index") is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars.

The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

--------------------------------------------------------------------------------

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example for Class I is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006, and held for the six months ended December 31, 2006. The example for Class P is based on an investment of $1,000 invested at the beginning of the period August 3, 2006 (commencement of operations) and held for the period ended December 31, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------
                              Beginning        Ending       Expenses Paid During Period*
                            Account Value   Account Value       July 1, 2006 through
I Shares                    July 1, 2006  December 31, 2006      December 31, 2006
----------------------------------------------------------------------------------------
Actual                         $1,000         $1,180.09                $5.77
----------------------------------------------------------------------------------------
Hypothetical                   $1,000         $1,019.75                $5.35
(5% return before expenses)
----------------------------------------------------------------------------------------

                              Beginning         Ending       Expenses Paid During Period*
                            Account Value    Account Value      August 3, 2006 through
P Shares                    August 3, 2006 December 31, 2006      December 31, 2006
-----------------------------------------------------------------------------------------
Actual                          $1,000         $1,137.34                $5.75
-----------------------------------------------------------------------------------------
Hypothetical                    $1,000         $1,018.50                $5.43
(5% return before expenses)
-----------------------------------------------------------------------------------------

*--Expensesare equal to the Fund's annualized expense ratio of 1.05% for Class
           I and 1.30% for Class P, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year for Class I and 151 days in the most recent fiscal half year for Class P, divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

              Epoch Global Equity Shareholder Yield Fund
Portfolio Holdings, by Country, as Percentage of Net Assets
                  as of December 31, 2006

                      [CHART]

                                       Percentage of
Country                                 Net Assets
-------                                ------------
UNITED STATES                             47.66%
GREAT BRITAIN                             10.45%
AUSTRALIA                                  7.01%
ITALY                                      3.41%
BELGIUM                                    3.05%
CANADA                                     2.89%
SOUTH KOREA                                2.42%
CHINA                                      2.23%
FRANCE                                     1.95%
SINGAPORE                                  1.17%
IRELAND                                    1.57%
NETHERLANDS                                1.24%
HONG KONG                                  1.12%
SOUTH AFRICA                               1.76%
OTHER COUNTRIES                            5.94%

                  EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2006

  Number                                                  % of      Market
  of Shares Security Description                       Net Assets   Value
  --------- --------------------                       ---------- -----------

            COMMON STOCKS:                               93.87%

            AUSTRALIA:                                    7.01%
    882,950 APN News & Media Ltd                                  $ 4,209,910
    732,900 John Fairfax Holdings                                   2,789,801
    607,400 Insurance Australia Group                               3,039,694
    952,900 Macquarie Infrastructure                                2,598,392
    233,200 Monadelphous Group Ltd                                  1,729,416
  1,888,700 New Hope Corp Ltd                                       2,113,648
    103,800 St. George Bank                                         2,699,558
                                                                  -----------
                                                                   19,180,419
                                                                  -----------

            BELGIUM:                                      3.05%
     68,250 Belgacom SA                                             3,004,709
     62,600 Fortis                                                  2,669,249
     40,700 INBEV                                                   2,681,554
                                                                  -----------
                                                                    8,355,512
                                                                  -----------

            BRAZIL:                                       0.50%
     28,500 Companhia Energetica Spon ADR                           1,373,700
                                                                  -----------

            CANADA:                                       2.89%
     33,400 Manitoba Telecom Services, Inc.                         1,329,581
    115,700 Transalta Corp.                                         2,644,345
    356,700 Yellow Pages Income Fund                                3,938,511
                                                                  -----------
                                                                    7,912,437
                                                                  -----------

            CHINA:                                        2.23%
    934,690 China Communications Construction Co. Ltd*                922,949
     39,300 Huaneng Pwr Intl Spsd ADR N                             1,412,049
  2,648,000 Petrochina Co Ltd H Shrs                                3,751,875
                                                                  -----------
                                                                    6,086,873
                                                                  -----------

            FINLAND:                                      0.84%
     91,250 UPM Kymmene Corp Spon ADR                               2,304,975
                                                                  -----------

            FRANCE:                                       1.95%
    169,700 PagesJaunes Groupe SA                                   3,373,950
     49,900 Vivendi                                                 1,949,317
                                                                  -----------
                                                                    5,323,267
                                                                  -----------

        Number                                      % of      Market
        of Shares Security Description           Net Assets   Value
        --------- --------------------           ---------- -----------

                  GERMANY:                          0.95%
           23,700 RWE AG                                    $ 2,610,829
                                                            -----------

                  GREAT BRITAIN:                   10.45%
          118,366 Alliance Boots                              1,941,689
          241,000 Barclays Plc                                3,445,941
          238,450 De La Rue Plc                               3,010,150
           48,500 Diageo Plc Sponsored ADR                    3,846,535
          500,400 GKN Plc                                     2,724,771
           70,300 Kelda Group Plc                             1,275,071
          977,900 Legal & General Group                       3,016,775
          298,500 Lloyds Tsb Group Plc                        3,341,400
          276,050 National Grid                               3,984,953
          724,100 Vodafone Group Plc                          2,006,887
                                                            -----------
                                                             28,594,172
                                                            -----------

                  HONG KONG:                        1.12%
          226,200 Bank of East Asia                           1,285,475
          225,000 Citic Pacific Ltd                             776,740
        2,670,000 SCMP Group Ltd                              1,012,703
                                                            -----------
                                                              3,074,918
                                                            -----------

                  IRELAND:                          1.57%
        1,083,400 Independent News & Media                    4,302,282
                                                            -----------

                  ITALY:                            3.41%
          204,600 Arnoldo Mondadori Editore                   2,137,836
          378,700 Enel Societe Per Azioni                     3,904,522
           19,800 Eni Spa Spon ADR                            1,332,144
          647,400 Telecom Italia Shs                          1,955,923
                                                            -----------
                                                              9,330,425
                                                            -----------

                  MALAYSIA:                         0.47%
          104,300 British American Tobacco                    1,276,811
                                                            -----------

                  NETHERLANDS:                      1.24%
          105,800 ABN Amro Holdings NV                        3,398,820
                                                            -----------

                  NEW ZEALAND:                      0.67%
           68,200 Telecom New Zealand Ltd Sp ADR              1,835,944
                                                            -----------

                  PASKISTAN:                        0.57%
          381,600 Engro Chemical Pak Ltd                      1,052,217
          289,500 Fauji Fertilizer Co Ltd                       498,560
                                                            -----------
                                                              1,550,777
                                                            -----------

     Number                                              % of      Market
     of Shares Security Description                   Net Assets   Value
     --------- --------------------                   ---------- ----------

               PHILIPPINES:                              0.79%
        42,400 Philippine Long Distance Sp ADR                   $2,167,912
                                                                 ----------

               SINGAPORE:                                1.17%
     2,238,000 Singapore Post Ltd                                 1,590,131
       748,100 Singapore Telecommunications Ltd                   1,599,484
                                                                 ----------
                                                                  3,189,615
                                                                 ----------

               SOUTH AFRICA:                             1.76%
       134,200 JD Group Limited                                   1,514,206
       127,100 Liberty Group Ltd                                  1,496,471
       691,300 Sanlam Limited                                     1,794,362
                                                                 ----------
                                                                  4,805,039
                                                                 ----------

               SOUTH KOREA:                              2.42%
       104,500 KT Corp Spons ADR                                  2,649,075
       149,550 SK Telecom Ltd Sponsored ADR                       3,960,084
                                                                 ----------
                                                                  6,609,159
                                                                 ----------

               TAIWAN:                                   0.61%
       317,700 Delta Electric Ind Co Ltd                          1,023,267
       479,344 Lite-on Technology Corp.                             647,703
                                                                 ----------
                                                                  1,670,970
                                                                 ----------

               THAILAND:                                 0.54%
     2,206,000 Bangkok Expressway Plc                             1,468,635
                                                                 ----------

               UNITED STATES:                           47.66%
        70,600 Alaska Comm Systems Group                          1,072,414
        59,300 Altria Group Inc.                                  5,089,126
       153,000 AT&T Inc.                                          5,469,750
        26,600 Automatic Data Processing                          1,310,050
        77,750 Ball Corp.                                         3,389,900
        49,800 Bank of America Corp.                              2,658,822
        53,400 Bellsouth Corp.                                    2,515,674
       101,200 Bristol Myers Squibb Co.                           2,663,584
       379,400 Citizens Communications Co.                        5,451,978
        32,200 Davita Inc.*                                       1,831,536
        81,500 Du Pont EI De Nemours & Co.                        3,969,865
       187,150 Duke Energy Co.                                    6,215,252
        19,000 Fair Isaac Corporation                               772,350
        72,850 General Electric Co.                               2,710,749
        81,000 Hawaiian Electric Inds Inc.                        2,199,150
       141,320 Idearc, Inc.*                                      4,048,818
       146,450 Iowa Telecommunications Services, Inc.             2,886,530
       109,500 Keyspan Corp.                                      4,509,210

       Number                                        % of       Market
       of Shares Security Description             Net Assets    Value
       --------- --------------------             ---------- ------------

                 UNITED STATES (continued):
         70,800  Laclede Group Inc.                          $  2,480,124
         61,700  Merck & Co.                                    2,690,120
         36,250  National City Corp.                            1,325,300
         46,950  Nicor Inc.                                     2,197,260
         83,550  Nstar                                          2,870,778
         72,950  Oge Energy Corp.                               2,918,000
         68,400  Oneok Inc.                                     2,949,408
        120,000  Packaging Corporation of America               2,652,000
        203,150  Pfizer Inc.                                    5,261,585
        221,500  Powershares H/Y Eq Dvd Achie                   3,648,105
         79,400  Progress Energy Inc.                           3,896,952
        105,007  Regions Financial Corp.                        3,927,262
         56,300  Reynolds American Inc.                         3,685,961
        136,100  Sinclar Broadcast Group Class A                1,429,050
         71,900  Southern Company                               2,650,234
         73,300  Southern Copper Corp.                          3,950,137
         91,600  US Bancorp                                     3,315,004
         71,300  UST Inc.                                       4,149,660
         95,182  Vector Group Ltd                               1,689,481
        148,000  Verizon Communications                         5,511,520
        114,050  Westar Energy Inc.                             2,960,738
         75,400  WGL Holdings Inc.                              2,456,532
        212,600  Windstream Corp.                               3,023,172
                                                             ------------
                                                              130,403,141
                                                             ------------

                 TOTAL INVESTMENTS
                 (Cost: $223,958,369)                93.87%   256,826,632
                 Other assets, net of liabilities     6.13%    16,782,631
                                                    ------   ------------
                 NET ASSETS                         100.00%  $273,609,263
                                                    ======   ============

ADR--Securityrepresented is held by the custodian bank in the form of American
             Depository Receipts.
GDR--Securityrepresented is held by the custodian bank in the form of Global
             Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $223,958,369) (Note 1)                       $256,826,632
 Cash & cash equivalents                                                                  6,454,603
 Foreign currency at value (cost $8,010,274)                                              8,055,160
 Unrealized appreciation on forward foreign currency (Note 6)                                 1,548
 Receivable for capital stock sold                                                        1,528,470
 Receivable for investments sold                                                          4,489,768
 Dividends receivable                                                                       776,383
 Tax reclaim receivable                                                                      48,853
 Interest receivable                                                                          2,213
 Prepaid expenses                                                                            31,484
                                                                                       ------------
   TOTAL ASSETS                                                                         278,215,114
                                                                                       ------------

LIABILITIES
 Payable for securities purchased                                                         4,300,239
 Payable for capital stock redeemed                                                          96,625
 Accrued investment management fees                                                         144,378
 Accrued 12b-1 fees                                                                             933
 Accrued accounting fees                                                                     16,373
 Accrued administration fees                                                                  5,103
 Accrued custody fees                                                                        15,631
 Other accrued expenses                                                                      26,569
                                                                                       ------------
   TOTAL LIABILITIES                                                                      4,605,851
                                                                                       ------------

NET ASSETS                                                                             $273,609,263
                                                                                       ============
 Net Assets Consist of:
 Paid-in-capital applicable to 15,184,042 $.01 par value shares of beneficial interest
   outstanding                                                                         $239,034,730
 Accumulated net investment income (loss)                                                  (281,360)
 Accumulated net realized gain (loss) on investments and foreign currency transactions    1,911,154
 Net unrealized appreciation of investments and foreign currency                         32,944,739
                                                                                       ------------
 Net Assets                                                                            $273,609,263
                                                                                       ============

NET ASSET VALUE PER SHARE
 I Class
   ($272,016,258/ 15,095,223 shares outstanding; 20,000,000 authorized)                $      18.02
                                                                                       ============
 P Class
   ($1,593,005/ 88,819 shares outstanding; 15,000,000 authorized)                      $      17.94
                                                                                       ============

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS

Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend (net of foreign tax withheld of $444,233)                                      $ 7,861,170
 Interest                                                                                    425,517
                                                                                         -----------
   Total investment income                                                                 8,286,687
                                                                                         -----------
EXPENSES
 Investment management fees (Note 2)                                           1,175,073
 12b-1 fees, Class P (Note 2)                                                        933
 Recordkeeping and administrative services (Note 2)                              135,282
 Custodian fees                                                                   95,502
 Accounting fees                                                                  75,033
 Transfer agent fees (Note 2)                                                     65,247
 Shareholder servicing and reports (Note 2)                                       27,431
 Professional fees                                                                81,330
 Compliance fees                                                                  24,999
 Directors fees                                                                    8,400
 Filing and registration fees (Note 2)                                            13,889
 Other                                                                            63,241
                                                                               ---------
   Total expenses                                                                          1,766,360
                                                                                         -----------
 Net investment income (loss)                                                              6,520,327
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                   1,877,838
 Net realized gain (loss) on foreign currency conversions                                    222,423
 Net increase (decrease) in unrealized depreciation of investments and foreign
   currencies                                                                             33,281,303
                                                                                         -----------
 Net realized and unrealized gain (loss)                                                  35,381,564
                                                                                         -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                        $41,901,891
                                                                                         ===========

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Year ended        Period ended
                                                       December 31, 2006* December 31, 2005*
                                                       ------------------ ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                             $  6,520,327       $    (7,924)
 Net realized gain (loss) on investments and foreign
   currency transactions                                     2,100,261                --
 Change in net unrealized appreciation/depreciation on
   investments and foreign currencies                       33,281,303          (336,564)
                                                          ------------       -----------
 Increase (decrease) in net assets from operations          41,901,891          (344,488)
                                                          ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   I Class                                                  (6,573,972)               --
   P Class                                                     (12,818)               --
 Net realized gain
   I Class                                                    (401,619)               --
   P Class                                                      (2,385)               --
                                                          ------------       -----------
 Decrease in net assets from distributions                  (6,990,794)               --
                                                          ------------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold
   I Class                                                 180,909,957        72,075,220
   P Class                                                   3,459,758                --
 Shares reinvested
   I Class                                                   6,919,665                --
   P Class                                                       3,119                --
 Shares redeemed
   I Class                                                 (22,062,823)         (299,031)
   P Class                                                  (1,963,211)               --
                                                          ------------       -----------
 Increase (decrease) in net assets from capital share
   transactions                                            167,266,465        71,776,189
                                                          ------------       -----------

NET ASSETS
 Increase during period                                    202,177,562        71,431,701
 Beginning of period                                        71,431,701                --
                                                          ------------       -----------
End of period (Including undistributed net investment
  income of $(281,360) and $0, respectively)              $273,609,263       $71,431,701
                                                          ============       ===========

* Commencement of operations was December 27, 2005 for Class I shares and August 3, 2006 for Class P shares.

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                        Class I Shares                 Class P Shares
                                                          ------------------------------             -------------------
                                                             Year ended        Period ended             Period ended
                                                          December 31, 2006 December 31, 2005*       December 31, 2006**
                                                          ----------------- ------------------       -------------------
Net asset value, beginning of period                          $  14.92           $ 15.00                   $16.00
                                                              --------           -------                   ------
Investment activities
  Net investment income (loss)                                    0.63              0.00/[1]/                0.19
  Net realized and unrealized gain (loss) on investments          3.13             (0.08)                    1.99
                                                              --------           -------                   ------
  Total from investment activities                                3.76             (0.08)                    2.18
                                                              --------           -------                   ------
Distributions
  Net investment income                                          (0.63)               --                    (0.21)
  Net realized gain                                              (0.03)               --                    (0.03)
                                                              --------           -------                   ------
  Total distributions                                            (0.66)               --                    (0.24)
                                                              --------           -------                   ------
Net asset value, end of period                                $  18.02           $ 14.92                   $17.94
                                                              ========           =======                   ======
Total Return                                                     25.71%            (0.53%)                  13.73%
                                                              ========           =======                   ======
Ratios/Supplemental Data
Ratio to average net assets
  Expenses, net                                                   1.05%             1.10%/(A)(B)/***         1.30%***
  Net investment income (loss)                                    3.88%            (1.10%)***                2.74%***
Portfolio turnover rate                                          32.40%             0.00%                   32.40%
Net assets, end of period (000's)                             $272,016           $71,432                   $1,593

*Commencement of operations was December 27, 2005.
**Commencement of operations was August 3, 2006.
***Annualized
/[1]/Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.
/(B)/Expense ratio -- net reflects the effect of the management fee waivers and reimbursement of expenses in 2005.

See Notes to Financial Statements

EPOCH GLOBAL SHAREHOLDER EQUITY YIELD FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2006
--------------------------------------------------------------------------------

NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch Global Shareholder Equity Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 20,000,000; P
Class: 15,000,000; A Class: 15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

      The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Fund decreased net investment income by $214,897 and increased undistributed realized gains by $214,897.

Class Net Asset Values and Expenses

      All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the year ended December 31, 2006, EIP earned and received $1,175,073 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2006 so that the ratio of total annual operating expenses is limited to 1.10% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the year ended December 31, 2006, there were $933 of distribution expenses incurred by the Fund's Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $13,889 of filing and registration fees expense incurred and the $27,431 of shareholder servicing and reports expense incurred, CSS received $1,435 and $1,850, respectively, for these services. For other administrative services, CSS receives 0.10% on the first $75,000,000 of average daily net assets and 0.05% on assets in excess of $75,000,000. CSS earned $135,282 for its services for the year ended
December 31, 2006.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI earned and received $65,247 for its services for the year ended December 31, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2006, aggregated $208,343,400 and $50,320,244, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions paid during the year ended December 31, 2006 and the period ended December 31, 2005 were as follows:

                                     Year Ended        Period Ended
                                  December 31, 2006 December 31, 2005*
                                  ----------------- ------------------
         Distributions paid from:
         Ordinary income             $6,990,794            $--

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                                Year ended        Period ended
                                             December 31, 2006 December 31, 2005*
                                             ----------------- ------------------
Undistributed ordinary income**                 $ 1,938,347        $      --
Unrealized appreciation/(depreciation) on
  investments and foreign currency contracts     32,636,186         (336,564)
                                                -----------        ---------
Total                                           $34,574,533        $(336,564)
                                                ===========        =========

* Commencement of operations was December 27, 2005.
**For tax purposes, short-term capital gain distributions and short-term capital gains are considered ordinary income.

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies ("PFIC's").

      Cost for Federal income tax purpose is $224,266,922 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $34,965,671
                   Gross unrealized depreciation  (2,405,961)
                                                 -----------
                   Net unrealized appreciation   $32,559,710
                                                 ===========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                            Class I Year ended      Class P Period ended
                             December 31, 2006       December 31, 2006*
                         ------------------------  ---------------------
                            Shares        Value      Shares      Value
                         ----------  ------------  --------  -----------
       Shares sold       11,228,779  $180,909,957   212,790  $ 3,459,758
       Shares reinvested    421,291     6,919,665       179        3,119
       Shares redeemed   (1,340,974)  (22,062,823) (124,150)  (1,963,211)
                         ----------  ------------  --------  -----------
       Net increase      10,309,096  $165,766,799    88,819  $ 1,499,666
                         ==========  ============  ========  ===========

                                      Class I Period ended
                                       December 31, 2005**
                                     ----------------------
                                        Shares      Value
                                     ---------  -----------
                   Shares sold       4,806,118  $72,075,220
                   Shares reinvested        --           --
                   Shares redeemed     (19,991)    (299,031)
                                     ---------  -----------
                   Net increase      4,786,127  $71,776,189
                                     =========  ===========

* Commencement of operations was August 3, 2006.
**Commencement of operations was December 27, 2005.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at December 31, 2006 were as follows:

                            U.S. $   Currency  Settle Unrealized
                Currency    Amount    Amount    Date  Gain/(Loss)
              ------------- ------- ---------- ------ -----------
              Thailand Bhat 933,722 33,746,530 1/4/07    1,548

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Epoch Global Shareholder Yield Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and the period December 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate accounting procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch Global Shareholder Yield Equity Fund as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

      Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)             Other
Year Born                 with Company     Funds in    During the Past Five (5) Years      Directorships by
                          and Tenure       the Company                                     Directors and
                                           Overseen                                        Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of            The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder             Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the          Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and Director
                                                       of Fund Services, Inc., the
                                                       Company's Transfer and Disbursing
                                                       Agent since 1987; President and
                                                       Treasurer of Commonwealth
                                                       Capital Management, Inc. since
                                                       1983, President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund Accounting,
                                                       Inc., which provides bookkeeping
                                                       services to the Company; and
                                                       Chairman and Trustee of The World
                                                       Insurance Trust, a registered
                                                       investment company, since May,
                                                       2002. Mr. Pasco is also a certified
                                                       public accountant.
-----------------------------------------------------------------------------------------------------------

Name, Address and     Position(s) Held Number of   Principal Occupation(s)              Other
Year Born             with Company     Funds in    During the Past Five (5) Years       Directorships by
                      and Tenure       the Company                                      Directors and
                                       Overseen                                         Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
--------------------------------------------------------------------------------------------------------
Interested Directors (continued):
--------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr./(2)/ Director since   10          Retired. Manager of the Customer     The World
8730 Stony Point      May, 1997                    Services Operations and Accounting   Insurance
Parkway, Suite 205                                 Division of the Potomac Electric     Trust - 1 Fund;
Richmond, VA 23235                                 Power Company; from August,          Satuit Capital
(1940)                                             1978 until April, 2005; a Trustee of Management
                                                   World Insurance Trust, a registered  Trust - 1 Fund.
                                                   investment company, since May,
                                                   2002; a Trustee of Satuit Capital
                                                   Management Trust, a registered
                                                   investment company, since October,
                                                   2002; and a Trustee of Janus
                                                   Advisors Series Trust, a registered
                                                   investment company, from 2003 to
                                                   2005.
--------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------------------------------
William E. Poist      Director since   10          Financial and Tax Consultant         The World
8730 Stony Point      May, 1997                    through his firm Management          Insurance
Parkway, Suite 205                                 Consulting for Professionals since   Trust - 1 Fund;
Richmond, VA 23235                                 1974; a Trustee of Satuit Capital    Satuit Capital
(1939)                                             Management Trust, a registered       Management
                                                   investment company, since            Trust - 1 Fund.
                                                   November, 2003; and a Trustee of
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002. Mr. Poist is also a certified
                                                   public accountant.
--------------------------------------------------------------------------------------------------------
Paul M. Dickinson     Director since   10          President of Alfred J. Dickinson,    The World
8730 Stony Point      May, 1997                    Inc. Realtors since April, 1971; a   Insurance
Parkway, Suite 205                                 Trustee of Satuit Capital            Trust - 1 Fund;
Richmond, VA 23235                                 Management Trust, a registered       Satuit Capital
(1947)                                             investment company, since            Management
                                                   November, 2003; and Trustee of       Trust - 1 Fund.
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002.
--------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held  Number of   Principal Occupation(s)              Other
Year Born                with Company      Funds in    During the Past Five (5) Years       Directorships by
                         and Tenure        the Company                                      Directors and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the  N/A         President of CSI Capital             N/A
600 California Street    CSI Equity Fund               Management, Inc., a registered
18/th/ Floor             series since                  investment adviser, since 1978.
San Francisco, CA 94108  October, 1997                 Partner in the law firm Taylor &
(1946)                                                 Faust since September, 1975.
------------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.    Vice President    N/A         President of Third Millennium        N/A
1185 Avenue of the       of the Company                Investment Advisors, LLC, a
Americas, 32/nd/ Floor   and President of              registered investment adviser, since
New York, New York 10036 the Third                     April, 1998; and Director of Teton
(1941)                   Millennium                    Energy Corporation since 1993.
                         Russia Fund
                         series since
                         October, 1998
------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan     Vice President    N/A         Chairman, President and Treasurer    N/A
2807 Gaston Gate         of the Company                of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466   and President of              an open-end investment
(1960)                   the Genomics                  management company, since
                         Fund series                   December, 2000; Managing
                         since January,                Director and Investment Officer of
                         2003.                         Satuit Capital Management, LLC, a
                                                       registered investment adviser, from
                                                       June, 2000 to Present.
------------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor      Vice President    N/A         Chief Operating Officer of Dividend  N/A
518 17/th/ Street        of the Company,               Capital Investments LLC
Suite 1200               and President of              (investment adviser) since
Denver, CO 80202         the Dividend                  December, 2005; Vice President of
(1973)                   Capital Realty                Business Services from February,
                         Income Fund                   2004 to December, 2005; Product
                         series since                  Manager, INVESCO Inc. from July,
                         March, 2006.                  2003 to January, 2004; and Manager
                                                       of Marketing and Business
                                                       Analytics, INVESCO Funds Group
                                                       Inc. from 1999 to 2003.
------------------------------------------------------------------------------------------------------------
* Gunter Faschang        Vice President    N/A         Vice President, Vontobel Asset       N/A
450 Park Avenue          of the Company                Management (investment adviser)
New York, New York 10022 and President of              since 2001 and head of Eastern
(1972)                   the Eastern                   European equity management and
                         European Equity               research, Vontobel Asset
                         Fund series since             Management AG since 2001.
                         May, 2001.
------------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)              Other
Year Born                    with Company     Funds in the During the Past Five (5) Years       Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey                 N/A
Shrewsbury Executive Center  of the Company                Partners Investment Management,
II 1040 Broad Street         and President of              LLC (investment adviser) since
Shrewsbury, New Jersey 07702 the Osprey                    2004; Principal at Osprey Partners
(1961)                       Concentrated                  Investment Management, LLC
                             Large Cap                     from 2002 to 2004; Senior Vice
                             Value Equity                  President at Osprey Partners
                             Fund series                   Investment Management, LLC
                             since                         from 1999 to 2002.
                             September,
                             2006.
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of                N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003; Financial
(1964)                                                     Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing                    N/A
230 Spring Hills Drive       Compliance                    Member of Drake Compliance
Suite 340                    Officer                       (compliance consulting), LLC
Spring, TX 77380                                           since 2004; founder and
(1957)                                                     controlling shareholder of David
                                                           Jones & Associates (law firm)
                                                           since 1998; President and Chief
                                                           Executive Officer of Citco Mutual
                                                           Fund Services, Inc. from 2001 to
                                                           2003.
----------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.
/(2)/Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
SUPPLEMENT INFORMATION (continued) (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is be available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330

ADDITIONAL FEDERAL TAX INFORMATION

      The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was reported to shareholders on the 2006 Form 1099-DIV.

      The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2006 which qualify for the Dividends Received Deduction available to corporate shareholders was 53.55%.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                                 Annual Report
                                to Shareholders

                              EPOCH GLOBAL EQUITY
                            SHAREHOLDER YIELD FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                              For the Year Ended
                               December 31, 2006

Dear Shareholder:

We are pleased to submit to you the shareholder report for Dividend Capital Realty Income Fund for the period October 1, 2006 to December 31, 2006. The Board of Directors of the fund approved a change in the fund's fiscal and tax year end from September 30/th/ to December 31/st/. We believe this change will better facilitate the achievement of the fund's objectives.

Over this period, we believe the fund has performed according to its objectives and in our opinion, offers a unique investment proposition in the universe of real estate focused mutual funds. Against a backdrop of heightened market volatility, a changing interest rate environment and shrinking investment yields in the U.S. Equity REIT market, we believe the fund's structure, which currently combines meaningful exposure to common stock of U.S. and Canadian real estate companies as well as preferred stock of U.S. real estate companies, offers a portfolio with the potential to deliver attractive current income and capital appreciation potential with lower volatility as compared to real estate common stock focused funds. As market conditions change, we believe this diversified structure also enhances our ability to adjust the portfolio through market cycles with an asset allocation and security selection process that offers more strategic alternatives than your typical REIT fund.

Market Conditions

During the period September 30, 2006 through December 31, 2006, the real estate securities market continued to perform strongly, as indicated by the 9.26% return of the MSCI U.S. REIT Index ("RMS") and 2.71% return of the Merrill Lynch REIT Preferred Index ("MLRP"). In our opinion, the main catalysts for the performance were merger and acquisition activity and appreciation of private real estate values. In addition, real estate fundamentals have continued to improve, providing additional support to the values of publicly traded real estate companies. Of the major property types, top performing sectors within the universe of common stocks were Office- Central Business District and Regional Malls. The Apartment sector, while delivering positive performance, generally lagged the broader REIT market. Preferred stocks, as represented by the MLRP, generally had less volatility during the period while delivering an attractive income stream.

Performance Analysis

Consistent with the fund's structure and primary objective of income the fund has a competitive trailing 12-month yield of 4.32% (based on 12/31/06 A-share at NAV). On a total return basis, the fund increased 5.50% (A-share at NAV) over the period and 17.08% annualized since the inception of the fund (12/18/2003, A-share at NAV) while demonstrating significantly lower volatility than common stock oriented benchmarks and competitive funds. This total return and volatility profile is consistent with our expectations.

The fund's total return was most influenced by our allocation decision among common and preferred stock. During the period, the fund was over weighted towards real estate preferred stocks. The allocation decision, which supported the fund's yield potential and lowered the volatility, decreased the overall capital appreciation realized by the fund.

Within the common stock portion of our portfolio, positive performance was contributed by our Hotel and Regional Mall investments. Performance was hampered by our exposure to the Industrial property sector.

The preferred stock portion of our portfolio was focused on higher-yielding non-investment grade and unrated issues in which our analysis of the underlying company cash flows and the capital structure of the issuing company indicated sufficient cash flow and common equity to support the coupon. We continue to believe these securities offer compelling investment opportunities.

Outlook

To achieve the fund's objectives, we strongly believe the current market environment underscores the importance of having a diversified, multi-asset real estate strategy. Short-term market movements will offer opportunities to adjust asset allocation between U.S. and Canadian REIT equity and preferred stocks. The fund will aim to take advantage of compelling relative value between asset classes and re-priced investment yields. We believe the ability to make these adjustments from more than one asset class should help to create both positive relative risk-adjusted performance and absolute performance. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class. Thank you for your continued support.

Charles Song, Senior Portfolio Manager
Amitabh Godha, Portfolio Manager
Glenn Mueller, Real Estate Investment Strategist

                    COMPARISON OF $10,000 INVESTMENT IN
DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                  MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                               Class A Shares
                          [sales load not reflected]

                                  [CHART]

                               [IN THOUSANDS]

                   DIVIDEND CAPITAL
                  REALTY INCOME FUND            RMS            MLRP
                  ------------------            ---            ----
 12/18/2003             $10.00                $10.00         $10.00
      12/03              10.01                 10.11          10.06
       3/04              11.12                 11.33          10.30
       6/04              10.70                 10.63           9.94
       9/04              11.51                 11.53          10.45
      12/04              12.67                 13.29          10.66
       3/05              12.20                 12.30          10.58
       6/05              13.23                 14.14          10.96
       9/05              13.41                 14.65          10.99
      12/05              13.56                 14.91          10.93
       3/06              14.50                 17.16          11.24
       6/06              14.56                 16.91          11.11
       9/06              15.32                 18.54          11.68
      12/06              16.16                 20.26          12.00

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


                    COMPARISON OF $10,000 INVESTMENT IN
DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                  MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                               Class A Shares
                         [maximum sales load reflected]

                                 [CHART]

                              [IN THOUSANDS]

                    DIVIDEND CAPITAL
                   REALTY INCOME FUND            RMS                MLRP
                   ------------------            ---                ----
 12/18/2003              $9.43                 $10.00              $10.00
      12/03               9.43                  10.11               10.06
       3/04              10.48                  11.33               10.30
       6/04              10.08                  10.63                9.94
       9/04              10.85                  11.53               10.51
      12/04              11.95                  13.29               10.66
       3/05              12.00                  12.30               10.58
       6/05              12.47                  14.14               10.96
       9/05              12.64                  14.65               10.99
      12/05              12.78                  14.91               10.93
       3/06              13.66                  17.16               11.24
       6/06              13.72                  16.91               11.11
       9/06              14.44                  18.54               11.68
      12/06              15.23                  20.26               12.00

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

            Annualized Return for Period Ended December 31, 2006*/(1)/ - Class A shares
                                                                                          Since Inception
                                                                        1 Year          (December 18, 2003)
            No sales load reflected:                                    19.24%                17.13%
            Maximum sales load reflected:                               12.39%                14.88%
            RMS:                                                        35.92%                26.16%
            MLRP:                                                       9.73%                  6.17%
            * Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.

     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

     /(1)/ - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.

     The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                       COMPARISON OF $10,000 INVESTMENT IN
   DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                    MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class C Shares

                                    [CHART]

                                 [IN THOUSANDS]

                  DIVIDEND
               CAPITAL REALTY
                 INCOME FUND     RMS          MLRP
                 -----------     ---          ----
   12/18/2003      $10.00      $10.00       $10.00
        12/03       10.01       10.11        10.06
         3/04       11.12       11.33        10.30
         6/04       10.70       10.63         9.94
         9/04       11.51       11.53        10.51
        12/04       13.24       13.29        10.66
         3/05       12.74       12.30        10.58
         6/05       13.83       14.14        10.96
         9/05       14.02       14.65        10.99
        12/05       14.19       14.91        10.93
         3/06       15.17       17.16        11.24
         6/06       15.25       16.91        11.11
         9/06       16.00       18.54        11.68
        12/06       16.96       20.26        12.00

Past performance is not predictive of future performance.


                      Annualized Return for Year Ended December 31, 2006*/(1)/ - Class C shares

                                                                       Since Inception
                                                 1 Year              (December 18, 2003)
                      Class C:                   18.41%                    16.20%
                      RMS:                       35.92%                    26.16%
                      MLRP:                      9.73%                      6.17%

                      * Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.
     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
     /(1)/ - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.
     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
  DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                   MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class  I Shares






                                    [CHART]


                                 [IN THOUSANDS]

                DIVIDEND
              CAPITAL REALTY
              INCOME FUND         RMS                MLRP
              -----------          ---                ----
12/18/2003     $10.00            $10.00             $10.00
   12/03        10.01             10.11              10.06
   3/04         11.09             11.33              10.30
   6/04         10.65             10.63               9.94
   9/04         11.43             11.53              10.51
   12/04        12.56             13.29              10.66
   3/05         12.06             12.30              10.58
   6/05         13.05             14.14              10.96
   9/05         13.20             14.65              10.99
   12/05        13.33             14.91              10.93
   3/06         14.21             17.16              11.24
   6/06         14.25             16.91              11.11
   9/06         14.98             18.54              11.68
   12/06        15.77             20.26              12.00


           Past performance is not predictive of future performance.




                       Total Return for Period Ended December 31, 2006*/(1)/ - Class I shares
                                                                    Since Inception
                                                1 Year             (December 18,2003)
                       Class I:                 19.57%                   19.01%
                       RMS:                     35.92%                   26.16%
                       MLRP:                    9.73%                    6.17%

                       * The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.
     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
     /(1)/ - The Fund changed its fiscal year-end from September 30 to December 31, effective for the fiscal period beginning October 1, 2006 and ending December 31, 2006.
     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

Dividend Capital Realty Income Fund
Fund Expenses

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or contingent deferred sales charges on certain redemptions and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2006 and held for the three months ended December 31, 2006.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on certain purchases and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------
                                                                              Expenses Paid During
                                         Beginning Account  Ending Account           Period*
                                               Value             Value       October 1, 2006 through
A CLASS                                   October 1, 2006  December 31, 2006    December 31, 2006
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,056.70              $4.67
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,016.00              $4.57
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                              Expenses Paid During
                                         Beginning Account  Ending Account           Period*
                                               Value             Value       October 1, 2006 through
C CLASS                                   October 1, 2006  December 31, 2006    December 31, 2006
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,053.67              $6.60
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,012.25              $6.47
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                              Expenses Paid During
                                         Beginning Account  Ending Account           Period*
                                               Value             Value       October 1, 2006 through
I CLASS                                   October 1, 2006  December 31, 2006    December 31, 2006
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,054.58              $4.01
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,017.25              $3.94
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.80% for Class A; 2.55% for Class C and 1.55% for Class I, multiplied by the average account value for the period, multiplied by 92 days in the most recent period divided by 365 days in the current year.

Asset Allocation and Portfolio Holdings:


                      Dividend Capital Realty Income Fund
                         Asset Allocation as of 12/31/06


                                    [CHART]


Common Stock                            39.61%
Preferred Stock                         59.12%
Other Assets, Net of Liabilities         1.27%

                      Dividend Capital Realty Income Fund
            Common Stock Holdings by Industry Sector as Percentage of
                     Common Stock Allocation as of 12/31/06

                                    [CHART]

                                           Office/Central
                                             Business
Apartments  Healthcare  Hotels  Industrial    District   Office/Suburban
----------  ----------  ------  ----------  --------    ---------------
 18.63%       2.63%     11.16%    6.44%      11.13%         7.22%

   Other
 Real  Estate                        Regional      Self     Shopping
 Companies     Realty/Diversified    Malls       Storage    Center
 ---------     ------------------    -----       -------    ------
   4.27%            7.95%            14.09%        5.30%    11.18%

                                Industry Segment

                    Dividend Capital Realty Income Fund
          Preferred Stock Holdings by Industry Sector as Percentage of
                    Preferred Stock Allocation as of 12/31/06

                                    [CHART]
                                                                       Regional
Apartments  Healthcare  Hotels   Mortgage  Net Lease  Office/Suburban   Malls
----------   ----------  ------  --------  --------- ---------------   -----
  7.39%        2.38%      35.72%  14.23%     9.10%       14.48%        4.87%


  Shopping Center        Specialty Finance
  ---------------        -----------------
       3.26%                     8.56%

                                Industry Segment

                      DIVIDEND CAPITAL REALTY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2006

  Number                                                 % of       Market
  of Shares Security Description                      Net Assets    Value
  --------- --------------------                      ---------- ------------

            COMMON STOCK                                39.60%

            APARTMENTS:                                  7.38%
   14,300   Archstone-Smith Trust                                $    832,403
    3,900   Avalonbay Communities                                     507,195
    9,200   BRE Properties Inc. Class A                               598,184
    9,600   Equity Residential                                        487,200
    5,200   Essex Property Trust Inc.                                 672,100
   25,200   Northern Property Real Estate Investment
            Trust (CANADA)                                            604,296
                                                                 ------------
                                                                    3,701,378
                                                                 ------------

            HEALTHCARE:                                  1.04%
   13,300   Chartwell Seniors Housing Real Estate
            Investment (CANADA)                                       159,068
   23,800   Medical Properties Trust Inc.                             364,140
                                                                 ------------
                                                                      523,208
                                                                 ------------

            HOTELS:                                      4.42%
   27,300   Canadian Hotel Income Properties Trust
            (CANADA)                                                  349,713
   21,900   Diamondrock Hospitality Company                           394,419
    9,500   Hilton Hotel Corporation                                  331,550
   11,800   Host Hotels & Resort                                      289,690
    7,300   Marriott International Inc.                               348,356
    8,000   Starwood Hotels & Resorts Worldwide, Inc.                 500,000
                                                                 ------------
                                                                    2,213,728
                                                                 ------------

            INDUSTRIAL:                                  2.54%
   16,900   First Potomac Realty Trust                                491,959
   12,900   Prologis                                                  783,933
                                                                 ------------
                                                                    1,275,892
                                                                 ------------

   Number                                                % of       Market
   of Shares Security Description                     Net Assets    Value
   --------- --------------------                     ---------- ------------

             OFFICE/CENTRAL BUSINESS
             DISTRICT:                                   4.41%
     4,200   Boston Properties Inc.                              $    469,896
    15,900   Douglas Emmet Inc.                                       422,781
     8,700   Equity Office Properties                                 419,079
     5,900   Maguire Properties Inc.                                  236,000
     5,000   SL Green Realty Corp.                                    663,900
                                                                 ------------
                                                                    2,211,656
                                                                 ------------

             OFFICE/SUBURBAN:                            2.86%
     4,900   Alexandria Real Estate Equities Inc.                     491,960
    14,100   Allied Properties Real Estate Investment
             Trust (CANADA)                                           281,298
     8,000   Duke Realty                                              327,200
     8,200   Highwood Properties Inc.                                 334,232
                                                                 ------------
                                                                    1,434,690
                                                                 ------------

             OTHER REAL ESTATE COMPANIES:                1.69%
    21,600   Brookfield Properties Corp.                              849,528
                                                                 ------------

             REALTY/DIVERSIFIED:                         3.15%
    17,200   Canadian Real Estate Investment Trust
             (CANADA)                                                 464,400
    11,600   Dundee Real Estate                                       384,656
     6,000   Vornado Realty Trust                                     729,000
                                                                 ------------
                                                                    1,578,056
                                                                 ------------

             REGIONAL MALLS:                             5.58%
     9,700   General Growth                                           506,631
     5,700   Macerich Co.                                             493,449
    21,800   Riocan Real Estate Investment Trust
             (CANADA)                                                 470,444
    11,400   Simon Property Group Inc.                              1,154,706
     3,400   Taubman Centers Inc.                                     172,924
                                                                 ------------
                                                                    2,798,154
                                                                 ------------

             SELF STORAGE:                               2.10%
    10,800   Public Storage Inc.                                    1,053,000
                                                                 ------------

 Number                                                   % of       Market
 of Shares Security Description                        Net Assets    Value
 --------- --------------------                        ---------- ------------

           SHOPPING CENTER:                               4.43%
   8,500   Acadia Realty Trust                                    $    212,670
  20,000   Calloway Realty Investment Trust
           (CANADA)                                                    473,600
   6,200   Equity One, Inc.                                            165,292
   6,200   Federal Realty Investment Trust                             527,000
   9,300   Kimco Realty Corp.                                          418,035
   5,400   Regency Centers                                             422,118
                                                                  ------------
                                                                     2,218,715
                                                                  ------------
           TOTAL COMMON STOCKS
           (Cost: $16,240,267)                                      19,858,005
                                                                  ------------

           PREFERRED STOCK:                              59.10%

           APARTMENTS:                                    4.36%
  30,200   Apartment Investment & Management Co.,
           Series G, 9.375%                                            794,260
  18,500   Apartment Investment & Management Co.,
           Series U, 7.750%                                            470,825
  35,300   Associated Estates Realty Corp.,
           Series B, 8.700%                                            923,095
                                                                  ------------
                                                                     2,188,180
                                                                  ------------

           HEALTHCARE:                                    1.41%
  26,500   Omega Healthcare, Series D, 8.375%                          706,225
                                                                  ------------

           HOTELS:                                       21.11%
  21,000   Ashford Hospitality Trust, Series A, 8.550%                 539,910
  58,200   Eagle Hospitality Properties Trust Inc.,
           Series A, 8.250%                                          1,485,264
  36,200   Felcor Lodging Trust Inc., Series C, 8.000%                 912,602
  30,500   Hersha Hospitality Trust, Series A, 8.000%                  800,625
  14,600   Lasalle Hotel Properties, Series A, 10.250%                 370,840
   3,300   Lasalle Hotel Properties, Series B, 8.375%                   84,645
  52,800   Lasalle Hotel Properties, Series D, 7.500%                1,333,728
  14,000   Lasalle Hotel Properties, Series E, 8.00%                   357,840
  60,000   Lasalle Hotel Properties, Series G, 7.250%                1,527,000
  12,700   Strategic Hotels & Resorts,
           Series A, 8.500% (1)                                        327,977
  68,600   Strategic Hotels & Resorts,
           Series C, 8.250%                                          1,766,450
  26,800   Sunstone Hotel Investors Inc.,
           Series A, 8.000%                                            683,400
  15,800   Winston Hotels Inc,
           Series B, 8.00%                                             398,950
                                                                  ------------
                                                                    10,589,231
                                                                  ------------

 Number                                                    % of       Market
 of Shares Security Description                         Net Assets    Value
 --------- --------------------                         ---------- ------------

           MORTGAGE:                                       8.40%
  12,300   Accredited Mortgage Loan REIT Trust,
           Series A, 9.750%                                        $    307,008
  26,500   American Home Mortgage Investment Corp,
           Series A, 9.750%                                             714,175
  24,000   American Home Mortgage Investment Corp.,
           Series B, 9.250%                                             631,200
  13,600   Annaly Mortgage Management Inc,
           Series A, 7.875%                                             342,176
  30,000   Newcastle Investment Corp., Series C, 8.050%                 766,500
  22,600   Novastar Financial Inc., Series C, 8.900%                    561,610
  34,600   RAIT Financial Trust, Series B, 8.375%                       890,950
                                                                   ------------
                                                                      4,213,619
                                                                   ------------

           NET LEASE:                                      5.38%
  26,300   Entertainment Properties Trust,
           Series A, 9.500%                                             668,020
  80,300   Entertainment Properties Trust,
           Series B, 7.750%                                           2,029,984
                                                                   ------------
                                                                      2,698,004
                                                                   ------------

           OFFICE/SUBURBAN:                                8.56%
  68,100   Brandywine Realty Trust, Series D, 7.375%                  1,712,715
  12,900   Corporate Office Properties Trust,
           Series H, 7.500%                                             324,822
  20,000   Digital Realty Trust Inc., Series A, 8.500%                  519,800
  59,800   Digital Realty Trust Inc., Series B, 7.750%                1,521,910
   8,200   PS Business Parks, Inc., Series O, 7.375%                    211,150
                                                                   ------------
                                                                      4,290,397
                                                                   ------------

           REGIONAL MALLS:                                 2.89%
  43,800   Taubman Centers Inc., Series G, 8.000%                     1,151,940
  11,000   Taubman Centers Inc., Series H, 7.625%                       293,700
                                                                   ------------
                                                                      1,445,640
                                                                   ------------

           SHOPPING CENTER:                                1.93%
  38,300   Developers Diversified Realty Corp.,
           Series H, 7.375%                                             967,458
                                                                   ------------

 Number                                                    % of       Market
 of Shares Security Description                         Net Assets    Value
 --------- --------------------                         ---------- ------------

           SPECIALTY FINANCE:                               5.06%
  37,000   Capital Lease Funding Inc., Series A, 8.125%            $    943,500
  60,000   Northstar Realty Finance Corp,
           Series A, 8.750%                                           1,590,600
                                                                   ------------
                                                                      2,534,100
                                                                   ------------

           TOTAL PREFERRED STOCK
           (Cost: $29,296,026)                                       29,632,854
                                                                   ------------

           TOTAL INVESTMENTS:
           (Cost: $45,536,293)                             98.70%  $ 49,490,859
           Other assets, net                                1.30%       653,849
                                                          ------   ------------
           NET ASSETS                                     100.00%  $ 50,144,708
                                                          ======   ============

--------
(1)Restricted security, see Note 6 to Financial Statements

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $45,536,293) (Note 1)                        $49,490,859
 Cash                                                                                      153,158
 Unrealized gain on forward foreign currency (Note 1)                                       32,141
 Dividends receivable                                                                      439,704
 Receivable for securities sold                                                             68,511
 Receivable for capital stock sold                                                           9,118
 Prepaid expenses                                                                           34,456
                                                                                       -----------
   TOTAL ASSETS                                                                         50,227,947
                                                                                       -----------

LIABILITIES
 Payable for capital stock redeemed                                                         13,392
 Accrued management fees                                                                    21,235
 Accrued 12b-1 fees                                                                          2,959
 Accrued administration, transfer agent and accounting fees                                 11,530
 Accrued custodian fees                                                                      3,264
 Accrued professional fees                                                                  19,226
 Other accrued expenses                                                                     11,633
                                                                                       -----------
   TOTAL LIABILITIES                                                                        83,239
                                                                                       -----------

NET ASSETS                                                                             $50,144,708
                                                                                       ===========
Net Assets Consist of :
 Paid-in-capital applicable to 3,794,134 $0.01 par value shares of beneficial interest
   outstanding                                                                          45,066,014
 Accumulated net realized gain on investments                                            1,091,986
 Net unrealized appreciation of investments and translation of assets and liabilities
   denominated in foreign currency                                                       3,986,708
                                                                                       -----------
NET ASSETS                                                                             $50,144,708
                                                                                       ===========

NET ASSET VALUE PER SHARE
A Class
   ($36,929,765 / 2,789,371 shares outstanding; 15,000,000 authorized)                 $     13.24
                                                                                       ===========
MAXIMUM OFFERING PRICE PER SHARE ($13.24 x 100/ 94.25)                                 $     14.05
                                                                                       ===========
C Class
   ($12,860,512 / 978,941 shares outstanding; 10,000,000 authorized)                   $     13.14
                                                                                       ===========
I Class
   ($354,431 / 25,822 shares outstanding; 15,000,000 authorized)                       $     13.73
                                                                                       ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                            Period ended  Year ended
                                                                            December 31, September 30,
                                                                               2006*         2006
                                                                            ------------ -------------
INVESTMENT INCOME
Income
 Dividend (net of foreign tax withheld of $5,486 and $21,265, respectively)  $  702,038   $2,406,564
 Interest                                                                        18,495       15,628
                                                                             ----------   ----------
   Total investment income                                                   $  720,533   $2,422,192
                                                                             ----------   ----------

EXPENSES
 Investment advisory fees (Note 2)                                              125,308      408,966
 12b-1 fees, Class A (Note 2)                                                    23,278       72,662
 12b-1 and servicing fees, Class C (Note 2)                                      31,240      113,348
 Recordkeeping and administrative services (Note 2)                              12,531       42,755
 Accounting fees (Note 2)                                                         6,266       20,426
 Transfer agent fees (Note 2)                                                    14,598       42,580
 Custody fees                                                                     4,232        8,164
 Professional fees                                                               24,667       44,201
 Compliance fees                                                                  2,633        9,357
 Directors fees                                                                   2,200        8,400
 Registration fees (Note 2)                                                      14,417       36,087
 Shareholder servicing and reports (Note 2)                                       7,981       57,288
 Miscellaneous                                                                    8,366       27,894
                                                                             ----------   ----------
   Total expenses                                                               277,717      892,128
 Management fee waiver (Note 2)                                                 (29,124)     (72,132)
                                                                             ----------   ----------
   Expenses, net                                                                248,593      819,996
                                                                             ----------   ----------
 Net investment income                                                          471,940    1,602,196
                                                                             ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain on investments                                             1,525,467    1,360,913
 Net realized gain (loss) on forward foreign currency contracts                  95,758      (41,037)
 Change in net unrealized appreciation/(depreciation) on translation of net
   assets denominated in forward foreign currency contracts                      30,913        1,228
 Change in net unrealized appreciation/(depreciation) on investments            571,473    2,550,470
                                                                             ----------   ----------
 Net realized and unrealized gain (loss) on investments                       2,223,611    3,871,574
                                                                             ----------   ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                       $2,695,551   $5,473,770
                                                                             ==========   ==========

* Effective October 1, 2006, the fund changed its year end from September 30 to December 31.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Period October 1,
                                                2006 through        Year ended         Year ended
                                             December 31, 2006* September 30, 2006 September 30, 2005
                                             ------------------ ------------------ ------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS
 Net investment income                          $   471,940        $  1,602,196       $ 1,008,613
 Net realized gain on investments and
   forward foreign currency contracts             1,621,225           1,319,876         1,058,673
 Change in unrealized appreciation/
   depreciation on investments and
   forward foreign currency contracts               602,386           2,551,698           716,565
                                                -----------        ------------       -----------
 Increase in net assets from operations           2,695,551           5,473,770         2,783,851
                                                -----------        ------------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
 Net investment income
   A Class                                         (391,430)         (1,184,643)         (733,789)
   C Class                                         (106,319)           (394,501)         (260,455)
   I Class                                           (4,342)            (23,052)          (14,369)
 Net realized gain
   A Class                                       (1,067,629)           (782,880)         (298,461)
   C Class                                         (368,917)           (298,118)         (120,299)
   I Class                                          (10,043)            (12,860)          (11,992)
                                                -----------        ------------       -----------
 Decrease in net assets from distributions       (1,948,680)         (2,696,054)       (1,439,365)
                                                -----------        ------------       -----------
CAPITAL SHARE TRANSACTIONS
  (Note 5)
 Shares sold
   A Class                                        2,559,038          15,419,461        26,292,398
   C Class                                          730,248           2,512,886        10,619,957
   I Class                                            4,000                 100           617,602
 Distributions reinvested
   A Class                                        1,095,193           1,453,633           742,508
   C Class                                          403,094             573,033           299,171
   I Class                                            2,857              11,974            23,338
 Shares redeemed
   A Class                                       (2,992,001)        (10,355,321)       (3,568,382)
   C Class                                         (307,130)         (3,748,430)         (760,451)
   I Class                                          (50,000)           (194,562)         (150,000)
                                                -----------        ------------       -----------
 Increase in net assets from capital share
   transactions                                   1,445,299           5,672,774        34,116,141
                                                -----------        ------------       -----------
Net Assets
Increase during period                            2,192,170           8,450,490        35,460,627
Beginning of period                              47,952,538          39,502,048         4,041,421
                                                -----------        ------------       -----------
End of period                                   $50,144,708        $ 47,952,538       $39,502,048
                                                ===========        ============       ===========
(Including undistributed net investment loss
  of $0, $(41,037) and $0 respectively)

* Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                      Class A Shares
                                 ----------------------------------------------------     -------------
                                    Period
                                  October 1,
                                 2006 through   Year ended    Year ended   Period ended   Period ended
                                 December 31,  September 30, September 30, September 30,  December 31,
                                    2006**         2006          2005          2004*         2006**
                                 ------------  ------------- ------------- -------------  ------------
Net asset value, beginning
 of period                         $ 13.05        $ 12.22       $ 11.20       $ 10.00       $ 12.94
                                   -------        -------       -------       -------       -------
Investment activities
  Net investment income
   (loss)                             0.13           0.51          0.40          0.29           .10
  Net realized and unrealized
   gain (loss) on investments
   and forward foreign
   currency contracts                 0.59           1.16          1.41          1.21           .60
                                   -------        -------       -------       -------       -------
Total from investment
 activities                           0.72           1.67          1.81          1.50          0.70
                                   -------        -------       -------       -------       -------
Distributions
  Net investment income              (0.14)         (0.51)        (0.40)        (0.27)        (0.11)
  Net realized gain                  (0.39)         (0.33)        (0.39)        (0.03)        (0.39)
                                   -------        -------       -------       -------       -------
Total distributions                  (0.53)         (0.84)        (0.79)        (0.30)        (0.50)
                                   -------        -------       -------       -------       -------
Net asset value, end of
 period                            $ 13.24        $ 13.05       $ 12.22       $ 11.20       $ 13.14
                                   =======        =======       =======       =======       =======
Ratios/Supplemental Data
Total Return                          5.58%         14.25%        16.48%        15.10%         5.47%
                                   =======        =======       =======       =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                       1.80%***       1.80%         1.80%         1.80%***      2.55%***
  Net investment income               3.95%***       4.08%         4.62%         4.83%***      3.20%***
Portfolio turnover rate              28.27%        118.41%       251.29%       497.37%        28.27%
Net assets, end of period
 (000's)                           $36.930        $35,705       $27,140       $ 2,722       $12,860

                                         Class C Shares
                                 ---------------------------------------


                                  Year ended    Year ended   Period ended
                                 September 30, September 30, September 30,
                                     2006          2005          2004*
                                 ------------- ------------- -------------
Net asset value, beginning
 of period                          $ 12.15       $ 11.16       $ 10.00
                                    -------       -------       -------
Investment activities
  Net investment income
   (loss)                              0.42          0.32          0.21
  Net realized and unrealized
   gain (loss) on investments
   and forward foreign
   currency contracts                  1.13          1.38          1.21
                                    -------       -------       -------
Total from investment
 activities                            1.55          1.70          1.42
                                    -------       -------       -------
Distributions
  Net investment income               (0.43)        (0.32)        (0.23)
  Net realized gain                   (0.33)        (0.39)        (0.03)
                                    -------       -------       -------
Total distributions                   (0.76)        (0.71)        (0.26)
                                    -------       -------       -------
Net asset value, end of
 period                             $ 12.94       $ 12.15       $ 11.16
                                    =======       =======       =======
Ratios/Supplemental Data
Total Return                          13.31%        15.52%        14.29%
                                    =======       =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                        2.55%         2.55%         2.55%***
  Net investment income                3.48%         3.87%         4.05%***
Portfolio turnover rate              118.41%       251.29%       497.37%
Net assets, end of period
 (000's)                            $11,858       $11,814       $ 1,266

* Commencement of operations of each Class of shares was December 18, 2003. ** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
***Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.23% for the period October 1, 2006 through December 31, 2006; 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

                                                                                                            Class I Shares
                                                                                       -----------------------------------------
                                                                                        October 1,
                                                                                       2006 through   Year ended    Year ended
                                                                                       December 31,  September 30, September 30,
                                                                                          2006**         2006          2005
                                                                                       ------------  ------------- -------------
Net asset value, beginning of period                                                      $13.52        $ 12.67       $ 11.19
                                                                                          ------        -------       -------
Investment activities
  Net investment income (loss)                                                              0.16           0.57          0.52
  Net realized and unrealized gain (loss) on investments and forward foreign currency
   contracts                                                                                0.61           1.18          1.87
                                                                                          ------        -------       -------
Total from investment activities                                                            0.77           1.75          2.39
                                                                                          ------        -------       -------
Distributions
  Net investment income                                                                    (0.17)         (0.57)        (0.52)
  Net realized gain                                                                        (0.39)         (0.33)        (0.39)
                                                                                          ------        -------       -------
Total distributions                                                                        (0.56)         (0.90)        (0.91)
                                                                                          ------        -------       -------
Net asset value, end of period                                                            $13.73        $ 13.52       $ 12.67
                                                                                          ======        =======       =======
Ratios/Supplemental Data
Total Return                                                                                5.73%         14.46%        21.83%
                                                                                          ======        =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                                                                             1.55%***       1.55%         1.55%
  Net investment income                                                                     4.20%***       4.64%         4.87%
Portfolio turnover rate                                                                    28.27%        118.41%       251.29%
Net assets, end of period (000's)                                                         $  354        $   390       $   548

                                                                                       -----------

                                                                                       Period ended
                                                                                       September 30,
                                                                                           2004*
                                                                                       -------------
Net asset value, beginning of period                                                      $ 10.00
                                                                                          -------
Investment activities
  Net investment income (loss)                                                               0.29
  Net realized and unrealized gain (loss) on investments and forward foreign currency
   contracts                                                                                 1.21
                                                                                          -------
Total from investment activities                                                             1.50
                                                                                          -------
Distributions
  Net investment income                                                                     (0.28)
  Net realized gain                                                                         (0.03)
                                                                                          -------
Total distributions                                                                         (0.31)
                                                                                          -------
Net asset value, end of period                                                            $ 11.19
                                                                                          =======
Ratios/Supplemental Data
Total Return                                                                                15.10%
                                                                                          =======
Ratio to average net assets/(A)/
  Expenses/(B)/                                                                              1.55%***
  Net investment income                                                                      5.08%***
Portfolio turnover rate                                                                    497.37%
Net assets, end of period (000's)                                                         $    53

* Commencement of operations of each Class of shares was December 18, 2003. ** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
***Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.23% for the period October 1, 2006 through December 31, 2006. 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

DIVIDEND CAPITAL REALTY INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Dividend Capital Realty Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2003 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 1,050,000,000 shares (A class: 15,000,000; B class: 10,000,000; C class: 10,000,000; and I class: 15,000,000) of $.01 par value common stock. The Fund currently offers three Classes of shares ("Class A", "Class C", and "Class I").

      The investment objective of the Fund is to seek current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). Such securities include common stocks, preferred stocks, debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Valuation The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

      Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

      Security Transactions and Income Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

      Cash and Cash Equivalents Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

      Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Class Net Asset Values and Expenses All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

      Real Estate Investment Trust Securities The Fund has made certain investments in REITs which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

      Foreign Currency Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

      Forward Foreign Currency Exchange Contracts A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. As of December 31, 2006, the Fund invested in the following forward foreign currency exchange contract:

        Currency               U.S. $ Amount            Currency Amount             Settle Date             Unrealized Gain
        --------               -------------            ---------------             -----------             ---------------
    Canadian Dollar              3,241,323                 3,740,000                  1/25/07                    32,141

      Reclassifications Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2006, the Fund increased accumulated net investment income by $30,151, decreased accumulated net realized gain on investment by $69,382 and increased unrealized gain by $39,231.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER AFFILIATED PARTY TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, the Advisor, Dividend Capital Investments, LLC, ("DCI"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. DCI has contractually agreed to waive its fees and reimburse the Fund for expenses through March 2, 2009 in order to limit the Class A operating expenses to 1.80% of Class A average net assets; Class C operating expenses to 2.55% of Class C average net assets and Class I operating expenses to 1.55% of Class I average net assets. For the period ended December 31, 2006 and for the year ended September 30, 2006, the Advisor waived fees of $29,124 and $72,132, respectively.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2006 was $311,801 and expire as follows:

                             Year Expiring  Amount
                             ------------- --------
                                 2007      $ 98,849
                                 2008       111,696
                                 2009       101,256
                                           --------
                                           $311,801
                                           ========

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class A or Class C shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's A Class average daily net assets, and at the rate of 0.75% on the Fund's C Class average daily net assets. For the period ended December 31, 2006 and for the year ended September 30, 2006, there were $23,278 and $72,662, respectively, of distribution expenses incurred by the Fund's Class A shares.

      The Fund's Distribution and Service Plan for its Class C shares also provides that the Fund will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the period ended December 31, 2006 and for the year ended September 30, 2006, there were $31,240 and $113,348, respectively, of distribution and servicing fees incurred.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $12,531 for its services for the period ended December 31, 2006 and $42,755 for the year ended September 30, 2006. Additionally, for the period ended December 31, 2006, CSS received $2,615 of the $7,981 in shareholder services and $3,720 of the $14,417 registration fees for hourly services provided to the Fund.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting fees of $6,711 were received by FDCC in connection with the distribution of the Fund's shares during the period ended December 31, 2006. Underwriting fees of $18,710 were received by FDCC for the year ended September 30, 2006. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Class A Fund share redemptions occurring within 30 days of purchase and for certain Class C Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the period ended December 31, 2006 and for the year ended September 30, 2006, the CDSC for Fund shares redeemed was $384 and $26,209, respectively.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $14,598 for its services for the period ended December 31, 2006 and $42,580 for the year ended September 30, 2006.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $6,266 for its services for the period ended December 31, 2006, and $20,426 for the year ended September 30, 2006.

      Certain officers and/or an interested director of the Fund are also officers, principals and/or director of CFA, CSS, DCI, FDCC and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended December 31, 2006, aggregated $14,399,942 and $13,476,770, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of wash sales, income from passive foreign investment companies and real estate investment trusts.

      The tax character of distributions paid during the period ended December 31, 2006, the year ended September 30, 2006 and the year ended September 30, 2005 were as follows:

                            Period ended        Year ended         Year ended
                         December 31, 2006* September 30, 2006 September 30, 2005
                         ------------------ ------------------ ------------------
Distributions paid from:
   Ordinary income           $1,850,515         $2,533,233         $1,439,365
   Net realized gain             98,165            162,821                 --
                             ----------         ----------         ----------
   Total distributions       $1,948,680         $2,696,054         $1,439,365
                             ==========         ==========         ==========

* Effective October 1, 2006, the fund changed its year end from September 30 to December 31.

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

     Undistributed net investment income (loss)**                $  215,015
     Undistributed net realized gain on investments and currency    918,807
     Unrealized appreciation on investments and foreign currency  3,944,872
                                                                 ----------
                                                                 $5,078,694
                                                                 ==========

** For tax purposes, short-term capital gains are considered ordinary income.

      Cost for Federal Income tax purpose is $45,433,551 and net unrealized appreciation consists of :

            Gross unrealized appreciation on investments $4,351,911
            Gross unrealized depreciation on investments   (407,039)
                                                         ----------
            Net unrealized appreciation on investments   $3,944,872
                                                         ==========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for each class of shares were:

                            Class A Shares       Class C Shares     Class I Shares
                             Period ended         Period ended       Period ended
                          December 31, 2006*   December 31, 2006*  December 31, 2006*
                        ---------------------  ------------------  ----------------
                         Shares      Value      Shares    Value    Shares     Value
                        --------  -----------  -------  ---------  ------   --------
Shares sold              192,044  $ 2,559,038   55,155  $ 730,248     289   $  4,000
Shares reinvested         83,157    1,095,193   30,828    403,094     209      2,857
Shares redeemed         (222,778)  (2,992,001) (23,182)  (307,130) (3,543)   (50,000)
                        --------  -----------  -------  ---------  ------   --------
Net increase (decrease)   52,423  $   662,230   62,801  $ 826,212  (3,045)  $(43,143)
                        ========  ===========  =======  =========  ======   ========

--------
* Effective October 1, 2006, the Fund changed its fiscal year end from September 30 to December 31.

                             Class A Shares          Class C Shares       Class I Shares
                               Year ended              Year ended           Year ended
                           September 30, 2006      September 30, 2006   September 30, 2006
                        -----------------------  ---------------------  ------------------
                          Shares       Value      Shares      Value      Shares    Value
                        ---------  ------------  --------  -----------  -------  ---------
Shares sold             1,229,787  $ 15,419,461   205,406  $ 2,512,886        7  $     100
Shares reinvested         118,125     1,453,633    47,173      573,033      947     11,974
Shares redeemed          (831,398)  (10,355,321) (309,015)  (3,748,430) (15,340)  (194,562)
                        ---------  ------------  --------  -----------  -------  ---------
Net increase (decrease)   516,514  $  6,517,773   (56,436) $  (662,511) (14,386) $(182,488)
                        =========  ============  ========  ===========  =======  =========

                             Class A Shares          Class C Shares       Class I Shares
                               Year ended              Year ended           Year ended
                           September 30, 2005      September 30, 2005   September 30, 2005
                        -----------------------  ---------------------  ------------------
                          Shares       Value      Shares      Value      Shares    Value
                        ---------  ------------  --------  -----------  -------  ---------
Shares sold             2,209,734  $ 26,292,398   897,005  $10,619,957   48,724  $ 617,602
Shares reinvested          62,110       742,508    25,152      299,171    1,890     23,338
Shares redeemed          (294,513)   (3,568,382)  (63,008)    (760,451) (12,087)  (150,000)
                        ---------  ------------  --------  -----------  -------  ---------
Net increase            1,977,331  $ 23,466,524   859,149  $10,158,677   38,527  $ 490,940
                        =========  ============  ========  ===========  =======  =========

NOTE 6 - RESTRICTED SECURITIES

      Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a fund's investment objective and investment strategies. A fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2006, the Fund was invested in the following restricted security:

            Security             Acquisition Date Shares   Cost    Value   % of Net Assets
            --------             ---------------- ------ -------- -------- ---------------
Strategic Hotels & Resorts Inc.,
  Series A 8.5%                  August 30, 2006  12,700 $328,613 $327,977      0.65%

NOTE 7 - CHANGE IN YEAR END

      The Board of Directors adopted a change in the Fund's fiscal year and tax year end date to December 31. This change was effective beginning with this fiscal period, which ran from October 1, 2006 to December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dividend Capital Realty Income Fund
And The Board of Directors of
The World Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Capital Realty Income Fund, a series of The World Funds, Inc., as of December 31, 2006 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Capital Realty Income Fund as of December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 23, 2007

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

      Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)             Other
Year Born                 with Company     Funds in    During the Past Five (5) Years      Directorships by
                          and Tenure       the Company                                     Directors and
                                           Overseen                                        Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of            The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder             Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the          Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and Director
                                                       of Fund Services, Inc., the
                                                       Company's Transfer and Disbursing
                                                       Agent since 1987; President and
                                                       Treasurer of Commonwealth
                                                       Capital Management, Inc. since
                                                       1983, President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund Accounting,
                                                       Inc., which provides bookkeeping
                                                       services to the Company; and
                                                       Chairman and Trustee of The World
                                                       Insurance Trust, a registered
                                                       investment company, since May,
                                                       2002. Mr. Pasco is also a certified
                                                       public accountant.
-----------------------------------------------------------------------------------------------------------

Name, Address and     Position(s) Held Number of   Principal Occupation(s)             Other
Year Born             with Company     Funds in    During the Past Five (5) Years      Directorships by
                      and Tenure       the Company                                     Directors and
                                       Overseen                                        Number of Funds
                                                                                       in the Complex
                                                                                       Overseen
-------------------------------------------------------------------------------------------------------
Interested Directors (continued):
-------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr./(1)/ Director since   10          Retired. Manager of the Customer    The World
8730 Stony Point      May, 1997                    Services Operations and Accounting  Insurance
Parkway, Suite 205                                 Division of the Potomac Electric    Trust - 1 Fund;
Richmond, VA 23235                                 Power Company; from August,1978     Satuit Capital
(1940)                                             until April, 2005; a Trustee of     Management
                                                   World Insurance Trust, a registered Trust - 1 Fund.
                                                   investment company, since May,
                                                   2002; a Trustee of Satuit Capital
                                                   Management Trust, a registered
                                                   investment company, since October,
                                                   2002; and a Trustee of Janus
                                                   Advisors Series Trust, a registered
                                                   investment company, from 2003 to
                                                   2005.
-------------------------------------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------------------------------------
William E. Poist      Director since   10          Financial and Tax Consultant        The World
8730 Stony Point      May, 1997                    through his firm Management         Insurance
Parkway, Suite 205                                 Consulting for Professionals since  Trust - 1 Fund;
Richmond, VA 23235                                 1974; a Trustee of Satuit Capital   Satuit Capital
(1939)                                             Management Trust, a registered      Management
                                                   investment company, since           Trust - 1 Fund.
                                                   November, 2003; and a Trustee of
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002. Mr. Poist is also a certified
                                                   public accountant.
-------------------------------------------------------------------------------------------------------
Paul M. Dickinson     Director since   10          President of Alfred J. Dickinson,   The World
8730 Stony Point      May, 1997                    Inc. Realtors since April, 1971; a  Insurance
Parkway, Suite 205                                 Trustee of Satuit Capital           Trust - 1 Fund;
Richmond, VA 23235                                 Management Trust, a registered      Satuit Capital
(1947)                                             investment company, since           Management
                                                   November, 2003; and Trustee of      Trust - 1 Fund.
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002.
-------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held  Number of   Principal Occupation(s)              Other
Year Born                with Company      Funds in    During the Past Five (5) Years       Directorships by
                         and Tenure        the Company                                      Directors and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the  N/A         President of CSI Capital             N/A
600 California Street    CSI Equity Fund               Management, Inc., a registered
18/th/ Floor             series since                  investment adviser, since 1978.
San Francisco, CA 94108  October, 1997                 Partner in the law firm Taylor &
(1946)                                                 Faust since September, 1975.
------------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.    Vice President    N/A         President of Third Millennium        N/A
1185 Avenue of the       of the Company                Investment Advisors, LLC, a
Americas, 32/nd/ Floor   and President of              registered investment adviser, since
New York, New York 10036 the Third                     April, 1998; and Director of Teton
(1941)                   Millennium                    Energy Corporation since 1993.
                         Russia Fund
                         series since
                         October, 1998
------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan     Vice President    N/A         Chairman, President and Treasurer    N/A
2807 Gaston Gate         of the Company                of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466   and President of              an open-end investment
(1960)                   the Genomics                  management company, since
                         Fund series                   December, 2000; Managing
                         since January,                Director and Investment Officer of
                         2003.                         Satuit Capital Management, LLC, a
                                                       registered investment adviser, from
                                                       June, 2000 to Present.
------------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor      Vice President    N/A         Chief Operating Officer of Dividend  N/A
518 17/th/ Street        of the Company,               Capital Investments LLC
Suite 1200               and President of              (investment adviser) since
Denver, CO 80202         the Dividend                  December, 2005; Vice President of
(1973)                   Capital Realty                Business Services from February,
                         Income Fund                   2004 to December, 2005; Product
                         series since                  Manager, INVESCO Inc. from July,
                         March, 2006.                  2003 to January, 2004; and Manager
                                                       of Marketing and Business
                                                       Analytics, INVESCO Funds Group
                                                       Inc. from 1999 to 2003.
------------------------------------------------------------------------------------------------------------
* Gunter Faschang        Vice President    N/A         Vice President, Vontobel Asset       N/A
450 Park Avenue          of the Company                Management (investment adviser)
New York, New York 10022 and President of              since 2001 and head of Eastern
(1972)                   the Eastern                   European equity management and
                         European Equity               research, Vontobel Asset
                         Fund series since             Management AG since 2001.
                         May, 2001.
------------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)              Other
Year Born                    with Company     Funds in the During the Past Five (5) Years       Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey                 N/A
Shrewsbury Executive Center  of the Company                Partners Investment Management,
II 1040 Broad Street         and President of              LLC (investment adviser) since
Shrewsbury, New Jersey 07702 the Osprey                    2004; Principal at Osprey Partners
(1961)                       Concentrated                  Investment Management, LLC
                             Large Cap                     from 2002 to 2004; Senior Vice
                             Value Equity                  President at Osprey Partners
                             Fund series                   Investment Management, LLC
                             since                         from 1999 to 2002.
                             September,
                             2006.
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of                N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003; Financial
(1964)                                                     Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing                    N/A
230 Spring Hills Drive       Compliance                    Member of Drake Compliance
Suite 340                    Officer                       (compliance consulting), LLC
Spring, TX 77380                                           since 2004; founder and
(1957)                                                     controlling shareholder of David
                                                           Jones & Associates (law firm)
                                                           since 1998; President and Chief
                                                           Executive Officer of Citco Mutual
                                                           Fund Services, Inc. from 2001 to
                                                           2003.
----------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent. Additionally, Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

Dividend Capital Realty Income Fund
Supplemental Information Continued (unaudited)

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Advisor:

   Dividend Capital Investments LLC
     518 Seventeenth Street, Suite 1200
     Denver, Colorado 80202

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, VA 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Dividend Capital Realty Income Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at dividendcapital.com or theworldfunds.com

[LOGO]
DIVIDEND CAPITAL

                         Annual Report to Shareholders

                            DIVIDEND CAPITAL REALTY
                                  INCOME FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                        For the Period October 1, 2006
                           Through December 31, 2006

Dear Shareholder:

The REMS Real Estate Value-Opportunity Fund (the "Fund") ended the fiscal and calendar year with a period of strong positive performance, returning 15.1% for the six month period ending 12/31/06 vs. 12.8% for the S&P 500 index. The Fund's differentiated portfolio structure included at fiscal period end 68.2% common equity holdings of value-oriented REITs and real estate operating companies; a 30.8% position in REIT preferred equity securities that offer stability and high current dividend yield; and a 4.3% short position in real estate equities intended to protect the portfolio against areas of over valuation and credit risk.

While returns and fund flows to the public real estate sector remain strong, risk levels are rising with valuations. The Fund's portfolio structure is designed to offer above-average dividend yield with lower volatility than the REIT indices while capturing real estate value creation upside. The Fund's real estate equities recorded a 21.0% total return for the six month period ending 12/31/06 compared to 19.6% for the NAREIT Equity REIT Index. The REIT preferred position contributed 7.9% total return compared to 5.0% for the Lehman Government Corporate Bond Index, while the short position produced a -13.3% return. REIT share prices continue to be supported by strong fund flows into the sector with high volatility and performance concentrated in the largest capitalization names. The continued privitazation of public companies by leveraged private buyers appears to be driving real estate pricing levels to new highs, particularly in the office sector.

REMS believes maintaining its strict value, yield-advantage investment process is more important than ever in today's public real estate market.

Edward W. Turville, CFA
Managing Director

                      COMPARISON OF $10,000 INVESTMENT IN
            REMS REAL ESTATE VALUE-OPPORTUNITY FUND VS.NAREIT EQUITY INDEX*

                                     [CHART]

                     REMS FUND     NAREIT EQUITY Index
                     ---------     -------------------
12/16/02                10.0           10.0
12/31/02                10.0           10.0
 6/30/03                10.8           11.4
12/31/03                12.2           13.8
 6/30/04                12.8           14.5
12/31/04                14.4           18.1
 6/30/05                15.2           19.3
12/31/05                15.6           20.3
 6/30/06                16.9           22.9
12/31/06                19.4           27.4

            Past performance is not predictive of future performance.

     ------------------------------------------------------------------------------------------------

                                             Total Return               Average Annual Return
                                              Year Ended                   Since Inception
                                       December 31, 2006* /(1)/         (December 16, 2002)*
     REMS Real Estate Value
       Opportunity Fund                         24.94%                         17.89%
     NAREIT Equity Index                        35.06%                         28.34%
     * The total return shown does not reflect the deduction of taxes that a shareholder would pay on
       Fund distributions or redemption of Fund shares
     ------------------------------------------------------------------------------------------------

     * The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.
     (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
     /(1)/ The Fund changed its fiscal year-end from June 30 to December 31, effective for the fiscal period beginning July 1, 2006 and ending December 31, 2006.

REMS Real Estate Value Opportunity Fund

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

-------------------------------------------------------------------------------------------------
                                                                             Expenses Paid During
                                         Beginning Account  Ending Account         Period*
                                               Value             Value       July 1, 2006 through
                                           July 1, 2006    December 31, 2006  December 31, 2006
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,083.50            $7.88
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,017.50            $7.63
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.16%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

              REMS Real Estate Value Opportunity Fund
    Common Stock Holdings by Industry Sector as Percentage of
              Common Stock Allocation as of 12/31/2006

                                     [CHART]

                                            Percentage of
                                            Common Stock
                                             Allocation
                                            -------------
                 Apartments                    16.59%
                 Hotels/Entertainment           4.81%
                 Mortgage                       4.42%
                 Office/Industrial             17.19%
                 Office/Suburban                3.22%
                 Realty/Diversified             3.99%
                 Regional Malls                 3.65%
                 Shopping Centers              11.45%
                 Transportation                 2.92%


                     REMS Real Estate Value Opportunity Fund
        Preferred Stock Holdings by Industry Sector as Percentage of
                 Preferred Stock Allocation as of 12/31/2006
                                     [CHART]

                                                  Percentage
                                                 of Preferred
                                               Stock Allocation
                                               ----------------
               Apartments                          2.36%
               Healthcare                          1.60%
               Hotels                              3.35%
               Mortgage                            2.80%
               Net Lease                           1.14%
               Office/Central Business District    0.74%
               Office/Industrial                   4.73%
               Office/Suburban                     3.02%
               Realty/Diversified                  2.62%
               Regional Malls                      1.56%
               Self Storage                        1.23%
               Shopping Centers                    5.61%

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2006

    Number                                                         Market
    of shares Security Description                                 Value
    --------- --------------------                               -----------

              LONG POSITIONS
              COMMON STOCKS                              68.24%

              APARTMENTS:                                16.59%
      45,200  American Campus Communities, Inc.                  $ 1,286,844
      31,800  Apartment Investment & Management Co.                1,781,436
      35,700  Boardwalk Real Estate Investment Trust
                (CANADA)                                           1,269,442
      19,900  BRE Properties Inc. Class A                          1,293,898
      33,500  Equity Lifestyle Properties Inc.                     1,823,405
      36,500  Post Properties Inc.**                               1,668,050
      30,500  United Dominion Realty Trust, Inc.                     969,595
                                                                 -----------
                                                                  10,092,670
                                                                 -----------

              HOTELS/ENTERTAINMENT:                       4.81%
      25,100  Gaylord Entetainment Co.*                            1,278,343
      47,200  Hilton Hotels Corp.                                  1,647,280
                                                                 -----------
                                                                   2,925,623
                                                                 -----------

              MORTGAGE:                                   4.42%
      66,500  Annaly Capital Management                              925,015
      36,923  I Star Financial Inc.**                              1,765,658
                                                                 -----------
                                                                   2,690,673
                                                                 -----------

              OFFICE/INDUSTRIAL:                         17.18%
      91,400  Allied Properties Real Estate Investment
                Trust (CANADA)                                     1,823,449
      64,300  DCT Industrial Trust                                   758,740
      40,300  Duke Realty Corp.                                    1,648,270
      24,800  Equity Office Properties Trust                       1,194,616
     125,100  Government Properties Trust, Inc.                    1,326,060
      37,800  Mack-Cali Realty Corp                                1,927,800
     135,700  Mission West Properties Inc.                         1,777,670
                                                                 -----------
                                                                  10,456,605
                                                                 -----------

              OFFICE/SUBURBAN:                            3.22%
      39,900  Liberty Property Trust**                             1,960,686
                                                                 -----------

   Number                                                           Market
   of shares Security Description                                   Value
   --------- --------------------                                 -----------

             REALTY/DIVERSIFIED:                           3.99%
     37,300  Colonial Properties Trust                            $ 1,748,624
     19,300  Cousins Properties, Inc.                                 680,711
                                                                  -----------
                                                                    2,429,335
                                                                  -----------

             REGIONAL MALLS:                               3.65%
     21,300  Pennsylvania Real Estate Investment Trust                838,794
     27,200  Taubman Centers, Inc**                                 1,383,392
                                                                  -----------
                                                                    2,222,186
                                                                  -----------

             SHOPPING CENTERS:                            11.45%
     45,200  Acadia Realty Trust                                    1,130,904
    112,700  Kite Realty Group Trust**                              2,098,474
     61,900  Ramco-Gershenson Properties Trust**                    2,360,866
     72,200  Urstadt Biddle Properties Class A                      1,378,298
                                                                  -----------
                                                                    6,968,542
                                                                  -----------

             TRANSPORTATION:                               2.92%
     29,800  Florida East Coast Industries, Inc.                    1,776,080
                                                                  -----------

             TOTAL COMMON STOCKS
             (Cost $30,148,893)                                   $41,522,400
                                                                  -----------

             PREFERRED STOCK:                             30.76%

             APARTMENTS:                                   2.36%
     19,300  Apartment Investment & Management Co.,
               Series Y, 7.875%                                       492,150
     23,100  BRE Properties, Series C, 6.750%                         582,120
     13,900  Mid-American Apartment Communities,
               Series H, 8.30%                                        365,570
                                                                  -----------
                                                                    1,439,840
                                                                  -----------

             HEALTHCARE:                                   1.60%
     24,000  Healthcare Property Investors Inc.,
               Series F, 7.100%                                       614,880
     13,800  Healthcare REIT, Inc., Series D, 7.875%**                357,420
                                                                  -----------
                                                                      972,300
                                                                  -----------

             HOTELS:                                       3.35%
     24,600  Felcor Lodging Trust, Inc.,
               Series A, 1.950%**                                     615,000
     24,500  LaSalle Hotel Properties, Series G, 7.250%               623,525

   Number                                                               Market
   of shares Security Description                                       Value
   --------- --------------------                                     ----------

             HOTELS (continued):
    17,100   Sunstone Hotel Inc., Series A, 8.00%                     $  436,050
    14,500   Winston Hotels Inc., Series B, 8.00%**                      366,125
                                                                      ----------
                                                                       2,040,700
                                                                      ----------

             MORTGAGE:                                     2.80%
    29,100   Annaly Mortgage Management Inc.,
               Series A, 7.875%                                          732,156
    10,300   Istar Financial Inc., Series D, 8.000%                      262,238
    14,000   Istar Financial Inc., Series G, 7.650%                      357,140
    14,100   MFA Mortgage Investment Inc.,
             Series A, 8.50%**                                           354,333
                                                                      ----------
                                                                       1,705,867
                                                                      ----------

             NET LEASE:                                    1.14%
    27,800   Trustreet Properties, Inc., Series A, 7.72%                 695,000
                                                                      ----------

             OFFICE/CENTRAL BUSINESS
             DISTRICT:                                     0.74%
    17,500   SL Green Realty Corp., Series C, 7.625%                     448,350
                                                                      ----------

             OFFICE/INDUSTRIAL                             4.73%
    17,100   Brandywine Realty Trust Series C, 7.50%                     432,117
    19,400   Crescent Real Estate Series A, 6.75%**                      424,375
    29,200   Duke Realty Corp., Series L, 6.60%**                        736,132
    21,877   Highwoods Properties, Series B, 8.00%**                     553,269
    29,700   Maguire Properties Inc.,
               Series A, 7.625%**                                        734,481
                                                                      ----------
                                                                       2,880,374
                                                                      ----------

             OFFICE/SUBURBAN:                              3.02%
    25,300   Alexandria Real Estate Equities
               Series C, 8.3750%                                         661,848
    19,800   Digital Realty Series B, 7.875%                             503,910
    13,700   Kilroy Realty Corp., Series F, 7.50%**                      347,295
    13,100   PS Business Parks, Inc., Series F, 8.75%**                  327,369
                                                                      ----------
                                                                       1,840,422
                                                                      ----------

   Number                                                           Market
   of shares Security Description                                   Value
   --------- --------------------                                 -----------

             REALTY/DIVERSIFIED:                          2.62%
     8,600   Colonial Properties Trust,
               Series D, 8.125%**                                 $   224,632
    23,300   Colonial Properties Trust,
               Series E, 7.62%**                                      590,189
    16,700   Cousins Properties Inc., Series A, 7.75%**               432,530
    13,600   Lexington Corporate Properties Trust
               Series B, 8.05%**                                      347,616
                                                                  -----------
                                                                    1,594,967
                                                                  -----------

             REGIONAL MALLS:                              1.56%
    13,700   CBL & Associates Properties,
               Series C, 7.75%**                                      351,542
    11,700   Simon Property Group Inc.,
               Series G, 7.89%                                        596,700
                                                                  -----------
                                                                      948,242
                                                                  -----------

             SELF STORAGE:                                1.23%
    28,475   Public Storage Inc., Series A, 6.125%**                  748,038
                                                                  -----------

             SHOPPING CENTERS:                            5.61%
     8,600   Developers Diversified Realty,
               Series G, 8.00%                                        219,902
    15,700   Developers Diversified Realty,
               Series H, 7.375%                                       396,582
    24,700   Realty Income, Series E                                  621,699
    29,400   Regency Centers Corp, Series E, 6.70%                    742,056
    16,000   SAUL Centers Inc., Series A, 8.00%**                     410,400
    22,800   Tanger Factory Outlet Series C, 7.50%                    590,064
    16,800   Urstadt Biddle Properties, Inc.,
               Series D, 7.50%                                        429,240
                                                                  -----------
                                                                    3,409,943
                                                                  -----------

             TOTAL PREFERRED STOCKS
             (Cost $18,247,789)                                    18,724,043
                                                                  -----------

             TOTAL LONG POSITIONS
             (Cost $48,396,682)                                    60,246,443
                                                                  -----------

       Number                                                  Market
       of shares Security Description                          Value
       --------- --------------------                       -----------

                 SECURITIES SOLD SHORT              -4.27%

                 COMMON STOCK                       -4.27%

                 EXCHANGE TRADED FUND:              -2.45%
        (5,300)  Ishares Dow Jones US REIT                  $  (444,299)
        (6,100)  Dow Jones Wilshire REIT Fund                  (536,251)
        (6,600)  Vanguard REIT Vipers                          (507,804)
                                                            -----------
                                                             (1,488,354)
                                                            -----------

                 MORTGAGE:                          -1.45%
       (14,400)  Countrywide Financial                         (611,280)
       (30,900)  IMPAC Mortgage Holdings, Inc.                 (271,920)
                                                            -----------
                                                               (883,200)
                                                            -----------

                 REALTY/DIVERSIFIED:                -0.37%
        (4,200)  St. Joe Company                               (224,994)
                                                            -----------

                 TOTAL SECURITIES SOLD SHORT
                 (Proceeds $2,646,305)                       (2,596,548)
                                                            -----------

                 NET INVESTMENTS IN SECURITIES
                 (Cost: $45,750,377)                94.73%  $57,649,895
                 Other assets, net of liabilities    5.27%    3,206,883
                                                   ------   -----------
                 NET ASSETS                        100.00%  $60,856,778
                                                   ======   ===========

*  Non-income producing
** All or a portion of position is segregated as collateral for securities sold short. The segregated market value of collateral is $14,248,165

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $48,396,682) (Note 1)                       $60,246,443
 Deposits with brokers for securities sold short                                        5,740,297
 Cash                                                                                   1,049,297
 Receivable from broker                                                                    12,327
 Dividends and interest receivable                                                        336,769
 Receivable for capital stock sold                                                         31,900
 Prepaid expenses                                                                          29,760
                                                                                      -----------
   TOTAL ASSETS                                                                        67,446,793
                                                                                      -----------

LIABILITIES
 Payable for securities sold short (proceeds $2,646,305)                                2,596,548
 Payable for securities purchased                                                       3,968,359
 Payable for capital stock redeemed                                                           200
 Accrued management fees                                                                   18,299
 Other accrued expenses                                                                     6,609
                                                                                      -----------
   TOTAL LIABILITIES                                                                    6,590,015
                                                                                      -----------

NET ASSETS                                                                            $60,856,778
                                                                                      ===========
Net Assets Consist of :
 Paid-in-capital applicable to 3,768,500 $0.01par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                          $48,052,236
 Accumulated net realized gain (loss) on investments                                      905,024
 Net unrealized appreciation (depreciation) on investments                             11,849,761
 Net unrealized appreciation (depreciation) on investments sold short                      49,757
                                                                                      -----------
NET ASSETS                                                                            $60,856,778
                                                                                      ===========

NET ASSET VALUE PER SHARE
($60,856,778/3,768,500 shares outstanding)                                            $     16.15
                                                                                      ===========

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                        Period Ended     Year Ended
                                                                     December 31, 2006* June 30, 2006
                                                                     ------------------ -------------
INVESTMENT INCOME
 Dividends                                                               $1,145,489      $ 2,138,917
 Interest                                                                   102,909          190,579
                                                                         ----------      -----------
   Total investment income                                               $1,248,398      $ 2,329,496
                                                                         ----------      -----------

EXPENSES
 Investment advisory fees (Note 2)                                          295,444          525,625
 Recordkeeping and administrative services (Note 2)                          29,544           47,912
 Accounting fees (Note 2)                                                    26,342           43,152
 Transfer agent fees (Note 2)                                                19,761           48,184
 Custody fees                                                                 4,587            5,678
 Legal and audit fees                                                        48,277           93,806
 Compliance fees                                                              2,728           25,043
 Registration fees                                                           11,404           14,953
 Shareholder servicing and reports (Note 2)                                  40,231           46,086
 Directors fee                                                                1,860           18,744
 Insurance                                                                   13,241            7,416
 Dividend expense                                                           163,694          125,768
 Interest expense                                                            64,545           47,625
 Miscellaneous                                                               12,781           36,632
                                                                         ----------      -----------
   Total expenses                                                           734,439        1,086,624
 Fees paid indirectly (Note 6 )                                             (33,668)         (71,451)
 Management fee waiver (Note 2)                                             (29,264)              --
                                                                         ----------      -----------
   Net expenses                                                             671,507        1,015,173
                                                                         ----------      -----------
 Net investment income                                                      576,891        1,314,323
                                                                         ----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND SECURITIES SOLD SHORT
 Net realized gain (loss) on:
   Investments                                                            4,246,936        4,632,908
   Securities sold short                                                   (898,277)      (1,526,478)
 Net increase (decrease) in unrealized appreciation/depreciation on:
   Investments                                                            4,161,138          (53,014)
   Securities sold short                                                    102,515          694,443
                                                                         ----------      -----------
 Net increase (decrease) in unrealized appreciation/depreciation on
   investments                                                            7,612,312        3,747,859
                                                                         ----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $8,189,203      $ 5,062,182
                                                                         ==========      ===========

* Effective July 1, 2006, the Fund changed its year end from June 30 to December 31.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      July 1, 2006
                                                        through        Year ended    Year ended
                                                   December 31, 2006* June 30, 2006 June 30, 2005
                                                   ------------------ ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                                $    576,891    $  1,314,323  $    524,228
 Net realized gain on investments and securities
   sold short                                            3,348,659       3,106,430     2,328,948
 Change in unrealized appreciation/depreciation on
   investments and securities sold short                 4,263,653         641,429     3,917,475
                                                      ------------    ------------  ------------
 Increase (decrease) in net assets from operations       8,189,203       5,062,182     6,770,651
                                                      ------------    ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
 Net investment income                                    (815,670)       (641,107)     (927,609)
 Net realized gain on investments                       (3,197,345)     (5,020,015)   (1,790,939)
 Return of capital                                              --        (307,209)     (618,647)
                                                      ------------    ------------  ------------
 Decrease in net assets from distributions              (4,013,015)     (5,968,331)   (3,337,195)
                                                      ------------    ------------  ------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                            13,517,154      22,939,744    29,923,247
 Distributions reinvested                                2,839,515       4,198,516     1,587,105
 Shares redeemed                                       (14,853,172)    (14,029,408)  (16,519,613)
                                                      ------------    ------------  ------------
 Increase (decrease) in net assets from capital
   share transactions                                    1,503,497      13,108,852    14,990,739
                                                      ------------    ------------  ------------

Net Assets
Increase (decrease) during period                        5,679,685      12,202,703    18,424,195
Beginning of period                                     55,177,093      42,974,390    24,550,195
                                                      ------------    ------------  ------------
NET ASSETS at the end of the period                   $ 60,856,778    $ 55,177,093  $ 42,974,390
                                                      ============    ============  ============
(Including accumulated net investment
  income (loss) of $0, $354,462 and ($227,619),
  respectively)

* Effective July 1, 2006, the Fund changed its year end from June 30 to December 31.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND*
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                     July 1, 2006
                                       through         Year ended June 30     December 16, 2002
                                     December 31,  -------------------------       through
                                        2006**       2006     2005     2004   June 30, 2003/1/
                                     ------------  -------  -------  -------  -----------------
NET ASSET VALUE
Beginning of period                    $ 15.01     $ 15.50  $ 14.14  $ 12.75       $ 12.00
                                       -------     -------  -------  -------       -------
Investment activities
 Net investment income                    0.04        0.27     0.31     0.18          0.23
 Net realized and unrealized gain on
   investments                            2.21        1.29     2.34     2.08          0.76
                                       -------     -------  -------  -------       -------
 Total from investment activities         2.25        1.56     2.65     2.26          0.99
                                       -------     -------  -------  -------       -------
Distributions:
 Net investment income                   (0.23)      (0.18)   (0.35)   (0.29)        (0.24)
 Realized gains                          (0.88)      (1.76)   (0.70)   (0.39)           --
 Return of capital                          --       (0.11)   (0.24)   (0.19)           --
                                       -------     -------  -------  -------       -------
Total Distributions                      (1.11)      (2.05)   (1.29)   (0.87)        (0.24)
                                       -------     -------  -------  -------       -------
NET ASSET VALUE
End of period                          $ 16.15     $ 15.01  $ 15.50  $ 14.14       $ 12.75
                                       =======     =======  =======  =======       =======
Total Return                             15.07%      11.15%   19.26%   18.07%         8.37%
                                       =======     =======  =======  =======       =======

Ratios/Supplemental Data
Ratio to average net assets/ (A)/
 Expenses /(B)/                           2.27%***    2.16%    2.73%    3.26%         2.88%***
 Net investment income                    1.95%***    2.79%    1.35%    1.30%         3.42%***
Portfolio turnover rate                  64.82%      58.82%   45.00%   84.00%        27.00%
Net assets, end of period (000's)      $60,857     $55,177  $42,974  $24,550       $22,396

* Formerly known as Hillview/REMS Leveraged REIT fund. Name change effective on October 28, 2004.
** Effective July 1, 2006, the Fund changed its year end from June 30 to
   December 31.
***Annualized

/(1)/Commencement of operations was December 16, 2002.

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, .56% for the year ended June 30, 2005, .16% for the year ended June 30, 2004 and .77% for the period ended June 30, 2003.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                 Period Ended     Year Ended
                                                                               December 31, 2006 June 30, 2006
                                                                               ----------------- -------------
INCREASE/(DECREASE) IN CASH
Cash flows from operating activities:
 Net increase in net assets from operations                                      $  8,189,203    $  5,062,182
  Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
     Purchase of investment securities                                            (14,256,206)    (34,230,948)
     Proceeds from disposition of investment securities                            18,987,650      28,037,287
     Decrease (increase) in receivables for securities sold                           460,713         248,922
     Decrease (increase) in receivable from broker                                     57,598         (12,083)
     Decrease (increase) in dividends and interest receivable                         (29,900)        (19,977)
     Decrease (increase) in prepaid assets                                             13,559         (32,035)
     Purchase and sale of securities sold short--net                               (4,212,810)     (1,873,385)
     Increase (decrease) in payable for securities purchased                        2,593,663         503,728
     Increase (decrease) in interest/dividend payable                                 (21,280)         18,900
     Increase (decrease) in deposits into brokers for securities sold short        (2,628,857)      1,135,087
     Increase (decrease) in accrued management fees                                    (7,830)        (20,626)
     Decrease in other accrued expenses                                                (4,899)        (22,957)
     Unrealized depreciation on investments and securities sold short              (4,326,506)       (153,390)
     Net realized gain from investments and securities sold short (net of
       $973,263 of capital gain distributions received)                            (2,783,562)     (4,178,589)
     Return of capital dividends received                                             142,280              --
                                                                                 ------------    ------------
 Net cash provided by (used in) operating activities:                               2,172,816      (5,537,884)
                                                                                 ------------    ------------
Cash flows from financing activities:
 Proceeds from shares sold                                                         13,490,084      22,934,914
 Payments on shares redeemed                                                      (14,856,043)    (14,061,658)
 Cash distributions paid                                                           (1,173,500)     (1,769,815)
 Repayment of bank overdraft                                                               --        (149,617)
                                                                                 ------------    ------------
 Net cash provided by (used in) financing activities                               (2,539,459)      6,953,824
                                                                                 ------------    ------------
Net increase (decrease) in cash                                                      (366,643)      1,415,940

Cash:
 Beginning balance                                                                  1,415,940              --
                                                                                 ------------    ------------
 Ending balance                                                                  $  1,049,297    $  1,415,940
                                                                                 ============    ============

See Notes to Financial Statements.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund until October 28, 2004, is a series of The World Funds, Inc. ("TWF"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund was originally established in December, 2002 as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the "Plan") approved at a special meeting of the shareholders held on November 17, 2005 (see Note 8 for further discussion). TWF has allocated to the Fund 50,000,000 shares of its 850,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

      The investment objective of the Fund is to achieve long-term growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts ("REITs") and real estate operating companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Valuation The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

      Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund's tax year is December 31, therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for implementation no later than June 29, 2007 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

      Security Transactions and Income Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

      Cash, Cash Equivalents and Restricted Cash Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

      The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. All are in the custody of the prime broker. Such cash balances include amounts of "restricted cash" consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

      Substantially all of the Fund's cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund's investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

      Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Real Estate Investments Trust Securities The Fund has made certain investments in real estate investment trusts ("REITs") which makes distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT's taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported. At December 31, 2006, the Fund had undistributed net investment income of which a portion or all of the undistributed net investment income could be return of capital or reclassified to capital gains.

      Foreign Currency Values of investments denominated in foreign currencies are converted in to U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

      Reclassifications Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassifed between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2006, permanent differences from financial reporting and tax purposes have been reclassified by decreasing undistributed net investment income by $115,683, increasing accumulated net realized gain on investments by $52,830 and increasing unrealized appreciation/depreciation on investments by $62,853.

      Short Sales A short sale is a transaction in which the Fund sells a security it does not own in anticipation a of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund's custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At December 31, 2006, the value of securities sold short amounted to $2,596,548 against which collateral of $19,988,462, including cash of $5,740,297 was held. The collateral includes the deposits with brokers for securities sold short and certain long-term investments held long as shown in the Portfolio of Investments.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group ("REMS"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. Effective November 25, 2005, REMS has contractually agreed to waive or limit its fees until November 25, 2007, so that the ratio operating expenses for the Fund are limited to 1.50%. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund's business ("extraordinary expenses"). For the period ended December 31, 2006, the Advisor earned $295,444 of which $29,264 was waived. For the year ended June 30, 2006, the Advisor earned and received $525,625.

      REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the fund. The total amount of recoverable reimbursements as of December 31, 2006 was $29,264 and expires 2009.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for Blue-sky and certain shareholder servicing on an hourly rate basis. Of the $11,404 of registration fees expense incurred and the $40,231 of shareholder services and reports expense incurred, CSS received $2,515 and $2,148, respectively, for these services. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $29,544 and $29,538 for its services for the period ended December 31, 2006 and the period November 25, 2005 to June 30, 2006, respectively.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended December 31, 2006, no underwriting fees were received by FDCC in connection with the distribution of the Fund's shares. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 7 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the period ended December 31, 2006 and the period November 25, 2005 to June 30, 2006, there were no CDSC's for Fund shares redeemed.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $19,761 and $37,454 for its services for the period ended December 31, 2006 and the period November 25, 2005 to June 30, 2006, respectively.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $26,342 and $30,289 for its services for the period ended December 31, 2006 and the period November 25, 2005 to June 30, 2006, respectively.

      Certain officers and/or an interested director of the Fund are also officers, principals and/or director of CFA, CSS, FDCC and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended December 31, 2006, aggregated $14,256,206 and $18,987,650, respectively. These amounts do not include purchases of $13,542,348 to cover short sales and proceeds of $9,025,482 from sales of short securities.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

      Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

      The tax character of distributions paid during the period ended December 31, 2006, the year ended December 31, 2005 (tax year) and year ended December 31, 2004 (tax year) were as follows:

                            Period ended     Tax Year ended    Tax Year ended
                          December 31, 2006 December 31, 2005 December 31, 2004
                          ----------------- ----------------- -----------------
 Distributions paid from:
    Ordinary income          $  815,670        $1,074,624        $1,085,521
    Realized gain             3,197,345         4,593,118         1,251,997
    Return of capital                --           307,209           698,320
                             ----------        ----------        ----------
        Total                $4,013,015        $5,974,951        $3,035,838
                             ==========        ==========        ==========

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

        Undistributed net investment income (loss)          $   218,612
        Accumulated net realized gain (loss) on investments
          and securities sold short                             699,238
        Net unrealized appreciation (depreciation) on
          investments and investments sold short             11,886,693
                                                            -----------
                                                            $12,804,543
                                                            ===========

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

      As of December 31, 2006, the cost for Federal Income tax purpose was:

                                              Cost
                                          -----------
                          Long positions  $48,409,507
                          Short positions  (2,646,305)
                                          -----------
                                          $45,763,202
                                          ===========

      Net unrealized appreciation consists of :

                   Gross unrealized appreciation $12,046,424
                   Gross unrealized depreciation    (159,731)
                                                 -----------
                   Net unrealized appreciation   $11,886,693
                                                 ===========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for each class of shares were:

                       Period ended              Year ended               Year ended
                     December 31, 2006         June 30, 2006             June 30, 2005
                  ----------------------  -----------------------  ------------------------
                   Shares       Value       Shares       Value       Shares        Value
                  --------  ------------  ---------  ------------  ----------  ------------
Shares sold        832,093  $ 13,517,154  1,530,393  $ 22,939,744   2,052,076  $ 29,923,247
Shares reinvested  176,347     2,839,515    296,454     4,198,516     106,207     1,587,105
Shares redeemed   (915,250)  (14,853,172)  (923,263)  (14,029,408) (1,122,386)  (16,519,613)
                  --------  ------------  ---------  ------------  ----------  ------------
Net increase        93,190  $  1,503,497    903,584  $ 13,108,852   1,035,897  $ 14,990,739
                  ========  ============  =========  ============  ==========  ============

NOTE 6 - COMMISSION RECAPTURE AGREEMENT

      The Fund entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. The Fund received and used $33,668 and $71,451 to offset operating expenses for the period ended December 31, 2006 and the year end June 30, 2006, respectively.

NOTE 7 - SHAREHOLDER CONCENTRATIONS

      As of December 31, 2006, four shareholders held approximately 78% of the outstanding shares of the Fund. These shareholders represent omnibus accounts, which are held on behalf of several individual shareholders with the exception of one shareholder who holds 5.44%.

NOTE 8 - CHANGE IN YEAR END

      The Board of Directors adopted a change in the Fund's fiscal year end date to December 31. This change was effective beginning with this fiscal period, which ran from July 1, 2006 to December 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders of REMS Real Estate Value-Opportunity Fund
And the Board of Directors of
The World Funds, Inc.

We have audited the accompanying statement of assets and liabilities of REMS Real Estate Value-Opportunity Fund (the "Fund"), a series of The World Funds, Inc., including the schedule of investments, as of December 31, 2006, and the related statements of operations, statements of cash flows, the statements of changes in net assets, and financial highlights for the period ended December 31, 2006 and the year ended June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2005 and the financial highlights for the periods prior to the year ended June 30, 2006 were audited by other auditors whose report dated August 24, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REMS Real Estate Value-Opportunity Fund as of December 31, 2006, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 23, 2007

SUPPLEMENTAL INFORMATION (unaudited)

The World Funds, Inc.
(the "Company")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 527-9525.

Name, Address and         Position(s) Held Number of   Principal Occupation(s)             Other
Year Born                 with Company     Funds in    During the Past Five (5) Years      Directorships by
                          and Tenure       the Company                                     Directors and
                                           Overseen                                        Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III/ (1)/   Chairman,            10      Treasurer and Director of            The World
8730 Stony Point Parkway, Director and                 Commonwealth Shareholder             Insurance
Suite 205                 Treasurer since              Services, Inc. ("CSS"), the          Trust - 1 Fund
Richmond, VA 23235        May, 1997                    Company's Administrator, since
(1945)                                                 1985; President and Director of
                                                       First Dominion Capital Corp.
                                                       ("FDCC"), the Company's
                                                       underwriter; President and Director
                                                       of Fund Services, Inc., the
                                                       Company's Transfer and Disbursing
                                                       Agent since 1987; President and
                                                       Treasurer of Commonwealth
                                                       Capital Management, Inc. since
                                                       1983, President of Commonwealth
                                                       Capital Management, LLC, since
                                                       1984; President and Director of
                                                       Commonwealth Fund Accounting,
                                                       Inc., which provides bookkeeping
                                                       services to the Company; and
                                                       Chairman and Trustee of The World
                                                       Insurance Trust, a registered
                                                       investment company, since May,
                                                       2002. Mr. Pasco is also a certified
                                                       public accountant.
-----------------------------------------------------------------------------------------------------------

Name, Address and      Position(s) Held Number of   Principal Occupation(s)              Other
Year Born              with Company     Funds in    During the Past Five (5) Years       Directorships by
                       and Tenure       the Company                                      Directors and
                                        Overseen                                         Number of Funds
                                                                                         in the Complex
                                                                                         Overseen
---------------------------------------------------------------------------------------------------------
Interested Directors (continued):
---------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr. /(2)/ Director since   10          Retired. Manager of the Customer     The World
8730 Stony Point       May, 1997                    Services Operations and Accounting   Insurance
Parkway, Suite 205                                  Division of the Potomac Electric     Trust - 1 Fund;
Richmond, VA 23235                                  Power Company; from August,          Satuit Capital
(1940)                                              1978 until April, 2005; a Trustee of Management
                                                    World Insurance Trust, a registered  Trust - 1 Fund.
                                                    investment company, since May,
                                                    2002; a Trustee of Satuit Capital
                                                    Management Trust, a registered
                                                    investment company, since October,
                                                    2002; and a Trustee of Janus
                                                    Advisors Series Trust, a registered
                                                    investment company, from 2003 to
                                                    2005.
---------------------------------------------------------------------------------------------------------
Non-Interested Directors:
---------------------------------------------------------------------------------------------------------
William E. Poist       Director since   10          Financial and Tax Consultant         The World
8730 Stony Point       May, 1997                    through his firm Management          Insurance
Parkway, Suite 205                                  Consulting for Professionals since   Trust - 1 Fund;
Richmond, VA 23235                                  1974; a Trustee of Satuit Capital    Satuit Capital
(1939)                                              Management Trust, a registered       Management
                                                    investment company, since            Trust - 1 Fund.
                                                    November, 2003; and a Trustee of
                                                    World Insurance Trust, a registered
                                                    investment company, since May,
                                                    2002. Mr. Poist is also a certified
                                                    public accountant.
---------------------------------------------------------------------------------------------------------
Paul M. Dickinson      Director since   10          President of Alfred J. Dickinson,    The World
8730 Stony Point       May, 1997                    Inc. Realtors since April, 1971; a   Insurance
Parkway, Suite 205                                  Trustee of Satuit Capital            Trust - 1 Fund;
Richmond, VA 23235                                  Management Trust, a registered       Satuit Capital
(1947)                                              investment company, since            Management
                                                    November, 2003; and Trustee of       Trust - 1 Fund.
                                                    World Insurance Trust, a registered
                                                    investment company, since May,
                                                    2002.
---------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held  Number of   Principal Occupation(s)              Other
Year Born                with Company      Funds in    During the Past Five (5) Years       Directorships by
                         and Tenure        the Company                                      Directors and
                                           Overseen                                         Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the  N/A         President of CSI Capital             N/A
600 California Street    CSI Equity Fund               Management, Inc., a registered
18/th/ Floor             series since                  investment adviser, since 1978.
San Francisco, CA 94108  October, 1997                 Partner in the law firm Taylor &
(1946)                                                 Faust since September, 1975.
------------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.    Vice President    N/A         President of Third Millennium        N/A
1185 Avenue of the       of the Company                Investment Advisors, LLC, a
Americas, 32/nd/ Floor   and President of              registered investment adviser, since
New York, New York 10036 the Third                     April, 1998; and Director of Teton
(1941)                   Millennium                    Energy Corporation since 1993.
                         Russia Fund
                         series since
                         October, 1998
------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan     Vice President    N/A         Chairman, President and Treasurer    N/A
2807 Gaston Gate         of the Company                of Satuit Capital Management Trust,
Mt. Pleasant, SC 29466   and President of              an open-end investment
(1960)                   the Genomics                  management company, since
                         Fund series                   December, 2000; Managing
                         since January,                Director and Investment Officer of
                         2003.                         Satuit Capital Management, LLC, a
                                                       registered investment adviser, from
                                                       June, 2000 to Present.
------------------------------------------------------------------------------------------------------------
* Jeffrey W. Taylor      Vice President    N/A         Chief Operating Officer of Dividend  N/A
518 17/th/ Street        of the Company,               Capital Investments LLC
Suite 1200               and President of              (investment adviser) since
Denver, CO 80202         the Dividend                  December, 2005; Vice President of
(1973)                   Capital Realty                Business Services from February,
                         Income Fund                   2004 to December, 2005; Product
                         series since                  Manager, INVESCO Inc. from July,
                         March, 2006.                  2003 to January, 2004; and Manager
                                                       of Marketing and Business
                                                       Analytics, INVESCO Funds Group
                                                       Inc. from 1999 to 2003.
------------------------------------------------------------------------------------------------------------
* Gunter Faschang        Vice President    N/A         Vice President, Vontobel Asset       N/A
450 Park Avenue          of the Company                Management (investment adviser)
New York, New York 10022 and President of              since 2001 and head of Eastern
(1972)                   the Eastern                   European equity management and
                         European Equity               research, Vontobel Asset
                         Fund series since             Management AG since 2001.
                         May, 2001.
------------------------------------------------------------------------------------------------------------

Name, Address and            Position(s) Held Number of    Principal Occupation(s)              Other
Year Born                    with Company     Funds in the During the Past Five (5) Years       Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* J. Allen Gray              Vice President       N/A      Managing Partner at Osprey                 N/A
Shrewsbury Executive Center  of the Company                Partners Investment Management,
II 1040 Broad Street         and President of              LLC (investment adviser) since
Shrewsbury, New Jersey 07702 the Osprey                    2004; Principal at Osprey Partners
(1961)                       Concentrated                  Investment Management, LLC
                             Large Cap                     from 2002 to 2004; Senior Vice
                             Value Equity                  President at Osprey Partners
                             Fund series                   Investment Management, LLC
                             since                         from 1999 to 2002.
                             September,
                             2006.
----------------------------------------------------------------------------------------------------------------
Karen M. Shupe               Secretary since      N/A      Executive Vice President of                N/A
8730 Stony Point Parkway,    2005 and                      Administration and Accounting,
Suite 205                    Treasurer since               Commonwealth Shareholder
Richmond, VA 23235           2006                          Services, Inc. since 2003; Financial
(1964)                                                     Reporting Manager,
                                                           Commonwealth Shareholder
                                                           Services, Inc., from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.         Chief                N/A      Co-founder and Managing Member             N/A
230 Spring Hills Drive       Compliance                    of Drake Compliance (compliance
Suite 340                    Officer                       consulting), LLC since 2004;
Spring, TX 77380                                           founder and controlling shareholder
(1957)                                                     of David Jones & Associates (law
                                                           firm) since 1998; President and
                                                           Chief Executive Officer of Citco
                                                           Mutual Fund Services, Inc.
                                                           from 2001 to 2003.
----------------------------------------------------------------------------------------------------------------

/(1)/Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to the Genomicsfund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, Commonwealth Fund Accounting, pricing agent, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.
/(2)/Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, a series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

Rems Real Estate Value-Opportunity Fund
Supplemental Information

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2006 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Advisor:

   Real Estate Management Services Group
     1100 Fifth Ave South, Suite 205
     Naples, FL 34102

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, VA 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the REMS Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at theworldfunds.com


                         Annual Report to Shareholders

                               REMS REAL ESTATE
                            VALUE-OPPORTUNITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                      For the Period July 1, 2006 through
                               December 31, 2006

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $83,000 for 2006 and $49,000 for 2005.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,500 for 2006 and $9,500 for 2005.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2006 and $0 for 2005.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Eastern European Equity Fund; the Epoch International Small Cap Fund, the Epoch U.S. All Cap Fund; the Epoch Global Equity Shareholder Yield Fund; the Dividend Capital Realty Income Fund; and, the REMS Real Estate Value Opportunity Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                --------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:        March 12, 2007



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         March 12, 2007


By (Signature and Title)*:      /s/Karen Shupe
                                -------------------
                                 Karen Shupe
                                 Chief Financial Officer
                                (principal financial officer)

Date:         March 12, 2007


* Print the name and title of each signing officer under his or her signature.